As filed with the U.S. Securities and Exchange Commission on January 26, 2023
File Nos. 333-29337, 811-08257

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. Post-Effective Amendment No. 57	☐ ☒
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 59	☒

STATE STREET INSTITUTIONAL FUNDS
(Exact Name of Registrant as Specified in Charter)

One Iron Street
Boston, Massachusetts 02210
(Address of Principal Executive Offices)
(800) 242-0134
(Registrant's Telephone Number)
Sean O’Malley, Esq.
Senior Vice President and General Counsel
c/o SSGA Funds Management, Inc.
One Iron Street
Boston, Massachusetts 02210
(Name and Address of Agent for Service)

Copies to:
Timothy W. Diggins, Esq.
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199-3600

It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to Rule 485, paragraph (b)
☒	on January 31, 2023 pursuant to Rule 485, paragraph (b)
☐	60 days after filing pursuant to Rule 485, paragraph (a)(1)
☐	on _________________ pursuant to Rule 485, paragraph (a)(1)
☐	75 days after filing pursuant to Rule 485, paragraph (a)(2)
☐	on _________________ pursuant to Rule 485, paragraph (a)(2)
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
January 31, 2023
State Street Institutional Funds
Equity Funds
State Street Institutional Premier Growth Equity Fund
Investment Class (SSPGX) Service Class (SSPSX)
State Street Institutional Small-Cap Equity Fund
Investment Class (SIVIX) Service Class (SSQSX)
State Street Institutional U.S. Equity Fund
Investment Class (SUSIX) Service Class (SUSSX)
Like all mutual funds, the State Street Institutional Funds' shares have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summaries	1
State Street Institutional Premier Growth Equity Fund	1
State Street Institutional Small-Cap Equity Fund	7
State Street Institutional U.S. Equity Fund	15
Fund Objectives, Strategies and Risks	21
State Street Institutional Premier Growth Equity Fund	21
State Street Institutional Small-Cap Equity Fund	21
State Street Institutional U.S. Equity Fund	22
Additional Information About Risks	23
Additional Information About the Funds' Non-Principal Risks	32
Portfolio Holdings	34
Management and organization	35
Investment Adviser	35
Portfolio Management	36
Sub-Advisers	38
Other Fund Services	39
Shareholder Information	40
Determination of Net Asset Value	40
Investing in State Street Institutional Funds Shares	40
Dividends, Distributions and Tax Considerations	47
Tax Considerations	48
Financial Intermediary Arrangements	49
Distribution Arrangements and Rule 12b-1 Fees	49
Other Payments to Financial Intermediaries	49
Financial Highlights	51

State Street Institutional Funds
State Street Institutional
Premier Growth Equity Fund
Fund Summary

Investment Objective
The investment objective of the State Street Institutional Premier Growth Equity Fund (the “Fund”) is to seek long-term growth of capital and future income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
	Investment Class	Service Class
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investment Class	Service Class
Management Fees[1,2]	0.55%	0.55%
Distribution and Shareholder Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses[2]	0.59%	0.84%
1
The Fund's management fee is a “unitary” fee that includes most operating expenses payable by the Fund. The rate is subject to breakpoints and differs depending on the average daily net assets of the Fund. Accordingly, actual management fee rate may be higher or lower than shown above.
2
The Fund's “Management Fees” and “Total Annual Fund Operating Expenses” have been restated to reflect current fees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Investment Class	$60	$189	$329	$738
Service Class	$86	$268	$466	$1,037
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities, such as common and preferred stocks.
The Fund invests primarily in a limited number of large and medium sized companies (meaning companies with market capitalizations of $2 billion or more) that SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the Fund's investment adviser, believes have above-average growth histories and/or growth potential. The Adviser selects equity securi
1

State Street Institutional Funds
State Street Institutional
Premier Growth Equity Fund
Fund Summary

ties from a number of industries based on the merits of individual companies, although at times the Fund's investments may be focused in one or more market sectors, such as information technology. In seeking to achieve the Fund's investment objective with respect to future income, the Adviser also may consider companies that currently pay dividends or that have the potential to pay dividends in the future.
The Adviser seeks to identify securities of companies that they believe have desirable characteristics for the Fund such as:
•
above-average annual growth rates;
•
appropriate capital structures;
•
leadership in their respective industries; and/or
•
high quality management focused on generating shareholder value.
The Adviser may consider selling a security when one of these characteristics no longer applies, when the Adviser believes that the valuation has become excessive, or when more attractive alternatives are identified.
The Fund also may invest up to 25% of its total assets in foreign securities and up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities. The Adviser may also use various types of derivative instruments (such as futures contracts, options and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities. The Fund is a non-diversified investment company.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
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State Street Institutional Funds
State Street Institutional
Premier Growth Equity Fund
Fund Summary

Information Technology Sector Risk: Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. The U.S. Federal Reserve has been engaged in an aggressive campaign to raise interest rates in an effort to combat historically high levels of inflation. Interest rate increases may continue. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract
3

State Street Institutional Funds
State Street Institutional
Premier Growth Equity Fund
Fund Summary

may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Large Shareholder Risk: To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-Diversification Risk: As a “non-diversified” mutual fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
4

State Street Institutional Funds
State Street Institutional
Premier Growth Equity Fund
Fund Summary

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2022 compared with those of a broad measure of market performance. The bar chart shows how the Investment Class shares' returns have varied for each full calendar year shown. Except for differences in returns resulting from differences in fees and expenses, all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-242-0134 or by visiting our website at www.ssga.com.
Annual Total Returns (years ended 12/31)*

Highest Quarterly Return: 26.52% (Q2, 2020)
Lowest Quarterly Return: -20.59% (Q2, 2022)
Average Annual Total Returns (for periods ended 12/31/22)
	One Year	Five Years	Ten Years	Inception Date
Investment Class				10/29/1999
Return Before Taxes	-31.55%	9.33%	12.76%
Return After Taxes on Distributions	-53.38%	-3.62%	4.83%
Return After Taxes on Distributions and Sale of Fund Shares	-2.98%	8.07%	10.55%
Service Class Returns Before Taxes	-31.72%	9.05%	12.47%	1/3/2001
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	-29.14%	10.96%	14.10%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown above, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown only for Investment Class and after tax returns will vary for other share classes. Except for differences in returns resulting from differences in fees, expenses, and sales charges (as applicable), all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.

Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
The professional primarily responsible for the day-to-day management of the Fund is William Sandow. Mr. Sandow has served as a portfolio manager of the Fund since 2017.
William Sandow is a Vice President of the Adviser and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. He joined the Adviser in 2016 through the acquisition of GE Asset Management Incorporated (“GEAM”) by the ultimate parent company of State Street Global Advisors (“SSGA”).
5

State Street Institutional Funds
State Street Institutional
Premier Growth Equity Fund
Fund Summary

Purchase and Sale of Fund Shares
Purchase minimums
Direct Institutional Investors (i.e., institutional investors purchasing shares for their own accounts)
To establish an account	$5,000,000
To add to an existing account	None
All Other Eligible Investors
To establish an account	$10,000,000
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request, or wire transfer by calling us at 1-800-242-0134.
Written requests should be sent to:
By Mail:
State Street Global Advisors Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
By Overnight/Registered, Express, Certified Mail:
State Street Global Advisors Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
6

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Fund Summary

Investment Objective
The investment objective of the State Street Institutional Small-Cap Equity Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
	Investment Class	Service Class
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investment Class	Service Class
Management Fees[1]	0.88%	0.88%
Distribution and Shareholder Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.88%	1.13%
Less Fee Waivers and/or Expense Reimbursements[2]	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.75%	1.00%
1
The Fund's management fee is a “unitary” fee that includes most operating expenses payable by the Fund. The rate is subject to breakpoints and differs depending on the average daily net assets of the Fund. Accordingly, actual management fee rate may be higher or lower than shown above.
2
The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until January 31, 2024 (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund for expenses to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing) exceed 0.75% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2024, except with approval of the State Street Institutional Funds' Board ofTrustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Investment Class	$77	$268	$475	$1,072
Service Class	$102	$346	$610	$1,363
7

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Fund Summary

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks.
The Fund defines a small-cap company as one with a market capitalization that, at the time of initial investment, falls between (a) the market capitalization of the smallest company in the Russell 2000® Index and (b) either the larger of the market capitalization of the largest company in the Russell 2000® Index or $3.0 billion. As of December 31, 2022, the market capitalizations of companies in the Russell 2000® Index ranged from $3.7 million to $7.5 billion. These capitalization ranges will change over time. SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the Fund's investment adviser, or a sub-adviser will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of this capitalization range or because the index capitalization range changes. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time. The Adviser and sub-advisers select equity securities from a number of industries based on the merits of individual companies, although at times the Fund's investments may be focused in one or more market sectors, such as information technology.
The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles. SSGA FM will allocate the Fund's assets among the sub-advisers to maintain exposure to a combination of investment styles, but may have larger allocations to certain sub-advisers based on its assessment of the potential for better performance or to address capacity constraints of a particular sub-adviser, among other reasons. As a result, this orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.
The Adviser and sub-advisers seek to identify securities of companies that they believe have desirable characteristics for the Fund such as:
•
high quality management focused on generating shareholder value;
•
attractive products or services;
•
appropriate capital structures; and/or
•
strong competitive positions in their industries.
In addition, a sub-adviser with a value investment style generally will seek to identify securities of companies with characteristics such as attractive valuation, while a sub-adviser with a growth investment style generally will seek to identify securities of companies with strong growth potential.
The Adviser and sub-advisers may consider selling a security when one of these characteristics no longer applies, when the Adviser or sub-adviser believes that the valuation has become excessive, or more attractive alternatives are identified.
The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in securities with capitalizations outside the Fund's small-cap range and up to 10% of its total assets in foreign securities. The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities and up to 10% in below-investment grade debt securities. The Adviser and sub-advisers may also use various types of derivative instruments (such as futures contracts, options and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.
8

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Fund Summary

Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-, Mid-, and Micro-Capitalization Securities Risk: The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.
Asset Allocation Risk: The Fund's investment performance depends upon the successful allocation by the Adviser of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the Adviser's allocation techniques and decisions will produce the desired results.
Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
9

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Fund Summary

Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. The U.S. Federal Reserve has been engaged in an aggressive campaign to raise interest rates in an effort to combat historically high levels of inflation. Interest rate increases may continue. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or sub-adviser or may not have the effect on the Fund anticipated by the Adviser or sub-adviser.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
Information Technology Sector Risk: Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large Shareholder Risk: To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program.
10

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Fund Summary

Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed by the Adviser and multiple sub-advisers. The Adviser's or sub-advisers' judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's or sub-advisers' investment techniques and decisions will produce the desired results. Additionally, because portions of the Fund's assets are managed by the Adviser and multiple sub-advisers, each using different investment styles, the Fund could engage in overlapping security transactions, potentially leading to the Fund holding a more concentrated position in these securities.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize a stock's intrinsic worth or the Adviser or sub-adviser overestimates the stock's expected value.
11

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Fund Summary

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2022 compared with those of a broad measure of market performance. The bar chart shows how the Investment Class shares' returns have varied for each full calendar year shown. Except for differences in returns resulting from differences in fees and expenses, all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-242-0134 or by visiting our website at www.ssga.com.
Annual Total Returns (years ended 12/31)*

Highest Quarterly Return: 28.80% (Q4, 2020)
Lowest Quarterly Return: -31.22% (Q1, 2020)

Average Annual Total Returns (for periods ended 12/31/22)
	One Year	Five Years	Ten Years	Inception Date
Investment Class				8/3/1998
Return Before Taxes	-15.01%	6.25%	10.07%
Return After Taxes on Distributions	-16.00%	3.69%	7.53%
Return After Taxes on Distributions and Sale of Fund Shares	-8.26%	4.43%	7.59%
Service Class Returns Before Taxes	-15.28%	5.97%	9.79%	9/30/2005
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	-20.44%	4.13%	9.01%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown above, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown only for Investment Class and after tax returns will vary for other share classes. Except for differences in returns resulting from differences in fees, expenses, and sales charges (as applicable), all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.
Investment Adviser and Sub-Advisers
SSGA FM serves as the investment adviser to the Fund. Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management LLC (“Kennedy”), Palisade Capital Management, LP (“Palisade”), and SouthernSun Asset Management, LLC (“SouthernSun”) serve as investment sub-advisers to the Fund, subject to the oversight of SSGA FM.
The professionals primarily responsible for the day-to-day management of the Fund are Carrie Peluso, Shawn McKay, Fares Altaher, Scott Brayman, Frank Latuda, Jr., McAfee Burke, Dennison Veru, Marc Shapiro, Michael Cook and Phillip Cook. Ms. Peluso has served as a portfolio manager of the Fund since April 2021, Mr. McKay has served as a portfolio manager of the Fund since 2019, Mr. Altaher has served as a portfolio manager of the Fund since May 2022, Mr. Brayman has served as a portfolio manager of the Fund since 2008, Mr. Latuda has served as a portfolio manager of the Fund since 2010, Mr. Burke has served as a portfolio manager of the Fund since 2022, Mr. Veru has served as a portfolio manager since 2000, Mr. Shapiro has served as a portfolio manager of the Fund since 2012, Mr. Michael Cook has served as a portfolio manager of the Fund since 2008 while Mr. Phillip Cook has served as a portfolio manager of the Fund since 2021.

12

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Fund Summary

Carrie Peluso, CFA, is a Managing Director of the Adviser and the Head of Manager Research for the Investment Solutions Group. She joined the Adviser in 2018.
Shawn McKay, CFA, is a Vice President of the Adviser and a member of the portfolio construction team within the Investment Solutions Group. He joined the Adviser in 2007.
Fares Altaher is a Vice President of the Adviser and a member of the Manager Research Team for the Investment Solutions Group. He joined the Adviser in 2018.
Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain. He joined Champlain in 2004.
Frank Latuda Jr., CFA, is a Director, Chief Investment Officer and portfolio manager at Kennedy. He joined Kennedy in 1997.
McAfee Burke, CFA, is a portfolio manager at Kennedy. He joined Kennedy in 2015.
Marc Shapiro is a Managing Director and Senior Portfolio Manager at Palisade. He joined Palisade in March 2004.
Dennison Veru is a Co-Chairman and Chief Investment Officer at Palisade. He joined Palisade in March 2000.
Michael Cook is the Chief Executive Officer and Co-Chief Investment Officer at SouthernSun. He founded SouthernSun in 1989.
Phillip Cook is the Co-Chief Investment Officer and Principal at SouthernSun. He joined SouthernSun in 2006.
Purchase and Sale of Fund Shares
Purchase minimums
Direct Institutional Investors (i.e., institutional investors purchasing shares for their own accounts)
To establish an account	$5,000,000
To add to an existing account	None
All Other Eligible Investors
To establish an account	$10,000,000
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request, or wire transfer by calling us at 1-800-242-0134.
Written requests should be sent to:
By Mail:
State Street Global Advisors Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
By Overnight/Registered, Express, Certified Mail:
State Street Global Advisors Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
13

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Fund Summary

By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
14

State Street Institutional Funds
State Street Institutional
U.S. Equity Fund
Fund Summary

Investment Objective
The investment objective of the State Street Institutional U.S. Equity Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
	Investment Class	Service Class
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investment Class	Service Class
Management Fees[1]	0.37%	0.37%
Distribution and Shareholder Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.38%	0.63%
1
The Fund's management fee is a “unitary” fee that includes most operating expenses payable by the Fund. The rate is subject to breakpoints and differs depending on the average daily net assets of the Fund. Accordingly, actual management fee rate may be higher or lower than shown above.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Investment Class	$39	$122	$213	$480
Service Class	$64	$202	$351	$786
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks. The Fund considers a company to be a U.S. company if it generates at least 50% of its revenues or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S., or has the principal trading market for its securities in the U.S.
15

State Street Institutional Funds
State Street Institutional
U.S. Equity Fund
Fund Summary

The Fund is designed to produce a broadly diversified portfolio, and typically has characteristics similar to the S&P 500® Index, including average market capitalization and dividend yield potential. At times, the Fund's investments may be focused in one or more market sectors, such as information technology.
Through fundamental company research involving analyzing financial statements and other information about a company, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the Fund's investment adviser, primarily seeks to identify securities of large and medium sized companies (meaning companies with market capitalizations of $2 billion or more) that they believe have desirable characteristics for the Fund such as:
•
low valuations in relation to their peers, the market, their historical valuations or their growth rate potential;
•
appropriate capital structures; and/or
•
high quality management focused on generating shareholder value.
The Adviser may consider selling a security when one of these characteristics no longer applies, when the Adviser believes that the valuation has become excessive, or when more attractive alternatives are identified.
The Fund also may invest up to 15% of its net assets (plus any borrowings for investment purposes) in foreign securities and up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities. The Adviser may also use various types of derivative instruments (such as futures contracts, options and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Information Technology Sector Risk: Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile
16

State Street Institutional Funds
State Street Institutional
U.S. Equity Fund
Fund Summary

than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. The U.S. Federal Reserve has been engaged in an aggressive campaign to raise interest rates in an effort to combat historically high levels of inflation. Interest rate increases may continue. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
17

State Street Institutional Funds
State Street Institutional
U.S. Equity Fund
Fund Summary

Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Large Shareholder Risk: To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize a stock's intrinsic worth or the Adviser overestimates the stock's expected value.
18

State Street Institutional Funds
State Street Institutional
U.S. Equity Fund
Fund Summary

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2022 compared with those of a broad measure of market performance. The bar chart shows how the Investment Class shares' returns have varied for each full calendar year shown. Except for differences in returns resulting from differences in fees and expenses, all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-242-0134 or by visiting our website at www.ssga.com.
Annual Total Returns (years ended 12/31)*

Highest Quarterly Return: 21.32% (Q2, 2020)
Lowest Quarterly Return: -17.77% (Q1, 2020)
Average Annual Total Returns (for periods ended 12/31/22)
	One Year	Five Years	Ten Years	Inception Date
Investment Class				11/25/1997
Return Before Taxes	-18.51%	10.16%	12.34%
Return After Taxes on Distributions	-25.73%	6.00%	8.21%
Return After Taxes on Distributions and Sale of Fund Shares	-5.02%	7.94%	9.28%
Service Class Returns Before Taxes	-18.58%	9.93%	12.15%	1/3/2001
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown above, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown only for Investment Class and after tax returns will vary for other share classes. Except for differences in returns resulting from differences in fees, expenses, and sales charges (as applicable), all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
The professionals primarily responsible for the day-to-day management of the Fund are Michael Solecki, Paul Nestro and Chris Sierakowski. Mr. Solecki has served as a portfolio manager of the Fund since 2019, Mr. Nestro has served as a portfolio manager since 2018 and Mr. Sierakowski has served as a portfolio manager of the Fund since 2017.
Michael Solecki, CFA, is a Senior Managing Director of the Adviser, Portfolio Manager and the Chief Investment Officer for Fundamental Growth and Core Equity. He joined the Adviser in 2016 through the acquisition of GE Asset Management Incorporated (“GEAM”) by the ultimate parent company of State Street Global Advisors (“SSGA”).
Paul Nestro, CFA, is a Managing Director of the Adviser and the Director of Fundamental Growth and Core Equity Research. He joined the Adviser in 2016 through the acquisition of GEAM by the ultimate parent company of SSGA.
Chris Sierakowski, CFA, is a Managing Director of the Adviser and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. He joined the Adviser in 2016 through the acquisition of GEAM by the ultimate parent company of SSGA.
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State Street Institutional Funds
State Street Institutional
U.S. Equity Fund
Fund Summary

Purchase and Sale of Fund Shares
Purchase minimums
Direct Institutional Investors (i.e., institutional investors purchasing shares for their own accounts)
To establish an account	$5,000,000
To add to an existing account	None
All Other Eligible Investors
To establish an account	$10,000,000
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request, or wire transfer by calling us at 1-800-242-0134.
Written requests should be sent to:
By Mail:
State Street Global Advisors Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
By Overnight/Registered, Express, Certified Mail:
State Street Global Advisors Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
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Fund Objectives, Strategies and Risks
Investment Objective
The State Street Institutional Funds' (the “Trust”) Board ofTrustees (the “Board” or “Board ofTrustees”) may change each Fund's investment strategies and other policies without shareholder approval, except as otherwise indicated. The investment objective or objectives of a Fund are fundamental and cannot be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of that Fund.
Principal Investment Strategies
State Street Institutional Premier Growth Equity Fund
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities, such as common and preferred stocks. Equity securities may also include depositary receipts, convertible securities, and rights and warrants of U.S. and foreign companies.
The Fund invests primarily in a limited number of large and medium sized companies (meaning companies with market capitalizations of $2 billion or more) that the Adviser believes have above-average growth histories and/or growth potential. The Adviser selects equity securities from a number of industries based on the merits of individual companies, although at times the Fund's investments may be focused in one or more market sectors, such as information technology. In seeking to achieve the Fund's investment objective with respect to future income, the Adviser also may consider companies that currently pay dividends or that have the potential to pay dividends in the future.
The Adviser seeks to identify securities of companies that they believe have desirable characteristics for the Fund such as:
•
above-average annual growth rates;
•
appropriate capital structures;
•
leadership in their respective industries; and/or
•
high quality management focused on generating shareholder value.
The Adviser may consider selling a security when one of these characteristics no longer applies, when the Adviser believes that the valuation has become excessive, or when more attractive alternatives are identified.
The Fund also may invest up to 25% of its total assets in foreign securities and up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities. The Adviser may also use various types of derivative instruments (such as futures contracts, options and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities. The Fund is a non-diversified investment company.
The Fund may also invest in repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by applicable law (including those advised by the Adviser). The Fund also may lend its securities.
State Street Institutional Small-Cap Equity Fund
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. In addition to common stocks and preferred stocks, equity securities may also include depositary receipts, convertible securities, and rights and warrants of U.S. and foreign companies.
The Fund defines a small-cap company as one with a market capitalization that, at the time of initial investment, falls between (a) the market capitalization of the smallest company in the Russell 2000® Index and (b) either the larger of the market capitalization of the largest company in the Russell 2000® Index or $3.0 billion. As of December 31, 2022, the market capitalizations of companies in the Russell 2000® Index ranged from $3.7 million to $7.5 billion. These capitalization ranges will change over time. The Adviser or a sub-adviser will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of this capitalization range or because the index capitalization
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range changes. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time. The Adviser and sub-advisers select equity securities from a number of industries based on the merits of individual companies, although at times the Fund's investments may be focused in one or more market sectors, such as information technology.
The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles. SSGA FM will allocate the Fund's assets among the sub-advisers to maintain exposure to a combination of investment styles, but may have larger allocations to certain sub-advisers based on its assessment of the potential for better performance or to address capacity constraints of a particular sub-adviser, among other reasons. As a result, this orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.
The Adviser and sub-advisers seek to identify securities of companies that they believe have desirable characteristics for the Fund such as:
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high quality management focused on generating shareholder value;
•
attractive products or services;
•
appropriate capital structures; and/or
•
strong competitive positions in their industries.
In addition, a sub-adviser with a value investment style generally will seek to identify securities of companies with characteristics such as attractive valuation, while a sub-adviser with a growth investment style generally will seek to identify securities of companies with strong growth potential.
The Adviser and sub-advisers may consider selling a security when one of these characteristics no longer applies, when the Adviser or sub-adviser believes that the valuation has become excessive, or more attractive alternatives are identified.
The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in securities with capitalizations outside the Fund's small-cap range and up to 10% of its total assets in foreign securities. The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities and up to 10% in below-investment grade debt securities. The Adviser and sub-advisers may also use various types of derivative instruments (such as futures contracts, options and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.
The Fund may also invest in repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including ETFs, to the extent permitted by applicable law (including those advised by the Adviser). The Fund also may lend its securities.
* The Russell 2000® Index is constructed to provide an unbiased small-cap barometer and is reconstituted annually. The capitalization range, however, may change significantly intra-year due to changes in the market capitalizations of securities that comprise the Index.
State Street Institutional U.S. Equity Fund
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks. The Fund considers a company to be a U.S. company if it generates at least 50% of its revenues or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S., or has the principal trading market for its securities in the U.S. In addition to common stocks and preferred stocks, equity securities may also include depositary receipts, convertible securities, and rights and warrants of U.S. and foreign companies.
The Fund is designed to produce a broadly diversified portfolio, and typically has characteristics similar to the S&P 500® Index, including average market capitalization and dividend yield potential. At times, the Fund's investments may be focused in one or more market sectors, such as information technology.
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Through fundamental company research involving analyzing financial statements and other information about a company, the Adviser primarily seeks to identify securities of large and medium sized companies (meaning companies with market capitalizations of $2 billion or more) that they believe have desirable characteristics for the Fund such as:
•
low valuations in relation to their peers, the market, their historical valuations or their growth rate potential;
•
appropriate capital structures; and/or
•
high quality management focused on generating shareholder value.
The Adviser may consider selling a security when one of these characteristics no longer applies, when the Adviser believes that the valuation has become excessive, or when more attractive alternatives are identified.
The Fund also may invest up to 15% of its net assets (plus any borrowings for investment purposes) in foreign securities and up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities. The Adviser may also use various types of derivative instruments (such as futures contracts, options and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.
The Fund may also invest in repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including ETFs, to the extent permitted by applicable law (including those advised by the Adviser). The Fund also may lend its securities.
Additional Information About Risks
The Funds are subject to the following principal risks. Risk information is applicable to all Funds unless otherwise noted. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Asset Allocation Risk (principal risk for State Street Institutional Small-Cap Equity Fund). A Fund's investment performance depends upon the successful allocation of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that a Fund's allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a Fund as a result of these allocation decisions.
Call/Prepayment Risk. Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by a Fund are prepaid. In any such case, a Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund's income.
Company Risk. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize
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on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition and does not reflect an assessment of an investment's volatility or liquidity. Securities rated in the lowest category of investment-grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the Adviser or sub-adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Risk. Investments in issuers in different countries are often denominated in currencies other than the U.S. dollar. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of a Fund's investments denominated in those currencies. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments.
Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of a Fund's fixed income securities to decrease, an adverse impact on the liquidity of a Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, a Fund's yield can be low, and a Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by a Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. The U.S. Federal Reserve has been engaged in an aggressive campaign to raise interest rates in an effort to combat historically high levels of inflation. Interest rate increases may continue. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
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Depositary Receipts Risk (principal risk for State Street Institutional Premier Growth Equity Fund and State Street Institutional U.S. Equity Fund). American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. Depositary receipts may or may not be sponsored by the issuers of the underlying securities, and information regarding issuers of securities underlying unsponsored depositary receipts may be more limited than for sponsored depositary receipts. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent a Fund invests in depositary receipts based on securities included in its Index, such differences in prices may increase index tracking risk.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser or sub-adviser anticipated or a different or less favorable effect than the Adviser or sub-adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including, without limitation, absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Forward Currency Contracts Risk. In a forward currency contract, a Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into. If currency exchange rates move against a Fund's position during the term of the contract, the Fund will lose money on the contract. There is no limit on the extent to which exchange rates may move against a Fund's position. The markets for certain currencies may at times become illiquid, and a Fund may be unable to enter into new forward contracts or to close out existing contracts. Forward currency contracts are entered into in the over-the-counter market, and a Fund's ability to profit from a contract will depend on the willingness and ability of its counterparty to perform its obligations under the contract. Use by a Fund of foreign currency forward contracts may give rise to investment leverage.
Futures Contract Risk. The risk of loss relating to the use of futures contracts is potentially unlimited. The ability to establish and close out positions in futures contracts will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or at any particular time. In the event no such market exists, it might not be possible to effect closing transactions, and a Fund will be unable to terminate the futures contract. In using futures contracts, a Fund will be reliant on the ability of the Adviser or sub-adviser to predict market and price movements correctly; the skills
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needed to use such futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the futures contracts and movements in the securities or index underlying the futures contracts or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their futures positions that they would not otherwise take. The margin requirements in the futures markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser or sub-adviser still may not result in a successful futures activity over a very short time period. The risk of a position in a futures contract may be very large compared to the relatively low level of margin a Fund is required to deposit. A Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund will incur brokerage fees in connection with its futures transactions. In the event of an insolvency of the futures commission merchant or a clearing house, a Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions, or it may experience a significant delay in doing so. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC-set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. It is possible that the positions of different clients managed by the Adviser may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund's investment strategy. In addition, exchanges may establish accountability levels applicable to a futures contract instead of position limits, provided that the futures contract is not subject to federal position limits. An exchange may order a person who holds or controls a position in excess of a position accountability level not to further increase its position, to comply with any prospective limit that exceeds the size of the position owned or controlled, or to reduce any open position that exceeds the position accountability level if the exchange determines that such action is necessary to maintain an orderly market. Position accountability levels could adversely affect a Fund's ability to establish and maintain positions in commodity futures contracts to which such levels apply, if the Fund were to trade in such contracts, and a Fund's ability to achieve its investment objective.
Futures contracts traded on markets outside the U.S. are not generally subject to the same level of regulation by the CFTC or other U.S. regulatory entities as contracts traded in the U.S., including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Index Futures Contracts and Related Options. A Fund may buy and sell futures contracts and options on those futures contracts. An “index futures” contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when a Fund enters into and closes out an index future or option transaction, a Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of a Fund and the return of the Index. In addition, a Fund incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. Funds that enter into contracts with counterparties run the risk that the counterparty will be unwilling or unable to make timely settlement payments or
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otherwise honor its obligations. This risk is typically less for exchange-traded derivatives, such as those a Fund may invest in. These costs typically have the effect of reducing the correlation between the return of a Fund and the return of the Index. Because the market for futures contracts and options may be illiquid, a Fund may have to hold a contract or option when the Adviser would otherwise have closed out the position, or it may only be able to close out at a price lower than what the Adviser believes is the fair value of the contract or option, thereby potentially reducing the return of a Fund.
Other Derivative Transactions. A Fund may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under “Index Futures Contracts and Related Options.”  In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, a Fund's ability to realize any investment return on such transactions may depend on the counterparty's ability or willingness to meet its obligations.
Dividend-Paying Securities Risk (principal risk for State Street Institutional Premier Growth Equity Fund and State Street Institutional U.S. Equity Fund). Securities that pay dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by a Fund or the capital resources available for such company's dividend payments may adversely affect the Fund.
Equity Investing Risk. The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Growth Stock Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, a Fund may underperform other investment funds that invest more broadly or that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Interest Rate Risk. Interest rate risk is the risk that the securities held by a Fund will decline in value because of increases in market interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Falling interest rates also create the potential for a decline in a Fund's income and yield. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-rate securities. A substantial increase in
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interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund's investments. The U.S. Federal Reserve has been engaged in an aggressive campaign to raise interest rates in an effort to combat historically high levels of inflation. Interest rate increases may continue. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Large-Capitalization Securities Risk (principal risk for State Street Institutional Premier Growth Equity Fund and State Street Institutional U.S. Equity Fund). Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Large Shareholder Risk. To the extent a large proportion of the shares of the Fund are highly concentrated or held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program. For example, they could require the Fund to sell portfolio securities or purchase portfolio securities unexpectedly and incur substantial transaction costs and/or accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid portfolio investments to meet a large redemption, in which case the Fund's remaining assets may be less liquid, more volatile, and more difficult to price. The Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
LIBOR Risk. A Fund's payment obligations, financing terms and investments in certain instruments (including debt securities and derivatives) may rely in some fashion upon the London-Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration (the administrator of LIBOR) (“IBA”), that banks offer to charge one another for the use of short-term money. In 2017, the U.K. Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. IBA ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but questions around the liquidity of the new rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The transition away from and elimination of LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
Liquidity Risk (principal risk for State Street Institutional Small-Cap Equity Fund). Liquidity risk is the risk that a Fund may not be able to dispose of investments or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the liquidity of a Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the
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Fund Shares being less liquid. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. In some cases, due to unanticipated levels of illiquidity a Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.
The term “illiquid investments” for this purpose means securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. If any Fund determines at any time that it owns illiquid investments in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid investments until its holdings are no longer in excess of 15% of its net asset value (“NAV”), report the occurrence in compliance with Rule 30b1-10 under the Investment Company Act of 1940, as amended (the “1940 Act”) and, depending on circumstances, may take additional steps to reduce its holdings of illiquid investments.
The SEC has recently proposed rule amendments that, if adopted as proposed, could result in a larger percentage of the Fund's investments being classified as illiquid investments.
Management Risk. Each Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause a Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. A Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. COVID-19 has contributed to, and may continue to contribute to, market volatility, inflation, reduced liquidity of certain instruments, and systemic economic weakness, and trading in many instruments was and may continue to be disrupted as a result. In addition, the transmission of COVID-19 and efforts to contain its spread have resulted in international border closings, enhanced health screenings, strained healthcare systems and increased healthcare expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The foregoing could impact a Fund and its investments and result in disruptions to the services provided to a Fund by its service providers.
Market Disruption and Geopolitical Risk. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, pandemics and epidemics, and systemic market dislocations may be highly disruptive to economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions, also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other coun
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tries, including the U.S. Any partial or complete dissolution of the EMU, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's investments. On January 31, 2020, the United Kingdom (“UK”) formally withdrew from the European Union (“EU”) (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences associated with the exit including whether the U.K.'s exit will increase the likelihood of other countries also departing the EU. Brexit may have a significant impact on the U.K., Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for these economies that could potentially have an adverse effect on the value of the Funds' investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Fund. To the extent a Fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.
Market Volatility; Government Intervention Risk. Market dislocations and other external events, such as the failures or near failures of significant financial institutions, dislocations in investment or currency markets, corporate or governmental defaults or credit downgrades, or poor collateral performance, may subject a Fund to significant risk of substantial volatility and loss. Governmental and regulatory authorities have taken, and may in the future take, actions to provide or arrange credit supports to financial institutions whose operations have been compromised by credit market dislocations and to restore liquidity and stability to financial systems in their jurisdictions; the implementation of such governmental interventions and their impact on both the markets generally and a Fund's investment program in particular can be uncertain. Governmental and non-governmental issuers may default on, or be forced to restructure, their debts, and other issuers may face difficulties obtaining credit. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, or investor perception that these efforts are not succeeding, could negatively affect financial markets generally as well as the values and liquidity of certain securities.
Non-Diversification Risk (principal risk for the State Street Institutional Premier Growth Equity Fund). As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other mutual funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect a Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of a Fund's investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause the Fund's investments to experience gains or losses.
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Repurchase Agreement Risk. A repurchase agreement is an agreement to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements may be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. A Fund's investment return on such transactions will depend on the counterparty's willingness and ability to perform its obligations under a repurchase agreement. If a Fund's counterparty should default on its obligations and a Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, a Fund may realize a loss.
Restricted Securities Risk. A Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Reverse Repurchase Agreement Risk. A reverse repurchase agreement involves the sale of a portfolio security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements involve the risk that the value of securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund, potentially resulting in delays, costs, and losses to the Fund. Reverse repurchase agreements involve leverage risk; a Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement. Use of reverse repurchase agreements by a Fund will increase the volatility and potential losses of the Fund.
Small-, Mid- and Micro-Capitalization Securities Risk. The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet a Fund's obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.
Unconstrained Sector Risk. A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also potentially limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely.
Value Stock Risk (principal risk for State Street Institutional Small-Cap Equity Fund and State Street Institutional U.S. Equity Fund). Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or SSGA FM or the sub-adviser overestimates the stock's expected value. Value stocks may underperform growth stocks and stocks in other broad style catego
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ries (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in value stocks a Fund may underperform other investment portfolios that invest more broadly or that favor different investment styles.
Additional Information About the Funds' Non-Principal Risks
Conflicts of Interest Risk. An investment in a Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Funds may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or its affiliates make available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Funds. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Adviser or sub-adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In addition, the global spread of COVID-19 has caused the Fund and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols
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implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Funds. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Money Market Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. The SEC has proposed amendments to money market fund regulation that if adopted as proposed would, among other things, increase the daily and weekly liquid asset requirements, remove liquidity fees and redemption gate provisions and require institutional prime money market funds to use swing pricing. Such amendments may, if adopted, limit the Funds' investment flexibility and reduce its ability to generate returns. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street Bank and Trust Company (“State Street”), SSGA, SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees or to impose limitations on redemptions during periods of high illiquidity in the markets for the investments held by it.
Portfolio Turnover Risk. A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by a Fund may result in the realization of taxable capital gains, including short-term capital gains, which are taxed to individuals as ordinary income.
Securities Lending Risk. Each Fund may lend portfolio securities in an amount not to exceed 40% of the value of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral (either cash or other obligations as may be permitted under the Funds' securities lending program) maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund, marked to market each trading day. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities, and may involve expenses to a Fund. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Each Fund expects to invest cash collateral in a pooled investment vehicle advised by the Adviser. With respect to index funds, to the extent the collateral provided or investments made with cash collateral differ from securities included in the relevant Index, such collateral or investments may have a greater risk of loss than the securities included in the Index. In addition, a Fund will be subject to the risk that any income generated by reinvesting cash collateral is lower than any fees the Fund has agreed to pay a borrower.
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Temporary Defensive Positions. In response to actual or perceived adverse market, economic, political, or other conditions, a Fund may (but will not necessarily), without notice, depart from its principal investment strategies by temporarily investing for defensive purposes. Temporary defensive positions may include, but are not limited to, cash, cash equivalents, U.S. government securities, repurchase agreements collateralized by such securities, money market funds, and high-quality debt investments. While investing defensively, a Fund may maintain a substantial portion of its assets in cash, on which a Fund may earn little if any income. If a Fund invests for defensive purposes, it may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Portfolio Holdings
The Funds' portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).
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Management and organization
Each Fund is a separate, diversified series of the Trust (except for the State Street Institutional Premier Growth Equity Fund, which is a non-diversified series), which is an open-end management investment company organized as an unincorporated business trust under the laws of Delaware.
Investment Adviser
SSGA FM serves as the investment adviser and administrator to each Fund and, subject to the oversight of the Board, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. In addition, the Adviser provides administrative, compliance and general management services to each Fund. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world's largest institutional money managers and the investment management arm of State Street Corporation. As of September 30, 2022, the Adviser managed approximately $768.42 billion in assets and SSGA managed approximately $3.26 trillion in assets. The Adviser's principal business address is One Iron Street, Boston, Massachusetts 02210.
Each Fund pays SSGA FM a combined fee for advisory and administrative services (the “Management Fee”) that is accrued daily and paid monthly. Each Fund's Management Fee is a “unitary” fee that includes all operating expenses payable by the Fund, except for fees and expenses associated with the Trust's independent Trustees, shareholder servicing and distribution (12b-1) fees, brokerage fees and commissions, and expenses that are not normal operating expenses of the Fund (such as extraordinary expenses, interest and taxes). The Management Fee for each Fund is subject to breakpoints and differs depending on the average daily net assets of the Fund.
For the fiscal year ended September 30, 2022, the Funds paid SSGA FM the following Management Fees as a percentage of average net assets:
	Annual Management Fees (% of Average Daily Net Assets)
Name of Fund	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements
State Street Institutional Premier Growth Equity Fund	0.47%	N/A
State Street Institutional Small-Cap Equity Fund	0.88%	0.75%
State Street Institutional U.S. Equity Fund	0.37%	N/A

Total Annual Fund Operating Expense Waiver. SSGA FM, as the investment adviser to the State Street Institutional Small-Cap Equity Fund, is contractually obligated, through January 31, 2024, (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing) exceed 0.75% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2024 except with approval of the Board.
Investment Sub-Adviser. SSGA FM has retained sub-advisers to manage the State Street Institutional Small-Cap Equity Fund's assets, subject to oversight by SSGA FM. SSGA FM pays each sub-adviser of the State Street Institutional Small-Cap Equity Fund an investment sub-advisory fee out of the Management Fee that it receives from the Fund. The investment sub-advisory fee is paid by SSGA FM monthly and is based upon the average daily net assets of the Fund's assets that are allocated to and managed by the sub-adviser. The current sub-advisers of the Fund are Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management LLC (“Kennedy”), Palisade Capital Management, LP (“Palisade”), and SouthernSun Asset Management, LLC (“SouthernSun”).
A discussion regarding the Board's consideration of the Funds' Investment Advisory and Investment Sub-Advisory Agreements are provided in the Funds' Annual Report to Shareholders for the period ended September 30, 2022.
Manager of Managers Structure
SSGA FM has received an exemptive order from the SEC to operate the funds it manages under a manager of managers structure that permits SSGA FM, with the approval of the Board, including a majority of the independent Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval (the “Manager of Managers Structure”).
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Under the Manager of Managers Structure, SSGA FM has responsibility, subject to oversight of the Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order also permits a Fund to disclose only the aggregate fees paid to the sub-advisers, in lieu of disclosing the fees paid to each such sub-adviser. The SEC order does not apply to any sub-adviser that is affiliated with the Funds or SSGA FM. Notwithstanding the SEC exemptive order, adoption of the Manager of Managers Structure by the Funds also requires prior shareholder approval, which has been obtained for all Funds.
The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of a Fund under the Manager of Managers Structure will not: (1) permit management fees paid by a Fund to SSGA FM to be increased without shareholder approval; or (2) diminish SSGA FM's responsibilities to a Fund, including SSGA FM's overall responsibility for overseeing the portfolio management services furnished by its sub-advisers.
Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.
Portfolio Management
The Adviser manages the Funds using a team of investment professionals. Each Fund is managed by either an individual portfolio manager who is primarily responsible for the day-to-day management of the Fund, or a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers of the Funds generally have final authority over all aspects of their portions of a Fund's investment portfolio, including security purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. Each portfolio management team is overseen by the SSGA Investment Committee.
The table below identifies the professionals primarily responsible for the day-to-day management of each Fund:

Portfolio Manager(s)	Fund
William Sandow	State Street Institutional Premier Growth Equity Fund
Carrie Peluso (SSGA FM), Shawn McKay (SSGA
FM), Fares Altaher (SSGA FM), Scott Brayman
(Champlain), Frank Latuda, Jr. (Kennedy), McAfee
Burke (Kennedy), Marc Shapiro (Palisade), Dennison
Veru (Palisade), Michael Cook (SouthernSun), and
Phillip Cook (SouthernSun)
State Street Institutional Small-Cap Equity Fund
Michael Solecki, Paul Nestro and Chris Sierakowski	State Street Institutional U.S. Equity Fund
The State Street Institutional Small-Cap Equity Fund is managed by Carrie Peluso, Shawn McKay and Fares Altaher, who are vested with oversight authority over the Fund's sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Ms. Peluso, Mr. McKay and Mr. Altaher have full discretion in determining the assets that are allocated to each sub-adviser.
Fares Altaher is a Vice President of SSGA and the Adviser and a member of the Manager Research Team for the Investment Solutions Group. This team is responsible for manager research and investment due diligence for all public investment strategies utilized by the Investment Solutions Group. Prior to joining SSGA in 2018, Mr. Altaher spent eleven years at Segal Marco Advisors, an institutional investment consultant, where he held various roles, most recently as a Director of Global Equities. Mr. Altaher holds a Bachelor of Science in Management Information Systems from Southern Connecticut State University and a Master of Business Administration from the University of Bridgeport.
Shawn McKay, CFA, is a Vice President of SSGA and the Adviser and a member of the portfolio construction team within the Investment Solutions Group (ISG). In his role with ISG, he focuses on analyzing and building portfolios with active, index, and smart beta strategies across asset classes to meet client objectives. During his tenure with ISG, he has also worked as part of the manager research team where he conducted due diligence, and ongoing oversight on a variety of asset managers/strategies. Prior to his current role, Mr. McKay was a member of the Fiduciary Advisory Solutions group within SSGA where his responsibilities included daily operations, data gathering for manager research, trading, and client reporting. He has worked at SSGA since 2007 and State Street since 1999. Prior to joining SSGA, he was an AVP
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and Senior Public Reporting Analyst in the Corporate Finance group responsible for capital adequacy reporting to the Federal Reserve, as well as being a part of the Basel II implementation project. Prior to this he held various positions in the Investor Services division of State Street Bank. Mr. McKay holds a Master of Science in Finance from Suffolk University and a Bachelor of Business Administration in Finance from the University of Massachusetts at Amherst. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Paul Nestro, CFA, is a Managing Director of SSGA and the Adviser and the Director of Fundamental Growth and Core Equity Research. Previously, he was the Co-Portfolio Manager for European Equity, Emerging Markets Equity, International Equity, and International Small Cap Equity strategies. He also served as the team's analyst covering the metals and mining sector and as an analyst for a Global Equity mutual fund. Mr. Nestro joined SSGA in July 2016 through the acquisition of GEAM by the ultimate parent company of SSGA. After completing GE's Financial Management Program, he joined the Financial Planning & Analysis team at GEAM, and has been in the investment industry since 1993. Mr. Nestro has a Bachelor of Arts in Finance from Michigan State University and is a holder of the Chartered Financial Analyst (CFA) designation.
Carrie Peluso is a Managing Director of SSGA and the Adviser and the Head of Manager Research for the Investment Solutions Group (ISG). Her team is responsible for manager research and investment due diligence for all public investment strategies utilized by ISG. Before taking over this role, Ms. Peluso was the Head of Client Engagement for the Global Fiduciary Solutions group, leading all client engagement activities and working as an extension of staff with our clients. Prior to joining SSGA in 2018, Ms. Peluso spent twenty years at IBM's Pension Division with responsibility for investment manager research and liability management working with both IBM's US and non-US plans globally. Before IBM, she held the position of Fixed Income Portfolio Manager at Columbus Circle Investors. Ms. Peluso has a Bachelor of Arts in Psychology with a concentration in Mathematics from SUNY-Albany and earned the Chartered Financial Analyst (CFA) designation.
William Sandow is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. Prior to this role, since 2012, Mr. Sandow was a senior research analyst and sector fund manager on the Fundamental Equity Research team covering biotechnology and pharmaceutical securities globally. He joined SSGA through the acquisition of GEAM by the ultimate parent company of SSGA in July 2016. Prior to joining GEAM in 2012, Mr. Sandow spent seven years at Allianz Global Investors in various research and growth portfolio management roles. He started his investing career in 2000 at RCM Capital Management. Mr. Sandow has a Bachelor of Science in Accounting from Boston College and a Master of Business Administration in Finance from Indiana University's Kelley School of Business.
Chris Sierakowski, CFA, is a Managing Director of SSGA and the Adviser and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. Mr. Sierakowski joined SSGA through the acquisition of GEAM by the ultimate parent company of SSGA in July 2016. Prior to joining SSGA, Mr. Sierakowski served in various investment roles at GEAM since 1999, including portfolio management and as a research analyst providing coverage for the software, computer hardware, semiconductors, business services, and payments industries. Prior to GEAM, Mr. Sierakowski spent several years in consulting and as an officer in the U.S. Army. Mr. Sierakowski has a Bachelor of Science in Economics from the United States Military Academy and a Master of Business Administration in Finance, Strategy, and Accounting from the University of Chicago Booth School of Business. He earned the Chartered Financial Analyst (CFA) designation and has been a member of the CFA Institute since 2002.
Michael Solecki, CFA, is a Senior Managing Director of SSGA and the Adviser, Portfolio Manager and the Chief Investment Officer for Fundamental Growth and Core Equity. He is also a member of SSGA's Executive Management Group. He joined SSGA in July 2016 through the acquisition of GEAM by the ultimate parent company of SSGA. Previously at GEAM, as part of the International Equity team, he held roles as Chief Investment Officer, Co-Chief Investment Officer, Director of Portfolio Management and a Director of Research for the International Equity research team. He also held various research and portfolio manager roles in the U.S. and London. He joined GEAM in 1991 after completing GE's Financial Management Program. Prior to GE, he worked for Monarch Capital Corporation. Mr. Solecki holds a Bachelor of Science in Finance from Western New England College and a Master of Business Administration from Fordham University. He is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute.
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Sub-Advisers
State Street Institutional Small-Cap Equity Fund. The assets of the State Street Institutional Small-Cap Equity Fund are allocated to and managed by each of the following sub-advisers: (i) Champlain; (ii) Kennedy; (iii) Palisade and (iv) SouthernSun. SSGA FM is responsible for allocating the State Street Institutional Small-Cap Equity Fund's assets among the sub-advisers (“Allocated Assets”), and for managing the Fund's cash position. The following sets forth the information for each sub-adviser and the portfolio managers at the sub-advisers primarily responsible for the management of the Allocated Assets:
Champlain Investment Partners, LLC
Champlain is a registered investment adviser that was formed in 2004. Champlain is an independent, employee-owned asset management firm headquartered in Burlington, Vermont offering small and mid-cap investment strategies. As of September 30, 2022, Champlain had approximately $15 billion in assets under management. Champlain's Allocated Assets are managed by a team of investment professionals led by Scott Brayman, CFA, who is a co-founder of Champlain.
Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain and has more than thirty-nine years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.
Kennedy Capital Management LLC
Kennedy is a registered investment adviser that was formed in 1980 to provide customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high-net-worth individuals, and specializes in the small and mid-cap asset classes. As of September 30, 2022, Kennedy had approximately $3.56 billion in discretionary and non-discretionary assets under management. Kennedy's Allocated Assets are managed by a team of investment professionals led by Frank Latuda, Jr., CFA, and McAfee Burke, CFA.
Frank Latuda Jr., CFA, is a Director and Chief Investment Officer at Kennedy as well as a portfolio manager of Kennedy's Small Cap Value, Mid Cap Value, All Cap Value and SMID Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy's Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small Cap Value portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.
McAfee Burke, CFA, is a portfolio manager for the Small Cap Value and SMID Cap Value separately-managed portfolios and a Research Analyst at Kennedy. As a Research Analyst at Kennedy, Mr. Burke is responsible for selecting and monitoring securities within certain sectors of Kennedy's universe. He joined Kennedy as a research analyst in 2015. Mr. Burke began his investment career in 2005, and prior to joining Kennedy he worked as a portfolio manager and senior equity analyst for Delaware Investments for 8 years. He earned a B.A. in Economics and Spanish from Bowdoin College.
Palisade Capital Management, LP
Palisade has a history of managing small-cap equity portfolios and had discretionary authority over various institutional and private accounts with total assets of approximately $3.9 billion as of September 30, 2022. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for SSGA FM. Palisade has managed the State Street Institutional Small-Cap Equity Fund since inception.
Palisade's Allocated Assets are managed by Marc Shapiro and Dennison (“Dan”) Veru, members of Palisade's Investment Committee. Messrs. Shapiro and Veru are jointly and primarily responsible for the strategy of the Allocated Assets and the day-to-day management of the Allocated Assets is executed by Mr. Shapiro.
Marc Shapiro, Managing Director and Senior Portfolio Manager, joined Palisade in March 2004. Mr. Shapiro serves as the Portfolio Manager of Palisade's Institutional Small Cap Core Equity and Small-mid (Smid) Cap Core Equity portfolios. Mr. Shapiro became a Senior Portfolio Manager in March 2012, with lead research responsibility for a number of sectors, including Information Technology and Telecom Services. Prior thereto, he served as the strategy's Associate
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Portfolio Manager and as a Senior Vice President of Research for Palisade's Small Cap Core Equity portfolio since October 2006. Prior to joining Palisade, Mr. Shapiro was a senior equity analyst at Awad Asset Management and a small cap analyst at Schroders. Mr. Shapiro received his M.S. in Finance from Drexel University and his B.S. in Finance from the College of New Jersey.
Dennison (“Dan”) Veru, Co-Chairman and Chief Investment Officer, joined Palisade in March 2000. Since joining Palisade, Mr. Veru has been a member of Palisade's Investment Committee and became a partner of Palisade in July 2004. He was named Co-Chairman in 2018. Prior to joining Palisade, he was President and Director of Research at Awad Asset Management, a division of Raymond James Financial. Prior to Awad, Mr. Veru worked with the Palisade team from 1985 through 1992. Mr. Veru graduated from Franklin & Marshall College. Mr. Veru has been a guest on CNBC, Fox Business, and Bloomberg television.
SouthernSun Asset Management, LLC
SouthernSun, established in 1989, is a registered investment adviser. SouthernSun is a research-driven investment management firm implementing long-only U.S. Small Cap and SMID Cap equity strategies for institutions and individuals. SouthernSun is absolute return oriented, investing with a value approach and long-term perspective through disciplined, bottom-up, fundamental analysis and on-site research (e.g., management interviews, facility visits, inquiries with customers and suppliers). As of September 30, 2022, SouthernSun's estimated assets under management were approximately $869 million. SouthernSun's Allocated Assets are managed by a team of investment professionals led by Michael Cook and Phillip Cook.
Michael Cook is the Chief Executive Officer and Co-Chief Investment Officer at SouthernSun responsible for portfolio management activities for the firm and has nearly 35 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Front Street Capital Management from 1986 to 1988 and was an account executive at Merrill Lynch from 1985 to 1986.
Phillip Cook is the Co-Chief Investment Officer and Principal at SouthernSun. He is responsible for coordination of research and communication within the investment team and is responsible for the research and analysis of existing portfolio companies as well as new ideas. He also provides input on portfolio management and construction. Prior to joining SouthernSun in 2006, Mr. Cook served as Analyst to the Chairman and CEO ofTrivest Partners, a Miami-based private equity firm focused on middle-market LBOs.
Other Fund Services
The Administrator, Sub-Administrator and Custodian
The Adviser serves as administrator of the Funds. State Street, a subsidiary of State Street Corporation, serves as sub-administrator and custodian for the Funds. The Adviser, from its Management Fee, pays State Street a fee for services provided to the Funds as sub-administrator and custodian.
The Transfer Agent and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC is the Funds' transfer agent and dividend disbursing agent (the “Transfer Agent”).
The Distributor
State Street Global Advisors Funds Distributors, LLC serves as the Funds' distributor (“SSGA FD” or the “Distributor”) pursuant to the Distribution Agreement between SSGA FD and the Trust.
Additional Information
The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
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This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Shareholder Information
Determination of Net Asset Value
Each Fund determines its NAV per share once each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed. The NAV per share is based on the market value of the investments held in a Fund. The NAV of each class of a Fund's Shares is calculated by dividing the value of the assets of the Fund attributable to that class less the liabilities of the Fund attributable to that class by the number of shares in the class outstanding. As noted in this Prospectus, each Fund may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, and those securities may trade on weekends or other days when each Fund does not price its shares. Consequently, the NAV of each Fund's Shares may change on days when shareholders are not able to purchase or redeem the Fund's Shares. Purchase and redemption orders for Fund Shares are processed, respectively, at the NAV next determined after the Fund accepts a purchase order or receives a redemption request in good form. Each Fund values each security or other investment pursuant to guidelines adopted by the Board. The Board has appointed the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Funds' Board, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by a Fund occurs after the close of a related exchange but before the determination of a Fund's NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price a Fund would have received had it sold the investment. To the extent that a Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published NAVs per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
Investing in State Street Institutional Funds Shares
Mutual funds advised by SSGA FM (the “State Street Funds”) and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account in order to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the State Street Funds. If the Funds believe that they have uncovered unlawful activity, the Funds and their service providers may close your account and take any action they deem reasonable or required by law. The Funds reserve the right to reject any purchase order.
This section of the Prospectus explains the basics of doing business with the State Street Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of State Street Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The State Street Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges described in this Prospectus will be preceded by 60 days' advance notice to shareholders. Please call or check online for current information. Requests for transactions in the Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, and all applicable documents have been received in such accurate and complete form (including, typically, a signed application and medallion-guaranteed documents), and, for a purchase request, the check or wired funds have cleared.
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Purchasing Shares
Choosing a Share Class
The Funds offer two classes of shares — Investment Class and Service Class.
The Investment Class and the Service Class are identical except that the Service Class shares bear a 0.25% shareholder servicing and distribution fee under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (“12b-1 fee”), which requires fees be paid out of the assets of the class. The 12b-1 fee is intended to pay for the cost of promoting the Service Class shares and servicing those shareholder accounts.
Investment Class Eligibility. All eligible Fund investors may invest in the Investment Class shares of the Funds, provided that the cost to SSGA FM (or its affiliates) for providing or paying for any selling or servicing activities in connection with investor accounts does not typically exceed an amount equal to 0.15% of the average NAV of such accounts.
Service Class Eligibility. All other eligible investors that do not qualify to invest in Investment Class shares may invest in the Service Class shares of the Funds, provided that the cost to SSGA FM (or its affiliates) for providing or paying for any selling or servicing activities in connection with investor accounts does not typically exceed an amount equal to 0.40% (including the 0.25% distribution and service fees or Rule 12b-1 fees) of the average NAV of such accounts. Investors that do not qualify to invest in either class of Fund shares, may be offered other investment options managed by SSGA FM.
Residency Requirement. In order to be eligible to open and maintain an account with the Funds, an investor must be a legal resident of the United States (including the U.S. Virgin Islands and Puerto Rico), unless otherwise approved by the Funds. The Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains to non-US residents in a check mailed to them; and (ii) redeem shares and close the account of an investor who becomes a non-US resident.
How to Initiate a Purchase Request
The Funds are primarily offered to certain institutional investors, such as defined contribution plans that meet the requirements for qualification under section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), qualified college savings plans under section 529 of the Code, and defined benefit plans, foundations, endowments and corporations investing on their own behalf.
The Funds expect that most of the time each Fund will have relatively few direct shareholder accounts (as compared with most mutual funds) but that each such account will constitute a substantial investment in a Fund.
Direct Institutional Investors. All institutional investors, including defined benefit plans, endowments, foundations and corporations purchasing shares for their own accounts, are eligible to invest in the Funds, subject to a minimum initial investment of $5 million in each Fund for each investor. The minimum investment requirement is waived for each investor (or group of affiliated investors) if such person or group has (or will have) invested at least $25 million at the time of initial investment in one or more investment portfolios or accounts that are advised by SSGA FM. There is no minimum investment requirement for subsequent purchases.
Investment Only Defined Contribution Plan Investors. Any participant directed defined contribution plan with a minimum plan asset size of $25 million at the time of investment is eligible to invest in the Funds. Additionally, any participant directed defined contribution plan of any asset size that invests through an authorized retirement plan platform that aggregates trades for plan participants through omnibus or pooled account arrangements is eligible to invest in the Funds. There are no minimum investment requirements for initial or subsequent purchases of shares of any of the Funds by an eligible investment only defined contribution plan investor.
Qualified College Savings Plans. Any college savings plan qualified under section 529 of the Code is eligible to invest in the Funds. There are no minimum investment requirements for initial or subsequent purchases of shares of any of the Funds by a qualified college savings plan.
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Financial Intermediaries. Investors may also invest in the Funds via an omnibus account through authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies or other financial intermediaries (collectively, the “Financial Intermediaries”) that have entered into a distribution agreement, service agreement or other type of arrangement with SSGA FM, the Funds or SSGA FD, the Funds' principal distributor, with respect to the Funds.
Other Investors. Existing Fund shareholders of record may continue to invest in the respective share class of the Fund(s) in which they are invested.
Opening an Account
Investors must open an account before purchasing Fund shares.
To open an account, investors must meet the eligibility requirements described in “Purchasing Shares — Choosing a Share Class” and complete and sign an application. You may obtain an application form from your investment professional or from the Fund by calling 1-800-242-0134.
Investors may also obtain an account application by writing to the Funds at:
State Street Global Advisors Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
For overnight package delivery, send to:
State Street Global Advisors Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
How to Pay for a Purchase
By Wire. Once an account has been opened, an investor may purchase Fund shares from the Fund or through a Financial Intermediary. The Financial Intermediary will be responsible for transmitting the investor's order to the transfer agent. Investors should contact their Financial Intermediary for instructions.
Investors may also purchase shares directly through the transfer agent by wiring federal funds from a U.S. banking institution to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202-5207
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(name of Fund to be purchased)
(shareholder registration)
(shareholder account number)
Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
For the initial investment, investors may purchase shares in amounts of $5 million or more with either cash or investment securities acceptable to the relevant Fund. The Fund will inform investors of the securities acceptable to the Fund. The securities will be accepted by the Fund at their market value in return for Fund shares of equal value.
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Requests received in good order will be executed at the NAV next calculated after receipt of an investment or transaction instructions. Purchase and redemption orders are executed only on days when the NYSE is open for trading. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.
The Funds may reject any purchase order or exchange request for any reason or no reason and without prior notice.
An individual or Financial Intermediary that purchases or holds shares and is determined by the Funds, at any time, to be ineligible to invest in the Funds, will be required to redeem those shares immediately and bear any associated transaction costs, market exposure risks, and tax consequences.
To reduce expenses by eliminating duplicate mailings to the same address, the Fund may choose to mail only one shareholder report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one member of your household has an account with the Fund. If you would like to receive additional shareholder reports, prospectuses, proxy statements or information statements, please call 1-800-242-0134.
Trade Dates-Purchases
The trade date for any purchase request received in good order will depend on the day and time the Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each Fund's NAV is calculated only on business days, that is, those days that the NYSE is open for regular trading. Purchase orders are processed at the NAV next determined after the Fund accepts a purchase order.
For Purchases by Check, Exchange or Wire into all Funds: If the purchase request is received in good order by the Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.
If your purchase request is not in good order, it may be rejected.
Other Purchase Policies You Should Know
Check Purchases. All checks used to purchase Fund Shares must be drawn on a U.S. bank and in U.S. dollars. The Funds will not accept any third-party check used for an initial purchase of Fund Shares, or any check drawn on a credit card account for any purpose.
New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.
Refused or Rejected Purchase Requests. The Funds reserve the right to stop selling Fund Shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a Fund's operation or performance.
Purchases Through Pension Plans. If you are purchasing Fund Shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.
Investing Through a Financial Intermediary. You may invest through an authorized broker-dealer, investment adviser, financial adviser, retirement plan administrator, insurance company, or a Financial Intermediary).
If you invest through a Financial Intermediary with an investment professional, that professional can provide investment advice, determine the suitability of a particular Fund or Funds, help you set up your new account and make subsequent investments for you. Your investment professional will forward your investment details and payment to the Fund. Your investment professional may charge fees not described in this Prospectus, such as transaction fees. They also may set different minimum investments or limitations on buying or selling shares. Investors are urged to consult their investment professional for more information.
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If you invest through a Financial Intermediary, your investment professional must receive your transaction order before the close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) that day for your transaction to be effective at the NAV per share determined on that day. Your investment professional may impose an earlier deadline for the receipt of transaction orders. If you do not submit your order before the deadline set by your Financial Intermediary, your order will not be effective until the following business day. For more information, please refer to “How to Buy Shares” later in this Prospectus.
Redeeming Shares
By Telephone. You may call the Funds to request a redemption of shares.
By Mail. You may send a written request to the Funds to redeem from a Fund account or to make an exchange.
Mail to:
State Street Global Advisors Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight Delivery:
State Street Global Advisors Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
A signature guarantee is required for any redemption:
•
When redemption proceeds are payable or sent to any person, address or bank account not on record;
•
If a change of address was received by the transfer agent within the last 30 days; or
•
When ownership of an account is being changed.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
The Funds and/or the transfer agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
If you wish to redeem Fund Shares through a Financial Intermediary, please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for the processing of redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact U.S. Bank Global Fund Services at 1-800-242-0134.
Trade Date-Redemptions
The trade date for any redemption request received in good order will depend on the day and time the Funds receive your request in good order and the manner in which you are redeeming.
Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for regular trading (a business day). If the redemption request is received in good order by the Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day's NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be processed the next business day.
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How to Receive Redemption Proceeds
Regardless of the method the Funds use to make a redemption payment, the Funds typically expect to pay out redemption proceeds on the next business day after a redemption request is received in good order. If you purchased Fund Shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier's check, certified check or treasurer's check. The Funds reserve the right to pay for redeemed shares within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund. The Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by the 1940 Act.
The transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.
Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The Funds also may pay redemption proceeds using cash obtained through borrowing arrangements (including under the Funds' line of credit, which is shared across all registered funds advised by SSGA FM (other than money market funds)) that may be available from time to time.
A Fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders). A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.
During periods of deteriorating or stressed market conditions, when an increased portion of a Fund's portfolio may be comprised of less liquid investments, or during extraordinary or emergency circumstances, a Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.
By Electronic Bank Transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.
By Wire. You may redeem your shares by telephone and have the proceeds of the sale wired to a bank that is permitted to conduct business in the United States instead of receiving a check. Wire instructions must have been provided during initial account setup or subsequently by written request signed by all registered shareholders with a signature guarantee.
The minimum wire amount is $1,000. Include your account number, name of the Fund being redeemed, share class and specific dollar amount you want to redeem in your wire request. Mail your signed, signature guaranteed written request to establish wire privileges to:
State Street Global Advisors Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Or call the transfer agent at 1-800-242-0134.
By Exchange. You may have the proceeds of a Fund redemption invested directly into shares of another Fund of the same class. You may initiate an exchange by telephone, or by mail.
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By Check. You may have the proceeds of a Funds redemption paid by check and sent to the address shown on the Funds registration record, provided that the address on the registration record has not changed within thirty (30) days of the redemption request. The Funds will mail you a redemption check, generally payable to all registered account owners.
Redemptions in Kind. Large redemptions that exceed $250,000 or 1% of a Fund's assets may be considered detrimental to the Fund's existing shareholders. Therefore, to the extent permitted by law, the Fund may require that you take a “redemption in kind” and may give you portfolio securities instead of cash proceeds. Such Fund portfolio securities will have to be sold through a broker and you may incur transaction costs when you sell them. The Funds also may redeem shares in kind at your request. In the event a Fund elects to distribute securities in-kind to meet the redemption request, the Fund will distribute a pro rata slice of the Fund's portfolio securities, subject to certain limitations including odd-lot amounts of securities and securities subject to transfer restrictions. A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. Please consult your tax adviser regarding in-kind transactions.
Other Redemption Policies that You Should Know
Address Changes. If your address of record has been changed within thirty (30) days of the redemption request, the request must be in writing and bear a medallion guarantee.
Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.
Minimum Account Size. If, due to your redemptions or exchanges, your account balance for a Fund falls below a minimum amount set by the Fund (presently, the minimum initial investment of your selected share class), the Fund may choose to redeem the shares in the account and mail you the proceeds. You will receive 60 days' notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum within the prescribed period may result in the Fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the Fund's records.
Large Redemptions. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Fund to simultaneously purchase shares of a different Fund. Exchanges may be made within the same class. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail.
Exchanges are subject to the terms applicable to the purchases of the Fund into which you are exchanging. Exchange privileges may not be available for all Funds and may be suspended or rejected. Exchanging shares of a Fund for shares of another fund is a taxable event and may result in capital gain or loss.
If the NYSE is open for regular trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days' advance notice of any modification or termination of the exchange privilege.
Frequent-Trading Limits
Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the Funds. The Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders. Excessive Trading into and out of a Fund may harm a Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.
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Excessive Trading activity is generally evaluated based on roundtrip transactions in an account. A “roundtrip” transaction is defined generally as a purchase or exchange into a Fund followed, or preceded, by a redemption or exchange out of the same Fund within 30 days. A Fund may, in its discretion, determine to apply a time period other than 30 days in connection with identifying roundtrip transactions. Shareholders with one or more roundtrip transactions may, in the discretion of a Fund, be blocked from making additional purchases or exchanges in any Fund for a period of time. A Fund has discretion to determine that action is not necessary if it determines that a pattern of trading is not abusive or harmful to the affected Fund in a material way. Fund size and/or transaction size may be considered in evaluating any roundtrip transaction.
The Board ofTrustees has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the Funds reserve the right to reject any exchanges or purchase orders by any shareholder engaging in Excessive Trading activities.
As a means to protect each Fund and its shareholders from Excessive Trading:
•
The Funds' transfer agent compiles, monitors and reports account-level information on omnibus and underlying shareholder/participant activity. Depending on the account type, monitoring will be performed on a daily, monthly, quarterly and/or annual basis;
•
The Funds' distributor has obtained information from each Financial Intermediary holding shares in an omnibus account with the Funds regarding whether the Financial Intermediary has adopted and maintains procedures that are reasonably designed to protect the Funds against harmful short-term trading; and
•
With respect to Funds that invest in securities that trade on foreign markets, pursuant to the Funds' fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.
The Funds' distributor has detailed procedures that document the transparency oversight and monitoring processes performed by the Funds' transfer agent.
While the Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Funds or their shareholders.
A Fund shareholder's right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by Excessive Trading restrictions.
Dividends, Distributions and Tax Considerations
Net investment income dividends and capital gain distributions of the Funds will be declared and paid as described below. Any investment income and capital gains that have not been distributed by December of each calendar year are generally distributed at such time. When a Fund distributes investment income or capital gains, the NAV per share is reduced by the amount of the distribution.
Distribution Options. You can choose from four different distribution options as indicated on the application:
•
Reinvestment Option — Dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund. If you do not indicate a choice on the application, this option will be automatically assigned.
•
Income-Earned Option — Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.
•
Cash Option — A check, wire or direct deposit will be sent for each dividend and capital gain distribution.
•
Direct Dividends Option — Dividends and capital gain distributions will be automatically invested in another identically registered Fund of the same share class.
If you have elected to receive distributions by check, and the postal or other delivery service is unable to deliver the checks because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the uncashed distribution and all future distributions will be reinvested at the then-current net asset value of the Fund.
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Dividend Policy Upon Purchase. A shareholder will receive a dividend or capital gain distribution only if the shareholder purchased Fund Shares by the close of the record date of such dividend or capital gain distribution. Dividends typically are declared and paid annually. Short-term and long-term capital gains distributions, if any, typically are declared and paid annually.
A Fund may pay dividends and/or capital gain distributions more frequently than as set forth above in order to avoid Fund-level tax.
Tax Considerations
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
Each Fund has elected to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, a Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. A Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. Each Fund is currently treated as a “personal holding company” and will potentially need to comply with additional requirements with respect to its distributions to shareholders in order to avoid a fund-level tax under the personal holding company rules. Please see Taxation of the Funds in the SAI for further information.
For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long the applicable Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you have owned your Fund Shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year that are properly reported by a Fund as capital gain dividends generally will be treated as long-term capital gain includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund owned (or is deemed to have owned) for one year or less generally will be taxable to you as ordinary income when distributed to you by the Fund. Distributions of investment income reported by a Fund as derived from “qualified dividend income,” which will not include income from the Fund's portfolio securities on loan, are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements are met by both the shareholder and the Fund. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares). Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares. Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a return of capital to the extent of your basis in the applicable Fund's shares, and, in general, as capital gain thereafter.
Any gain resulting from the redemption or other taxable disposition of Fund Shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you held such Fund Shares.
An additional 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the redemption of Fund Shares.
A Fund's income from or proceeds of dispositions of its investments in non-U.S. assets may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. In certain instances, a Fund may be entitled to elect to pass through to its shareholders a credit (or deduction, for a shareholder that itemizes deductions and so chooses) for foreign taxes (if any) borne with respect to foreign securities income earned by the Fund. If the Fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the Fund. There can be no assurance that a Fund will make such election, even if it is eligible to do so. If a Fund does not qualify for or does not make such election, shareholders will not be entitled separately to claim a credit or deduction with respect to foreign taxes incurred by the Fund; in that case the foreign tax will nonetheless reduce the Fund's tax
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able income. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Certain of a Fund's investment practices, including derivative transactions and investments in debt obligations issued or purchased at a discount, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of a Fund's distributions, and may require the Fund to sell its investments at a time when it is not advantageous to do so.
If you are not a U.S. person, dividends paid by a Fund that the Fund properly reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain requirements are met. A Fund is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund's dividends other than those the Fund so reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends generally will be subject to U.S. withholding tax at a 30% rate (or lower applicable treaty rate). See each Fund's SAI for further information.

The U.S. Treasury and the Internal Revenue Service (the “IRS”) generally require a Fund to obtain information sufficient to identify the status of each shareholder under sections 1471-1474 of the Code, and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) or under an applicable intergovernmental agreement between the United States and a foreign government. Please see the SAI for more information on FATCA reporting requirements.
Cost Basis Reporting. U.S. Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund Shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, the transfer agent will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.
Financial Intermediary Arrangements
Distribution Arrangements and Rule 12b-1 Fees
12b-1 Plan. The Funds have adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Service Class shares of each Fund. Under the Plan, the Trust will pay the Distributor with respect to the Service Class shares of a Fund, fees for shareholder and distribution services provided to that class of shares at an annual rate of 0.25% of the value of the average daily net assets of such Fund attributable to the Service Class shares. Fees to be paid with respect to the Funds under the Plan will be calculated daily and paid monthly. The annual fees payable with respect to the Service Class shares of a Fund are intended to compensate the Distributor or enable the Distributor to compensate other persons (“Service Providers”), for providing ongoing service and/or maintenance of the accounts of shareholders of the Fund, and to compensate the Distributor or enable the Distributor to compensate Service Providers, for providing services that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Fund. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Other Payments to Financial Intermediaries
In addition to payments under the Plan described above, the Funds may reimburse SSGA FD or its affiliates for payments made to Financial Intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.
Financial Intermediaries are firms that sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund investors. Financial Intermediaries may include, among others, brokers, financial planners or advisers, banks, retirement plan recordkeepers and insurance companies.
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In some cases, a Financial Intermediary may hold its clients' Fund Shares in nominee or street name and may utilize omnibus accounts. Shareholder services provided by a Financial Intermediary may (though they will not necessarily) include, among other things: establishing and maintaining shareholder account registrations; receiving and processing purchase and redemption orders, including aggregated orders and delivering orders to the Fund's transfer agent; processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; and collecting and posting distributions to shareholder accounts.
The Financial Intermediary is often compensated by SSGA FD or its affiliates for the services it performs and in such cases is typically paid continually over time, during the period when the Financial Intermediary's clients hold investments in the Funds. The amount of continuing compensation paid by SSGA FD or its affiliates to different Financial Intermediaries for distribution and/or shareholder services varies. Any compensation is typically a percentage of the value of the Financial Intermediary's clients' investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the Financial Intermediary.
If you invest through a Financial Intermediary and meet the eligibility criteria for more than one share class, you should discuss with your Financial Intermediary which share class is appropriate for you. Your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend one share class over another, when you are eligible to invest in more than one share class. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds or its affiliates with respect to the different share classes offered by the Funds.
SSGA FD and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide other compensation to Financial Intermediaries in connection with sales of the Funds' shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to Financial Intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other Financial Intermediary-sponsored special events. In some instances, this compensation may be made available only to certain Financial Intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc.
If payments to Financial Intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by SSGA FD and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your Financial Intermediary at the time of purchase.
Third-Party Transactions. The Funds have authorized certain Financial Intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. Orders received for a Fund by a Financial Intermediary that has been authorized to accept orders on the Fund's behalf (or other Financial Intermediaries designated by the Financial Intermediary) will be deemed accepted by the Fund at the time they are received by the Financial Intermediary and will be priced based on the Fund's next NAV determination as long as the Financial Intermediary transmits the order in good form and in a timely manner to the applicable Fund(s). The Financial Intermediary is responsible for transmitting your orders and associated funds in good form and in a timely manner to the applicable Fund(s). The Funds will not be responsible for delays by the Financial Intermediary in transmitting your orders, including timely transfer of payment, to a Fund.
If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by a Financial Intermediary, you may be required by the Financial Intermediary to pay additional fees. You should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.
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Financial Highlights
The financial highlight tables on the following pages are intended to help you understand each Fund's financial performance for the past five fiscal years. Certain information reflects the performance results for a single Fund Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the annual report to shareholders, which is available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of each Fund's financial statements and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI.
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State Street Institutional Premier Growth Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Inception date					10/29/99
Net asset value, beginning of period	$11.99	$10.72	$15.51	$17.49	$15.69
Income/(loss) from investment operations:
Net investment income	(0.00)(a)(b)	0.02(a)	0.05(a)	0.09(a)	0.11(a)
Net realized and unrealized gains/(losses) on investments	(2.67)(a)	2.55(a)	3.89(a)	(0.03)(a)	2.82(a)
Total income/(loss) from investment operations	(2.67)	2.57	3.94	0.06	2.93
Less distributions from:
Net investment income	0.01	0.01	0.09	0.11	0.13
Net realized gains	1.53	1.29	8.64	1.93	1.00
Total distributions	1.54	1.30	8.73	2.04	1.13
Net asset value, end of period	$7.78	$11.99	$10.72	$15.51	$17.49
Total Return(c)	(26.33)%	25.85%	39.25%	3.57%	19.64%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$15,818	$85,331	$73,933	$192,144	$365,078
Ratios to average net assets:
Net expenses	0.51%	0.45%	0.42%	0.39%	0.38%
Gross expenses	0.51%	0.45%	0.42%	0.39%	0.38%
Net investment income (loss)	(0.01)%	0.16%	0.40%	0.59%	0.68%
Portfolio turnover rate	41%	27%	28%	27%	21%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Rounds to less than $0.005.
(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
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State Street Institutional Premier Growth Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

	Service Class
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Inception date					1/3/01
Net asset value, beginning of period	$11.57	$10.40	$15.27	$17.24	$15.48
Income/(loss) from investment operations:
Net investment income (loss)	(0.02)(a)	(0.01)(a)	0.01(a)	0.05(a)	0.07(a)
Net realized and unrealized gains/(losses) on investments	(2.56)(a)	2.47(a)	3.80(a)	(0.02)(a)	2.78(a)
Total income/(loss) from investment operations	(2.58)	2.46	3.81	0.03	2.85
Less distributions from:
Net investment income	—	—	0.04	0.07	0.09
Net realized gains	1.53	1.29	8.64	1.93	1.00
Total distributions	1.53	1.29	8.68	2.00	1.09
Net asset value, end of period	$7.46	$11.57	$10.40	$15.27	$17.24
Total Return(b)	(26.51)%	25.58%	38.83%	3.32%	19.37%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$9,937	$9,784	$8,832	$9,609	$17,298
Ratios to average net assets:
Net expenses	0.76%	0.70%	0.69%	0.64%	0.63%
Gross expenses	0.76%	0.70%	0.69%	0.64%	0.63%
Net investment income (loss)	(0.21)%	(0.09)%	0.08%	0.34%	0.43%
Portfolio turnover rate	41%	27%	28%	27%	21%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
53

State Street Institutional Small-Cap Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Inception date					8/3/98
Net asset value, beginning of period	$22.15	$15.55	$17.04	$21.94	$20.79
Income/(loss) from investment operations:
Net investment income	0.05(a)	0.02(a)	0.05(a)	0.06(a)	0.03(a)
Net realized and unrealized gains/(losses) on investments	(3.38)(a)	7.19(a)	(0.45)(a)	(2.06)(a)	2.95(a)
Total income/(loss) from investment operations	(3.33)	7.21	(0.40)	(2.00)	2.98
Less distributions from:
Net investment income	0.03	0.04	0.07	0.04	0.04
Net realized gains	3.30	0.57	1.02	2.86	1.79
Total distributions	3.33	0.61	1.09	2.90	1.83
Net asset value, end of period	$15.49	$22.15	$15.55	$17.04	$21.94
Total Return(b)	(18.14)%	46.98%	(3.03)%	(6.21)%	15.47%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$945,933	$1,308,410	$973,165	$1,255,899	$1,528,575
Ratios to average net assets:
Net expenses	0.79%	0.88%	0.89%	0.88%	0.88%
Gross expenses	0.88%	0.88%	0.89%	0.88%	0.88%
Net investment income	0.27%	0.10%	0.33%	0.37%	0.14%
Portfolio turnover rate	30%	42%	31%	29%	38%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
54

State Street Institutional Small-Cap Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

	Service Class
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Inception date					9/30/05
Net asset value, beginning of period	$22.11	$15.53	$17.02	$21.93	$20.79
Income/(loss) from investment operations:
Net investment income (loss)	0.01(a)	(0.03)(a)	0.01(a)	0.02(a)	(0.02)(a)
Net realized and unrealized gains/(losses) on investments	(3.37)(a)	7.18(a)	(0.46)(a)	(2.05)(a)	2.95(a)
Total income/(loss) from investment operations	(3.36)	7.15	(0.45)	(2.03)	2.93
Less distributions from:
Net investment income	—	—	0.02	0.02	—
Net realized gains	3.30	0.57	1.02	2.86	1.79
Total distributions	3.30	0.57	1.04	2.88	1.79
Net asset value, end of period	$15.45	$22.11	$15.53	$17.02	$21.93
Total Return(b)	(18.28)%	46.60%	3.30%	(6.44)%	15.14%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,571	$2,078	$1,750	$1,937	$2,671
Ratios to average net assets:
Net expenses	1.04%	1.13%	1.14%	1.13%	1.13%
Gross expenses	1.13%	1.13%	1.14%	1.13%	1.13%
Net investment income (loss)	0.03%	(0.14)%	0.08%	0.12%	(0.11)%
Portfolio turnover rate	30%	42%	31%	29%	38%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
55

State Street Institutional U.S. Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Inception date					11/25/97
Net asset value, beginning of period	$17.26	$13.97	$12.30	$13.74	$14.95
Income/(loss) from investment operations:
Net investment income	0.11(a)	0.13(a)	0.14(a)	0.15(a)	0.16(a)
Net realized and unrealized gains/(losses) on investments	(1.80)(a)	3.86(a)	2.35(a)	0.05(a)	1.95(a)
Total income/(loss) from investment operations	(1.69)	3.99	2.49	0.20	2.11
Less distributions from:
Net investment income	0.13	0.14	0.16	0.18	0.21
Net realized gains	5.70	0.56	0.66	1.46	3.11
Total distributions	5.83	0.70	0.82	1.64	3.32
Net asset value, end of period	$9.74	$17.26	$13.97	$12.30	$13.74
Total Return(b)	(16.99)%	29.41%	20.77%	4.43%	16.72%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$176,243	$572,329	$461,624	$419,296	$522,658
Ratios to average net assets:
Net expenses	0.38%	0.37%	0.37%	0.38%	0.37%
Gross expenses	0.38%	0.37%	0.37%	0.38%	0.37%
Net investment income	0.78%	0.81%	1.12%	1.29%	1.21%
Portfolio turnover rate	29%	35%	38%	35%	48%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
56

State Street Institutional U.S. Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

	Service Class
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Inception date					1/3/01
Net asset value, beginning of period	$18.86	$15.21	$13.32	$14.70	$15.77
Income/(loss) from investment operations:
Net investment income	0.09(a)	0.10(a)	0.12(a)	0.14(a)	0.14(a)
Net realized and unrealized gains/(losses) on investments	(2.08)(a)	4.21(a)	2.54(a)	0.09(a)	2.08(a)
Total income/(loss) from investment operations	(1.99)	4.31	2.66	0.23	2.22
Less distributions from:
Net investment income	0.09	0.10	0.11	0.15	0.18
Net realized gains	5.70	0.56	0.66	1.46	3.11
Total distributions	5.79	0.66	0.77	1.61	3.29
Net asset value, end of period	$11.08	$18.86	$15.21	$13.32	$14.70
Total Return(b)	(17.16)%	29.10%	20.52%	4.23%	16.35%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$118	$268	$58	$48	$104
Ratios to average net assets:
Net expenses	0.63%	0.62%	0.62%	0.63%	0.62%
Gross expenses	0.63%	0.62%	0.62%	0.63%	0.62%
Net investment income (loss)	0.62%	0.56%	0.87%	1.06%	0.95%
Portfolio turnover rate	29%	35%	38%	35%	48%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
57

For more information about the Funds:
The Funds' SAI includes additional information about the Funds and is incorporated by reference into this document. Additional information about the Funds' investments is available in the Funds' most recent annual and semi-annual reports to shareholders. In a Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Funds' SAI is available, without charge, upon request. The Funds' annual and semi-annual reports are available, without charge, upon request.
You may visit the Funds' Internet Website (http://www.ssga.com) or the SEC's Internet Website (http://www.sec.gov) to view the annual/semi-annual reports, the SAI and other information about the State Street Institutional Funds. Also, you can obtain copies of this information, after paying a duplication fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov.
State Street Institutional Funds
You may obtain a free copy of the SAI or the Funds' annual/semi-annual report, request other information about the Funds and make shareholder inquiries by contacting:
State Street Global Advisors Funds Distributors, LLC
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone 1-800-242-0134
Website http://www.ssga.com
SSF-INSTPRO-1 (01/23)Investment Company Act file number: 811-08257

Prospectus
January 31, 2023
State Street Institutional Funds
State Street Institutional Small-Cap Equity Fund (SIVIX)
This Prospectus is intended for use only by General Electric Retirement Savings Plan (the “Plan”) and Plan participants.
Like all mutual funds, the State Street Institutional Funds' shares have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summary	1
State Street Institutional Small-Cap Equity Fund	1
FUND OBJECTIVES, STRATEGIES AND RISKS	8
Additional Information About Risks	9
Additional Information About the Fund's Non-Principal Risks	17
Portfolio Holdings	19
Management and organization	20
Investment Adviser	20
Portfolio Management	21
Sub-Advisers	22
Other Fund Services	23
Shareholder Information	24
Determination of Net Asset Value	24
Investing in Fund Shares	25
Frequent-Trading Limits	27
Dividends, Distributions and Tax Considerations	28
Taxes	28
Financial Intermediary Arrangements	28
Payments to Financial Intermediaries	28
Financial Highlights	30

State Street Institutional Funds
State Street Institutional
Small-Cap Equity FundInvestment Class SIVIX

Fund Summary
Investment Objective
The investment objective of the State Street Institutional Small-Cap Equity Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.88%
Distribution and Shareholder Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.88%
Less Fee Waivers and/or Expense Reimbursements[2]	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.75%
1
The Fund's management fee is a “unitary” fee that includes most operating expenses payable by the Fund. The rate is subject to breakpoints and differs depending on the average daily net assets of the Fund. Accordingly, actual management fee rate may be higher or lower than shown above.
2
The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until January 31, 2024 (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund for expenses to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing) exceed 0.75% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2024, except with approval of the State Street Institutional Funds' Board ofTrustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$77	$268	$475	$1,072
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.
1

State Street Institutional Funds
State Street Institutional
Small-Cap Equity FundInvestment Class SIVIX

Fund Summary
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks.
The Fund defines a small-cap company as one with a market capitalization that, at the time of initial investment, falls between (a) the market capitalization of the smallest company in the Russell 2000® Index and (b) either the larger of the market capitalization of the largest company in the Russell 2000® Index or $3.0 billion. As of December 31, 2022, the market capitalizations of companies in the Russell 2000® Index ranged from $3.7 million to $7.5 billion. These capitalization ranges will change over time. SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the Fund's investment adviser, or a sub-adviser will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of this capitalization range or because the index capitalization range changes. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time. The Adviser and sub-advisers select equity securities from a number of industries based on the merits of individual companies, although at times the Fund's investments may be focused in one or more market sectors, such as information technology.
The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles. SSGA FM will allocate the Fund's assets among the sub-advisers to maintain exposure to a combination of investment styles, but may have larger allocations to certain sub-advisers based on its assessment of the potential for better performance or to address capacity constraints of a particular sub-adviser, among other reasons. As a result, this orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.
The Adviser and sub-advisers seek to identify securities of companies that they believe have desirable characteristics for the Fund such as:
•
high quality management focused on generating shareholder value;
•
attractive products or services;
•
appropriate capital structures; and/or
•
strong competitive positions in their industries.
In addition, a sub-adviser with a value investment style generally will seek to identify securities of companies with characteristics such as attractive valuation, while a sub-adviser with a growth investment style generally will seek to identify securities of companies with strong growth potential.
The Adviser and sub-advisers may consider selling a security when one of these characteristics no longer applies, when the Adviser or sub-adviser believes that the valuation has become excessive, or more attractive alternatives are identified.
The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in securities with capitalizations outside the Fund's small-cap range and up to 10% of its total assets in foreign securities. The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities and up to 10% in below-investment grade debt securities. The Adviser and sub-advisers may also use various types of derivative instruments (such as futures contracts, options and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit
2

State Street Institutional Funds
State Street Institutional
Small-Cap Equity FundInvestment Class SIVIX

Fund Summary
Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-, Mid-, and Micro-Capitalization Securities Risk: The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.
Asset Allocation Risk: The Fund's investment performance depends upon the successful allocation by the Adviser of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the Adviser's allocation techniques and decisions will produce the desired results.
Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
3

State Street Institutional Funds
State Street Institutional
Small-Cap Equity FundInvestment Class SIVIX

Fund Summary
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. The U.S. Federal Reserve has been engaged in an aggressive campaign to raise interest rates in an effort to combat historically high levels of inflation. Interest rate increases may continue. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or sub-adviser or may not have the effect on the Fund anticipated by the Adviser or sub-adviser.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
Information Technology Sector Risk: Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large Shareholder Risk: To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may
4

State Street Institutional Funds
State Street Institutional
Small-Cap Equity FundInvestment Class SIVIX

Fund Summary
also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed by the Adviser and multiple sub-advisers. The Adviser's or sub-advisers' judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's or sub-advisers' investment techniques and decisions will produce the desired results. Additionally, because portions of the Fund's assets are managed by the Adviser and multiple sub-advisers, each using different investment styles, the Fund could engage in overlapping security transactions, potentially leading to the Fund holding a more concentrated position in these securities.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize a stock's intrinsic worth or the Adviser or sub-adviser overestimates the stock's expected value.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2022 compared with those of a broad measure of market performance. The bar chart shows how the Investment Class shares' returns have varied for each full calendar year shown. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling the GE Retirement Savings Plan Service Center at 1 (877) 554-3777 or by visiting our website at www.ssga.com.
Annual Total Returns (years ended 12/31)*

Highest Quarterly Return: 28.80% (Q4, 2020)
Lowest Quarterly Return: -31.22% (Q1, 2020)

5

State Street Institutional Funds
State Street Institutional
Small-Cap Equity FundInvestment Class SIVIX

Fund Summary
Average Annual Total Returns (for periods ended 12/31/22)
	One Year	Five Years	Ten Years	Inception Date
Investment Class	-15.01%	6.25%	10.07%	8/3/1998
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	-20.44%	4.13%	9.01%
Investment Adviser and Sub-Advisers
SSGA FM serves as the investment adviser to the Fund. Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management LLC (“Kennedy”), Palisade Capital Management, LP (“Palisade”), and SouthernSun Asset Management, LLC (“SouthernSun”) serve as investment sub-advisers to the Fund, subject to the oversight of SSGA FM.
The professionals primarily responsible for the day-to-day management of the Fund are Carrie Peluso, Shawn McKay, Fares Altaher, Scott Brayman, Frank Latuda, Jr., McAfee Burke, Dennison Veru, Marc Shapiro, Michael Cook and Phillip Cook. Ms. Peluso has served as a portfolio manager of the Fund since April 2021, Mr. McKay has served as a portfolio manager of the Fund since 2019, Mr. Altaher has served as a portfolio manager of the Fund since May 2022, Mr. Brayman has served as a portfolio manager of the Fund since 2008, Mr. Latuda has served as a portfolio manager of the Fund since 2010, Mr. Burke has served as a portfolio manager of the Fund since 2022, Mr. Veru has served as a portfolio manager since 2000, Mr. Shapiro has served as a portfolio manager of the Fund since 2012, Mr. Michael Cook has served as a portfolio manager of the Fund since 2008 while Mr. Phillip Cook has served as a portfolio manager of the Fund since 2021.
Carrie Peluso, CFA, is a Managing Director of the Adviser and the Head of Manager Research for the Investment Solutions Group. She joined the Adviser in 2018.
Shawn McKay, CFA, is a Vice President of the Adviser and a member of the portfolio construction team within the Investment Solutions Group. He joined the Adviser in 2007.
Fares Altaher is a Vice President of the Adviser and a member of the Manager Research Team for the Investment Solutions Group. He joined the Adviser in 2018.
Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain. He joined Champlain in 2004.
Frank Latuda Jr., CFA, is a Director, Chief Investment Officer and portfolio manager at Kennedy. He joined Kennedy in 1997.
McAfee Burke, CFA, is a portfolio manager at Kennedy. He joined Kennedy in 2015.
Marc Shapiro is a Managing Director and Senior Portfolio Manager at Palisade. He joined Palisade in March 2004.
Dennison Veru is a Co-Chairman and Chief Investment Officer at Palisade. He joined Palisade in March 2000.
Michael Cook is the Chief Executive Officer and Co-Chief Investment Officer at SouthernSun. He founded SouthernSun in 1989.
Phillip Cook is the Co-Chief Investment Officer and Principal at SouthernSun. He joined SouthernSun in 2006.
Purchase and Sale of Fund Shares
Purchase minimums
Eligible Investors (Individuals who are plan participants in the General Electric Retirement Savings Plan)
To establish an account	None
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business through the following options:
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You may redeem Fund Shares by written request or wire transfer.
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State Street Institutional Funds
State Street Institutional
Small-Cap Equity FundInvestment Class SIVIX

Fund Summary
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Written requests should be sent to:
By Mail:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
By Overnight:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
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Calling us at (800) 242-0134
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By accessing the Fund's website at  www.ssga.com.
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Visit benefits.ge.com and click on My GE RSP; or
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Call the GE RSP Service Center at 1-877-55-GERSP (1-877-554-3777) between 8:30 a.m. and 8:30 p.m., Eastern time, on any day the New York Stock Exchange is open for trading.
Tax Information
Since you are investing through a tax-deferred 401(k) plan, dividends and capital gains distributions you receive from the Fund are not subject to federal income taxes or other taxes at the time of their distribution, but may be subject to federal income tax upon withdrawal.
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FUND OBJECTIVES, STRATEGIES AND RISKS
Investment Objective
The State Street Institutional Funds' (the “Trust”) Board ofTrustees (the “Board” or “Board ofTrustees”) may change the Fund's investment strategies and other policies without shareholder approval, except as otherwise indicated. The investment objective or objectives of the Fund are fundamental and cannot be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. In addition to common stocks and preferred stocks, equity securities may also include depositary receipts, convertible securities, and rights and warrants of U.S. and foreign companies.
The Fund defines a small-cap company as one with a market capitalization that, at the time of initial investment, falls between (a) the market capitalization of the smallest company in the Russell 2000® Index and (b) either the larger of the market capitalization of the largest company in the Russell 2000® Index or $3.0 billion. As of December 31, 2022, the market capitalizations of companies in the Russell 2000® Index ranged from $3.7 million to $7.5 billion. These capitalization ranges will change over time. The Adviser or a sub-adviser will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of this capitalization range or because the index capitalization range changes. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time. The Adviser and sub-advisers select equity securities from a number of industries based on the merits of individual companies, although at times the Fund's investments may be focused in one or more market sectors, such as information technology.
The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles. SSGA FM will allocate the Fund's assets among the sub-advisers to maintain exposure to a combination of investment styles, but may have larger allocations to certain sub-advisers based on its assessment of the potential for better performance or to address capacity constraints of a particular sub-adviser, among other reasons. As a result, this orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.
The Adviser and sub-advisers seek to identify securities of companies that they believe have desirable characteristics for the Fund such as:
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high quality management focused on generating shareholder value;
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attractive products or services;
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appropriate capital structures; and/or
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strong competitive positions in their industries.
In addition, a sub-adviser with a value investment style generally will seek to identify securities of companies with characteristics such as attractive valuation, while a sub-adviser with a growth investment style generally will seek to identify securities of companies with strong growth potential.
The Adviser and sub-advisers may consider selling a security when one of these characteristics no longer applies, when the Adviser or sub-adviser believes that the valuation has become excessive, or more attractive alternatives are identified.
The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in securities with capitalizations outside the Fund's small-cap range and up to 10% of its total assets in foreign securities. The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities and up to 10% in below-investment grade debt securities. The Adviser and sub-advisers may also use various types of derivative instruments (such as futures contracts, options and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.
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The Fund may also invest in repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including ETFs, to the extent permitted by applicable law (including those advised by the Adviser). The Fund also may lend its securities.
* The Russell 2000® Index is constructed to provide an unbiased small-cap barometer and is reconstituted annually. The capitalization range, however, may change significantly intra-year due to changes in the market capitalizations of securities that comprise the Index.
Additional Information About Risks
The Fund is subject to the following principal risks. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Asset Allocation Risk. The Fund's investment performance depends upon the successful allocation of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the Fund's allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in the Fund as a result of these allocation decisions.
Call/Prepayment Risk. Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by the Fund are prepaid. In any such case, the Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund's income.
Company Risk. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. The Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, the Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if the Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held
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by the Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition and does not reflect an assessment of an investment's volatility or liquidity. Securities rated in the lowest category of investment-grade are considered to have speculative characteristics. If a security held by the Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the Adviser or sub-adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Risk. Investments in issuers in different countries are often denominated in currencies other than the U.S. dollar. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of the Fund's investments denominated in those currencies. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments.
Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. The U.S. Federal Reserve has been engaged in an aggressive campaign to raise interest rates in an effort to combat historically high levels of inflation. Interest rate increases may continue. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser or sub-adviser anticipated or a different or less favorable effect than the Adviser or sub-adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including, without
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limitation, absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Forward Currency Contracts Risk. In a forward currency contract, the Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into. If currency exchange rates move against a Fund's position during the term of the contract, the Fund will lose money on the contract. There is no limit on the extent to which exchange rates may move against the Fund's position. The markets for certain currencies may at times become illiquid, and the Fund may be unable to enter into new forward contracts or to close out existing contracts. Forward currency contracts are entered into in the over-the-counter market, and the Fund's ability to profit from a contract will depend on the willingness and ability of its counterparty to perform its obligations under the contract. Use by the Fund of foreign currency forward contracts may give rise to investment leverage.
Futures Contract Risk. The risk of loss relating to the use of futures contracts is potentially unlimited. The ability to establish and close out positions in futures contracts will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or at any particular time. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate the futures contract. In using futures contracts, the Fund will be reliant on the ability of the Adviser or sub-adviser to predict market and price movements correctly; the skills needed to use such futures contracts successfully are different from those needed for traditional portfolio management. If the Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the futures contracts and movements in the securities or index underlying the futures contracts or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their futures positions that they would not otherwise take. The margin requirements in the futures markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser or sub-adviser still may not result in a successful futures activity over a very short time period. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the Fund is required to deposit. A Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund will incur brokerage fees in connection with its futures transactions. In the event of an insolvency of the futures commission merchant or a clearing house, the Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions, or it may experience a significant delay in doing so. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC-set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. It is possible that the positions of different clients managed by the Adviser may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by the Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund's investment strategy. In addition, exchanges may establish accountability levels applicable to a futures contract instead of position limits, provided that the futures contract is not subject to federal position limits. An exchange may order a person who holds or controls a position in excess of a position accountability level not to further increase its position, to comply with any prospective limit that exceeds the size of the position owned or controlled, or to reduce any open position that exceeds the position accountability level if the exchange determines that such action is necessary to maintain an orderly mar
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ket. Position accountability levels could adversely affect the Fund's ability to establish and maintain positions in commodity futures contracts to which such levels apply, if the Fund were to trade in such contracts, and the Fund's ability to achieve its investment objective.
Futures contracts traded on markets outside the U.S. are not generally subject to the same level of regulation by the CFTC or other U.S. regulatory entities as contracts traded in the U.S., including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Index Futures Contracts and Related Options. The Fund may buy and sell futures contracts and options on those futures contracts. An “index futures” contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when the Fund enters into and closes out an index future or option transaction, the Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Fund and the return of the Index. In addition, the Fund incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. Funds that enter into contracts with counterparties run the risk that the counterparty will be unwilling or unable to make timely settlement payments or otherwise honor its obligations. This risk is typically less for exchange-traded derivatives, such as those the Fund may invest in. These costs typically have the effect of reducing the correlation between the return of the Fund and the return of the Index. Because the market for futures contracts and options may be illiquid, the Fund may have to hold a contract or option when the Adviser would otherwise have closed out the position, or it may only be able to close out at a price lower than what the Adviser believes is the fair value of the contract or option, thereby potentially reducing the return of the Fund.
Other Derivative Transactions. The Fund may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under “Index Futures Contracts and Related Options.”  In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Fund's ability to realize any investment return on such transactions may depend on the counterparty's ability or willingness to meet its obligations.
Equity Investing Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Growth Stock Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines,
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markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Interest Rate Risk. Interest rate risk is the risk that the securities held by the Fund will decline in value because of increases in market interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Falling interest rates also create the potential for a decline in the Fund's income and yield. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-rate securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund's investments. The U.S. Federal Reserve has been engaged in an aggressive campaign to raise interest rates in an effort to combat historically high levels of inflation. Interest rate increases may continue. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Large Shareholder Risk. To the extent a large proportion of the shares of the Fund are highly concentrated or held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program. For example, they could require the Fund to sell portfolio securities or purchase portfolio securities unexpectedly and incur substantial transaction costs, or the Fund may be required to sell its more liquid portfolio investments to meet a large redemption, in which case the Fund's remaining assets may be less liquid, more volatile, and more difficult to price. The Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
LIBOR Risk. The Fund's payment obligations, financing terms and investments in certain instruments (including debt securities and derivatives) may rely in some fashion upon the London-Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration (the administrator of LIBOR) (“IBA”), that banks offer to charge one another for the use of short-term money. In 2017, the U.K. Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. IBA ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but questions around the liquidity of the new rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The transition away from and elimination of LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Liquidity Risk. Liquidity risk is the risk that the Fund may not be able to dispose of investments or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which the Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter
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market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. The Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. In some cases, due to unanticipated levels of illiquidity the Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.
The term “illiquid investments” for this purpose means securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. If the Fund determines at any time that it owns illiquid investments in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid investments until its holdings are no longer in excess of 15% of its net asset value (“NAV”), report the occurrence in compliance with Rule 30b1-10 under the Investment Company Act of 1940, as amended (the “1940 Act”) and, depending on circumstances, may take additional steps to reduce its holdings of illiquid investments.
The SEC has recently proposed rule amendments that, if adopted as proposed, could result in a larger percentage of the Fund's investments being classified as illiquid investments.
Management Risk. The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk. Market prices of investments held by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in the Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. COVID-19 has contributed to, and may continue to contribute to, market volatility, inflation, reduced liquidity of certain instruments, and systemic economic weakness, and trading in many instruments was and may continue to be disrupted as a result. In addition, the transmission of COVID-19 and efforts to contain its spread have resulted in international border closings, enhanced health screenings, strained healthcare systems and increased healthcare expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The foregoing could impact the Fund and its investments and result in disruptions to the services provided to the Fund by its service providers.
Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and
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world economies and markets generally. Likewise, natural and environmental disasters, pandemics and epidemics, and systemic market dislocations may be highly disruptive to economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions, also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any partial or complete dissolution of the EMU, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Fund's investments. On January 31, 2020, the United Kingdom (“UK”) formally withdrew from the European Union (“EU”) (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences associated with the exit including whether the U.K.'s exit will increase the likelihood of other countries also departing the EU. Brexit may have a significant impact on the U.K., Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for these economies that could potentially have an adverse effect on the value of the Fund's investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by the Fund. To the extent the Fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.
Market Volatility; Government Intervention Risk. Market dislocations and other external events, such as the failures or near failures of significant financial institutions, dislocations in investment or currency markets, corporate or governmental defaults or credit downgrades, or poor collateral performance, may subject the Fund to significant risk of substantial volatility and loss. Governmental and regulatory authorities have taken, and may in the future take, actions to provide or arrange credit supports to financial institutions whose operations have been compromised by credit market dislocations and to restore liquidity and stability to financial systems in their jurisdictions; the implementation of such governmental interventions and their impact on both the markets generally and the Fund's investment program in particular can be uncertain. Governmental and non-governmental issuers may default on, or be forced to restructure, their debts, and other issuers may face difficulties obtaining credit. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, or investor perception that these efforts are not succeeding, could negatively affect financial markets generally as well as the values and liquidity of certain securities.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect the Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of the Fund's investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments to experience gains or losses.
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Repurchase Agreement Risk. A repurchase agreement is an agreement to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Fund's investment return on such transactions will depend on the counterparty's willingness and ability to perform its obligations under a repurchase agreement. If the Fund's counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.
Restricted Securities Risk. The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Reverse Repurchase Agreement Risk. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements involve the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund, potentially resulting in delays, costs, and losses to the Fund. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement. Use of reverse repurchase agreements by the Fund will increase the volatility and potential losses of the Fund.
Small-, Mid- and Micro-Capitalization Securities Risk. The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.
Unconstrained Sector Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also potentially limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely.
Value Stock Risk. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or SSGA FM or the sub-adviser overestimates the stock's expected value. Value stocks may underperform growth stocks and stocks in other broad style catego
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ries (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in value stocks the Fund may underperform other investment portfolios that invest more broadly or that favor different investment styles.
Additional Information About the Fund's Non-Principal Risks
Conflicts of Interest Risk. An investment in the Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which the Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or its affiliates make available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Fund. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for the Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by the Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Fund) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect the Fund. The Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Fund) and their service providers (including the Adviser or sub-adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In addition, the global spread of COVID-19 has caused the Fund and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. The Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the pro
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tections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Fund. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value.
Money Market Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. The SEC has proposed amendments to money market fund regulation that if adopted as proposed would, among other things, increase the daily and weekly liquid asset requirements, remove liquidity fees and redemption gate provisions and require institutional prime money market funds to use swing pricing. Such amendments may, if adopted, limit the Funds' investment flexibility and reduce its ability to generate returns. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street Bank and Trust Company (“State Street”), SSGA, SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees or to impose limitations on redemptions during periods of high illiquidity in the markets for the investments held by it.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing the Fund's investment return.
Securities Lending Risk. The Fund may lend portfolio securities in an amount not to exceed 40% of the value of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral (either cash or other obligations as may be permitted under the Fund's securities lending program) maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund, marked to market each trading day. In a loan transaction, as compensation for lending its securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities, and may involve expenses to the Fund. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund expects to invest cash collateral in a pooled investment vehicle advised by the Adviser. With respect to index funds, to the extent the collateral provided or investments made with cash collateral differ from securities included in the relevant Index, such collateral or investments may have a greater risk of loss than the securities included in the Index. In addition, the Fund will be subject to the risk that any income generated by reinvesting cash collateral is lower than any fees the Fund has agreed to pay a borrower.
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Temporary Defensive Positions. In response to actual or perceived adverse market, economic, political, or other conditions, the Fund may (but will not necessarily), without notice, depart from its principal investment strategies by temporarily investing for defensive purposes. Temporary defensive positions may include, but are not limited to, cash, cash equivalents, U.S. government securities, repurchase agreements collateralized by such securities, money market funds, and high-quality debt investments. While investing defensively, the Fund may maintain a substantial portion of its assets in cash, on which the Fund may earn little if any income. If the Fund invests for defensive purposes, it may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Portfolio Holdings
The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).
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Management and organization
The Fund is a separate, diversified series of the Trust, which is an open-end management investment company organized as an unincorporated business trust under the laws of Delaware.
Investment Adviser
SSGA FM serves as the investment adviser and administrator to the Fund and, subject to the oversight of the Board, is responsible for the investment management of the Fund. The Adviser provides an investment management program for the Fund and manages the investment of the Fund's assets. In addition, the Adviser provides administrative, compliance and general management services to the Fund. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world's largest institutional money managers and the investment management arm of State Street Corporation. As of September 30, 2022, the Adviser managed approximately $768.42 billion in assets and SSGA managed approximately $3.26 trillion in assets. The Adviser's principal business address is One Iron Street, Boston, Massachusetts 02210.
The Fund pays SSGA FM a combined fee for advisory and administrative services (the “Management Fee”) that is accrued daily and paid monthly. The Fund's Management Fee is a “unitary” fee that includes all operating expenses payable by the Fund, except for fees and expenses associated with the Trust's independent Trustees, shareholder servicing and distribution (12b-1) fees, brokerage fees and commissions, and expenses that are not normal operating expenses of the Fund (such as extraordinary expenses, interest and taxes). The Management Fee for the Fund is subject to breakpoints and differs depending on the average daily net assets of the Fund.
For the fiscal year ended September 30, 2022, the Fund paid SSGA FM the following Management Fees as a percentage of average net assets:
	Annual Management Fees (% of Average Daily Net Assets)
Name of Fund	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements
State Street Institutional Small-Cap Equity Fund	0.88%	0.75%
Total Annual Fund Operating Expense Waiver. SSGA FM, as the investment adviser to the Fund, is contractually obligated, through January 31, 2024, (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing) exceed 0.75% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2024 except with approval of the Board.
Investment Sub-Adviser. SSGA FM has retained sub-advisers to manage the State Street Institutional Small-Cap Equity Fund's assets, subject to oversight by SSGA FM. SSGA FM pays each sub-adviser of the State Street Institutional Small-Cap Equity Fund an investment sub-advisory fee out of the Management Fee that it receives from the Fund. The investment sub-advisory fee is paid by SSGA FM monthly and is based upon the average daily net assets of the Fund's assets that are allocated to and managed by the sub-adviser. The current sub-advisers of the Fund are Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management LLC (“Kennedy”), Palisade Capital Management, LP (“Palisade”) and SouthernSun Asset Management, LLC (“SouthernSun”).
A discussion regarding the Board's consideration of the Fund's Investment Advisory and Investment Sub-Advisory Agreements are provided in the Fund's Annual Report to Shareholders for the period ended September 30, 2022.
Manager of Managers Structure
SSGA FM has received an exemptive order from the SEC to operate the funds it manages under a manager of managers structure that permits SSGA FM, with the approval of the Board, including a majority of the independent Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under
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the Manager of Managers Structure, SSGA FM has responsibility, subject to oversight of the Board, for overseeing the Fund's sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order also permits the Fund to disclose only the aggregate fees paid to the sub-advisers, in lieu of disclosing the fees paid to each such sub-adviser. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or SSGA FM. Notwithstanding the SEC exemptive order, adoption of the Manager of Managers Structure by the Fund also requires prior shareholder approval, which has been obtained for the Fund.
The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure will not: (1) permit management fees paid by the Fund to SSGA FM to be increased without shareholder approval; or (2) diminish SSGA FM's responsibilities to the Fund, including SSGA FM's overall responsibility for overseeing the portfolio management services furnished by its sub-advisers.
Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.
Portfolio Management
The Adviser manages the Fund using a team of investment professionals. The Fund is managed by a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers of the Fund generally have final authority over all aspects of their portions of the Fund's investment portfolio, including security purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The portfolio management team is overseen by the SSGA Investment Committee.
The professionals primarily responsible for the day-to-day management of the Fund are: Carrie Peluso (SSGA FM), Shawn McKay (SSGA FM), Fares Altaher (SSGA FM), Scott Brayman (Champlain), Frank Latuda, Jr. (Kennedy), McAfee Burke (Kennedy), Marc Shapiro (Palisade), Dennison Veru (Palisade), Michael Cook (SouthernSun), and Phillip Cook (SouthernSun).
The Fund is managed by Carrie Peluso, Shawn McKay and Fares Altaher who are vested with oversight authority over the Fund's sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Ms. Peluso, Mr. McKay and Mr. Altaher have full discretion in determining the assets that are allocated to each sub-adviser.
Fares Altaher is a Vice President of SSGA and the Adviser and a member of the Manager Research Team for the Investment Solutions Group. This team is responsible for manager research and investment due diligence for all public investment strategies utilized by the Investment Solutions Group. Prior to joining SSGA in 2018, Mr. Altaher spent eleven years at Segal Marco Advisors, an institutional investment consultant, where he held various roles, most recently as a Director of Global Equities. Mr. Altaher holds a Bachelor of Science in Management Information Systems from Southern Connecticut State University and a Master of Business Administration from the University of Bridgeport.
Shawn McKay, CFA, is a Vice President of SSGA and the Adviser and a member of the portfolio construction team within the Investment Solutions Group (ISG). In his role with ISG, he focuses on analyzing and building portfolios with active, index, and smart beta strategies across asset classes to meet client objectives. During his tenure with ISG, he has also worked as part of the manager research team where he conducted due diligence, and ongoing oversight on a variety of asset managers/strategies. Prior to his current role, Mr. McKay was a member of the Fiduciary Advisory Solutions group within SSGA where his responsibilities included daily operations, data gathering for manager research, trading, and client reporting. He has worked at SSGA since 2007 and State Street since 1999. Prior to joining SSGA, he was an AVP and Senior Public Reporting Analyst in the Corporate Finance group responsible for capital adequacy reporting to the Federal Reserve, as well as being a part of the Basel II implementation project. Prior to this he held various positions in the Investor Services division of State Street Bank. Mr. McKay holds a Master of Science in Finance from Suffolk University and a Bachelor of Business Administration in Finance from the University of Massachusetts at Amherst. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Carrie Peluso is a Managing Director of SSGA and the Adviser and the Head of Manager Research for the Investment Solutions Group (ISG). Her team is responsible for manager research and investment due diligence for all public investment strategies utilized by ISG. Before taking over this role, Ms. Peluso was the Head of Client Engagement for the
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Global Fiduciary Solutions group, leading all client engagement activities and working as an extension of staff with our clients. Prior to joining SSGA in 2018, Ms. Peluso spent twenty years at IBM's Pension Division with responsibility for investment manager research and liability management working with both IBM's US and non-US plans globally. Before IBM, she held the position of Fixed Income Portfolio Manager at Columbus Circle Investors. Ms. Peluso has a Bachelor of Arts in Psychology with a concentration in Mathematics from SUNY-Albany and earned the Chartered Financial Analyst (CFA) designation.
Sub-Advisers
The assets of the Fund are allocated to and managed by each of the following sub-advisers: (i) Champlain; (ii) Kennedy; (iii) Palisade and (iv) SouthernSun. SSGA FM is responsible for allocating the State Street Institutional Small-Cap Equity Fund's assets among the sub-advisers (“Allocated Assets”), and for managing the Fund's cash position. The following sets forth the information for each sub-adviser and the portfolio managers at the sub-advisers primarily responsible for the management of the Allocated Assets:
Champlain Investment Partners, LLC
Champlain is a registered investment adviser that was formed in 2004. Champlain is an independent, employee-owned asset management firm headquartered in Burlington, Vermont offering small and mid-cap investment strategies. As of September 30, 2022, Champlain had approximately $15 billion in assets under management. Champlain's Allocated Assets are managed by a team of investment professionals led by Scott Brayman, CFA, who is a co-founder of Champlain.
Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain and has more than thirty-nine years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.
Kennedy Capital Management LLC
Kennedy is a registered investment adviser that was formed in 1980 to provide customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high-net-worth individuals, and specializes in the small and mid-cap asset classes. As of September 30, 2022, Kennedy had approximately $3.56 billion in discretionary and non-discretionary assets under management. Kennedy's Allocated Assets are managed by a team of investment professionals led by Frank Latuda, Jr., CFA, and McAfee Burke, CFA.
Frank Latuda Jr., CFA, is a Director and Chief Investment Officer at Kennedy as well as a portfolio manager of Kennedy's Small Cap Value, Mid Cap Value, All Cap Value and SMID Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy's Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small Cap Value portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.
McAfee Burke, CFA, is a portfolio manager for the Small Cap Value and SMID Cap Value separately-managed portfolios and a Research Analyst at Kennedy. As a Research Analyst at Kennedy, Mr. Burke is responsible for selecting and monitoring securities within certain sectors of Kennedy's universe. He joined Kennedy as a research analyst in 2015. Mr. Burke began his investment career in 2005, and prior to joining Kennedy he worked as a portfolio manager and senior equity analyst for Delaware Investments for 8 years. He earned a B.A. in Economics and Spanish from Bowdoin College.
Palisade Capital Management, LP
Palisade has a history of managing small-cap equity portfolios and had discretionary authority over various institutional and private accounts with total assets of approximately $3.9 billion as of September 30, 2022. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for SSGA FM. Palisade has managed the State Street Institutional Small-Cap Equity Fund since inception.
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Palisade's Allocated Assets are managed by Marc Shapiro and Dennison (“Dan”) Veru, members of Palisade's Investment Committee. Messrs. Shapiro and Veru are jointly and primarily responsible for the strategy of the Allocated Assets and the day-to-day management of the Allocated Assets is executed by Mr. Shapiro.
Marc Shapiro, Managing Director and Senior Portfolio Manager, joined Palisade in March 2004. Mr. Shapiro serves as the Portfolio Manager of Palisade's Institutional Small Cap Core Equity and Small-mid (Smid) Cap Core Equity portfolios. Mr. Shapiro became a Senior Portfolio Manager in March 2012, with lead research responsibility for a number of sectors, including Information Technology and Telecom Services. Prior thereto, he served as the strategy's Associate Portfolio Manager and as a Senior Vice President of Research for Palisade's Small Cap Core Equity portfolio since October 2006. Prior to joining Palisade, Mr. Shapiro was a senior equity analyst at Awad Asset Management and a small cap analyst at Schroders. Mr. Shapiro received his M.S. in Finance from Drexel University and his B.S. in Finance from the College of New Jersey.
Dennison (“Dan”) Veru, Co-Chairman and Chief Investment Officer, joined Palisade in March 2000. Since joining Palisade, Mr. Veru has been a member of Palisade's Investment Committee and became a partner of Palisade in July 2004. He was named Co-Chairman in 2018. Prior to joining Palisade, he was President and Director of Research at Awad Asset Management, a division of Raymond James Financial. Prior to Awad, Mr. Veru worked with the Palisade team from 1985 through 1992. Mr. Veru graduated from Franklin & Marshall College. Mr. Veru has been a guest on CNBC, Fox Business, and Bloomberg television.
SouthernSun Asset Management, LLC
SouthernSun, established in 1989, is a registered investment adviser. SouthernSun is a research-driven investment management firm implementing long-only U.S. Small Cap and SMID Cap equity strategies for institutions and individuals. SouthernSun is absolute return oriented, investing with a value approach and long-term perspective through disciplined, bottom-up, fundamental analysis and on-site research (e.g., management interviews, facility visits, inquiries with customers and suppliers). As of September 30, 2022, SouthernSun's estimated assets under management were approximately $869 million. SouthernSun's Allocated Assets are managed by a team of investment professionals led by Michael Cook and Phillip Cook.
Michael Cook is the Chief Executive Officer and Co-Chief Investment Officer at SouthernSun responsible for portfolio management activities for the firm and has nearly 35 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Front Street Capital Management from 1986 to 1988 and was an account executive at Merrill Lynch from 1985 to 1986.
Phillip Cook is the Co-Chief Investment Officer and Principal at SouthernSun. He is responsible for coordination of research and communication within the investment team and is responsible for the research and analysis of existing portfolio companies as well as new ideas. He also provides input on portfolio management and construction. Prior to joining SouthernSun in 2006, Mr. Cook served as Analyst to the Chairman and CEO ofTrivest Partners, a Miami-based private equity firm focused on middle-market LBOs.
Other Fund Services
The Administrator, Sub-Administrator and Custodian
The Adviser serves as administrator of the Fund. State Street, a subsidiary of State Street Corporation, serves as sub-administrator and custodian for the Fund. The Adviser, from its Management Fee, pays State Street a fee for services provided to the Fund as sub-administrator and custodian.
The Transfer Agent and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC is the Fund's transfer agent and dividend disbursing agent (the “Transfer Agent”).
The Distributor
State Street Global Advisors Funds Distributors, LLC serves as the Fund's distributor (“SSGA FD”) pursuant to the Distribution Agreement between SSGA FD and the Trust.
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Additional Information
The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Fund's investment adviser, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Shareholder Information
Determination of Net Asset Value
The Fund determines its NAV per share once each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed. The NAV per share is based on the market value of the investments held in the Fund. The NAV of each class of the Fund's Shares is calculated by dividing the value of the assets of the Fund attributable to that class less the liabilities of the Fund attributable to that class by the number of shares in the class outstanding. As noted in this Prospectus, the Fund may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, and those securities may trade on weekends or other days when the Fund does not price its shares. Consequently, the NAV of the Fund's Shares may change on days when shareholders are not able to purchase or redeem the Fund's Shares. Purchase and redemption orders for Fund Shares are processed, respectively, at the NAV next determined after the Fund accepts a purchase order or receives a redemption request in good form. The Fund values each security or other investment pursuant to guidelines adopted by the Board. The Board has appointed the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Fund's Board, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price the Fund would have received had it sold the investment. To the extent that the Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published NAVs per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
Mutual funds advised by SSGA FM (the “State Street Funds”) and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account in order to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the State Street Funds. If the State Street Funds believe that they have uncovered unlawful activity, the State Street Funds and their service providers may close your account and take any action they deem reasonable or required by law. The State Street Funds reserve the right to reject any purchase order.
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Investing in Fund Shares
Purchasing Shares
This Prospectus is intended for use only by the Plan and Plan participants.
General Electric Retirement Savings Plan Participants
Plan participants should consult the Plan's Supplemental Information document and other materials describing the Plan for information about how to invest in the Fund investment options offered through the Plan. The Fund does not control the contents of the Plan's Supplemental Information document or other materials describing the Plan.
The Plan
The Plan purchases and redeems shares of the Fund for its asset value without any sales or redemption charge.
The Plan may purchase shares directly through the transfer agent by wiring federal funds from a U.S. banking institution to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202-5207
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(name of Fund to be purchased)
(shareholder registration)
(shareholder account number)
Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Requests received in good order will be executed at the NAV next calculated after receipt of investment or transaction instructions. Purchase and redemption orders are executed only on days when the NYSE is open for trading. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.
The Fund may reject any purchase order or exchange request for any reason or no reason and without prior notice.
Trade Dates-Purchases
The trade date for any purchase request received in good order will depend on the day and time the State Street Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each State Street Fund's NAV is calculated only on business days, that is, those days that the NYSE is open for regular trading. Purchase orders are processed at the NAV next determined after the Fund accepts a purchase order.
Refused or Rejected Purchase Requests.
The State Street Funds reserve the right to stop selling Fund Shares or to reject any purchase request at any time and without notice. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect the Fund's operation or performance.
Redeeming Shares
General Electric Retirement Savings Plan Participants
Plan participants should consult the Plan's Supplemental Information document and other materials describing the Plan for information about how to redeem Fund shares offered through the Plan. The Fund does not control the contents of the Plan's Supplemental Information document or other materials describing the Plan.
The Plan
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By Mail:
Send a signed letter to:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
The letter should include information necessary to process your request as described below. The Fund may require a medallion guarantee in certain circumstances. See “Medallion Guarantees” below.
By Overnight:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
By Telephone:
Call (800) 242-0134
The Fund will need the following information to process your redemption request:
•
name(s) of account owners;
•
account number(s);
•
the name of the Fund;
•
your daytime telephone number; and
•
the dollar amount or number of shares being redeemed.
On any day that the Fund calculates its NAV earlier than normal, the Fund reserves the right to adjust the times noted above for purchasing and redeeming shares.
If you choose to redeem shares by sending instructions by regular mail, they will not be deemed received in good order until they are released by the post office and redelivered to the Transfer Agent's physical location at 615 East Michigan Street in Milwaukee, WI 53202. There will be a time lag, which may be one or more days, between regular mail receipt at the post office box and redelivery to such physical location in Milwaukee, and the Fund's NAV may change over those days. You might consider using express rather than regular mail if you believe the time of receipt of your transaction request to be sensitive.
Trade Date-Redemptions
The trade date for any redemption request received in good order will depend on the day and time the Funds receive your request in good order and the manner in which you are redeeming.
Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for regular trading (a business day). If the redemption request is received in good order by the Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day's NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be processed the next business day.
How to Receive Redemption Proceeds
Regardless of the method the Fund uses to make a redemption payment, the Fund typically expects to pay out redemption proceeds on the next business day after a redemption request is received in good order. The State Street Funds reserve the right to pay for redeemed shares within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.
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The transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.
Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The Fund also may pay redemption proceeds using cash obtained through borrowing arrangements (including under the Fund's line of credit, which is shared across all registered funds advised by SSGA FM (other than money market funds)) that may be available from time to time.
The right of any investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed beyond 7 days in accordance with Section 22(e) of the 1940 Act and the rules thereunder, including during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or if an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets. In addition, the SEC may by order permit suspension of redemptions for the protection of shareholders of the Fund.
The Fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders). You may pay transaction costs (including through the realization of taxable gain) to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.
During periods of deteriorating or stressed market conditions, when an increased portion of the Fund's portfolio may be comprised of less liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.
Frequent-Trading Limits
Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the Fund. The Fund does not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders. Excessive Trading into and out of the Fund may harm the Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.
Excessive Trading activity is generally evaluated based on roundtrip transactions in an account. A “roundtrip” transaction is defined generally as a purchase or exchange into the Fund followed, or preceded, by a redemption or exchange out of the same Fund within 30 days. The Fund may, in its discretion, determine to apply a time period other than 30 days in connection with identifying roundtrip transactions. Shareholders with one or more roundtrip transactions may, in the discretion of the Fund, be blocked from making additional purchases or exchanges in the Fund for a period of time. The Fund has discretion to determine that action is not necessary if it determines that a pattern of trading is not abusive or harmful to the Fund in a material way. Fund size and/or transaction size may be considered in evaluating any roundtrip transaction.
The Board ofTrustees has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the Fund reserves the right to reject any exchanges or purchase orders by any shareholder engaging in Excessive Trading activities.
As a means to protect the Fund and its shareholders from Excessive Trading:
•
The Fund's transfer agent compiles, monitors and reports account-level information on omnibus and underlying shareholder/participant activity. Depending on the account type, monitoring will be performed on a daily, monthly, quarterly and/or annual basis;
•
The Fund's distributor has obtained information from each Financial Intermediary holding shares in an omnibus account with the Fund regarding whether the Financial Intermediary has adopted and maintains procedures that are reasonably designed to protect the Fund against harmful short-term trading; and
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•
With respect to the Fund's investments in securities that trade on foreign markets, pursuant to the Fund's fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.
The Fund's distributor has detailed procedures that document the transparency oversight and monitoring processes performed by the Fund's transfer agent.
While the Fund attempts to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The Fund recognizes that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Fund or its shareholders.
The Fund shareholder's right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by Excessive Trading restrictions.
Dividends, Distributions and Tax Considerations
Net investment income dividends and capital gain distributions of the Fund will typically be declared and paid annually. Any investment income and capital gains that have not been distributed by December of each calendar year are generally distributed at such time. Dividends and capital gain distributions made by the Fund to the Plan will be automatically reinvested in Investment Class shares of the Fund at the Fund's NAV. There are no fees or charges to reinvest dividends or distributions.
Taxes
The Fund has elected to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, the Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. The Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. The Fund is currently treated as a “personal holding company” and will potentially need to comply with additional requirements with respect to its distributions to shareholders in order to avoid a fund-level tax under the personal holding company rules. Please see Taxation of the Funds in the SAI for further information.
Since the Plan holds Fund Shares on behalf of Plan participants, no discussion is included herein as to the federal income tax consequences to the Plan or Plan participants. For information concerning the federal tax consequences to Plan participants, consult the Your Benefits Handbook — Retirement Income Benefits (including updates) and any other materials describing Plan tax matters.
Financial Intermediary Arrangements
Payments to Financial Intermediaries
Financial Intermediaries are firms that sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund investors. Financial Intermediaries may include, among others, brokers, financial planners or advisers, banks, retirement plan recordkeepers and insurance companies.
In some cases, a Financial Intermediary may hold its clients' Fund Shares in nominee or street name and may utilize omnibus accounts. Shareholder services provided by a Financial Intermediary may (though they will not necessarily) include, among other things: establishing and maintaining shareholder account registrations; receiving and processing purchase and redemption orders, including aggregated orders and delivering orders to the Fund's transfer agent; processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; and collecting and posting distributions to shareholder accounts.
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The Financial Intermediary is often compensated by SSGA FD or its affiliates for the services it performs and in such cases is typically paid continually over time, during the period when the Financial Intermediary's clients hold investments in the Fund. The amount of continuing compensation paid by SSGA FD or its affiliates to different Financial Intermediaries for distribution and/or shareholder services varies. Any compensation is typically a percentage of the value of the Financial Intermediary's clients' investments in the Fund or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the Financial Intermediary.
If you invest through a Financial Intermediary and meet the eligibility criteria for more than one share class, you should discuss with your Financial Intermediary which share class is appropriate for you. Your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend one share class over another, when you are eligible to invest in more than one share class. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Fund or its affiliates with respect to the different share classes offered by the Fund.
SSGA FD and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide other compensation to Financial Intermediaries in connection with sales of the Fund's shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to Financial Intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other Financial Intermediary-sponsored special events. In some instances, this compensation may be made available only to certain Financial Intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc.
If payments to Financial Intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by SSGA FD and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your Financial Intermediary at the time of purchase.
Third-Party Transactions. The Fund has authorized certain Financial Intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. Orders received for the Fund by a Financial Intermediary that has been authorized to accept orders on the Fund's behalf (or other Financial Intermediaries designated by the Financial Intermediary) will be deemed accepted by the Fund at the time they are received by the Financial Intermediary and will be priced based on the Fund's next NAV determination as long as the Financial Intermediary transmits the order in good form and in a timely manner to the Fund. The Financial Intermediary is responsible for transmitting your orders and associated funds in good form and in a timely manner to the Fund. The Fund will not be responsible for delays by the Financial Intermediary in transmitting your orders, including timely transfer of payment, to the Fund.
If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by a Financial Intermediary, you may be required by the Financial Intermediary to pay additional fees. You should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.
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Financial Highlights
The financial highlight table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects the performance results for a single Fund Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with the Fund's financial highlights and financial statements, is included in the annual report to shareholders, which is available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of the Fund's financial statements and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI.
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State Street Institutional Small-Cap Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Inception date					8/3/98
Net asset value, beginning of period	$22.15	$15.55	$17.04	$21.94	$20.79
Income/(loss) from investment operations:
Net investment income	0.05(a)	0.02(a)	0.05(a)	0.06(a)	0.03(a)
Net realized and unrealized gains/(losses) on investments	(3.38)(a)	7.19(a)	(0.45)(a)	(2.06)(a)	2.95(a)
Total income/(loss) from investment operations	(3.33)	7.21	(0.40)	(2.00)	2.98
Less distributions from:
Net investment income	0.03	0.04	0.07	0.04	0.04
Net realized gains	3.30	0.57	1.02	2.86	1.79
Total distributions	3.33	0.61	1.09	2.90	1.83
Net asset value, end of period	$15.49	$22.15	$15.55	$17.04	$21.94
Total Return(b)	(18.14)%	46.98%	(3.03)%	(6.21)%	15.47%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$945,933	$1,308,410	$973,165	$1,255,899	$1,528,575
Ratios to average net assets:
Net expenses	0.79%	0.88%	0.89%	0.88%	0.88%
Gross expenses	0.88%	0.88%	0.89%	0.88%	0.88%
Net investment income	0.27%	0.10%	0.33%	0.37%	0.14%
Portfolio turnover rate	30%	42%	31%	29%	38%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
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For more information about the Fund:
The Fund's SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments is available in the Fund's most recent annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI is available, without charge, upon request. The Fund's annual and semi-annual reports are available, without charge, upon request.
You may visit the Fund's Internet Website (http://www.ssga.com) or the SEC's Internet Website (http://www.sec.gov) to view the annual/semi-annual reports, the SAI and other information about the State Street Institutional Funds. Also, you can obtain copies of this information, after paying a duplication fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov.
State Street Institutional Funds
You may obtain a free copy of the SAI or the Fund's annual/semi-annual report, request other information about the Fund and make shareholder inquiries by contacting:
State Street Global Advisors Funds Distributors, LLC
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone 1-800-242-0134
Website http://www.ssga.com
SSF-INSTPRO-RSP-1 (01/23)Investment Company Act file number: 811-08257

STATE STREET INSTITUTIONAL FUNDS
(the “Trust”)
One Iron Street
Boston, Massachusetts 02210
STATEMENT OF ADDITIONAL INFORMATION
January 31, 2023
Fund	TICKER
STATE INSTITUTIONAL PREMIER GROWTH EQUITY FUND
Investment Class	(SSPGX)
Service Class	(SSPSX)
STATE INSTITUTIONAL SMALL-CAP EQUITY FUND
Investment Class	(SIVIX)
Service Class	(SSQSX)
STATE INSTITUTIONAL U.S. EQUITY FUND
Investment Class	(SUSIX)
Service Class	(SUSSX)
This Statement of Additional Information (“SAI”) relates to the statutory prospectus of State Street Institutional Funds (the “Trust”) dated January 31, 2023, as may be revised and/or supplemented from time to time thereafter for each of the Funds listed above (the “Prospectus”). This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing each series of the Trust listed above (each, a “Fund” and collectively, the “Funds”) may be obtained without charge by calling the Trust (toll-free) at 1-800-242-0134.
The Trust's financial statements for the fiscal year ended September 30, 2022, and the Independent Registered Public Accounting Firm's Report thereon, are incorporated herein by reference to the Trust's Annual Report dated September 30, 2022. The Annual Report may be obtained without charge by calling the Trust at the toll free telephone number listed above.
Information regarding the status of shareholder accounts may be obtained by calling the Trust at the toll-free telephone number listed above or by writing to the Trust at c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701. If you have invested through an Authorized Firm, you should call that firm for information on the status of your account. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

General
The Trust was organized as an unincorporated business trust under the laws of Delaware on May 23, 1997. The Trust is an open-end management investment company. The Trust includes the following diversified series:
•State Street Institutional Small-Cap Equity Fund (the “Small-Cap Equity Fund”); and
•State Street Institutional U.S. Equity Fund (the “U.S. Equity Fund”).
The Trust includes the following non-diversified series:
•State Street Institutional Premier Growth Equity Fund (the “Premier Growth Equity Fund”).
The Premier Growth Equity Fund, the Small-Cap Equity Fund and the U.S. Equity Fund are referred to in this SAI as the “Funds,” and each Fund may be referred to in context as the “Fund.”
On November 30, 2016, the name of the Trust was changed from “GE Institutional Funds” to “State Street Institutional Funds” in connection with the appointment of SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) as investment adviser to the Funds. Additionally, on November 30, 2016, each Fund changed its respective name as follows:
Old Name	New Name
GE Institutional Premier Growth Equity Fund GE Institutional Small-Cap Equity Fund GE Institutional U.S. Equity Fund	State Street Institutional Premier Growth Equity Fund State Street Institutional Small-Cap Equity Fund State Street Institutional U.S. Equity Fund
Description of the Funds and Their Investments and Risks
Each Fund's Prospectus contains information about the investment objective and policies of that Fund. This SAI should only be read in conjunction with the Prospectus of the Fund or Funds in which you intend to invest.
The investment objective or objectives of a Fund are fundamental and cannot be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of that Fund. Certain investment restrictions also are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, as well as the investment policies, of each Fund are not fundamental and may be changed by the Trust's Board of Trustees (the “Board”) without shareholder approval.
There can be no assurance that any Fund will achieve its investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the portfolio managers to make changes in the composition of a Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds. The different types of securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline in the value of the securities. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rises and falls inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign securities.
Premier Growth Equity Fund
The investment objectives of the Premier Growth Equity Fund are long-term growth of capital and future income. The Fund seeks to achieve its objectives by investing at least 80% (measured at the time of investment) of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large and medium sized companies (meaning companies with market capitalizations of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.
Small-Cap Equity Fund
The investment objective of the Small-Cap Equity Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing at least 80% (measured at the time of initial investment) of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund defines a small-cap company as one with a market capitalization that, at the time of initial investment, falls between (a) the market capitalization of the smallest company in the Russell 2000® Index and (b) either the larger of the market capitalization of the largest company in the Russell 2000® Index or $3.0 billion. The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles. The portfolio management team of the Fund's investment adviser, SSGA FM, will allocate the Fund's assets among the sub-advisers to maintain exposure to a combination of investment styles, but may have larger allocations to certain sub-advisers based on its assessment of the potential for better performance or to address capacity constraints of a particular sub-adviser, among other reasons. As a result, this orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.
U.S. Equity Fund
The investment objective of the U.S. Equity Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing at least 80% (measured at the time of investment) of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks. The Fund considers a U.S. company to be a company that generates at least 50% of its revenues or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S., or has the principal trading market for its securities in the U.S.
* * *
Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks associated with those investments, policies and strategies is provided below. Unless otherwise indicated, all Funds are permitted to engage in the following investment strategies or techniques. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.
The following tables summarize the investment techniques that may be employed by the Funds. Certain techniques and limitations may be changed at the discretion of SSGA FM and in some cases subject to the approval by the Board. Unless otherwise noted, percentage figures refer to the percentage of a Fund's total assets (including any borrowings) that may be invested in accordance with the indicated techniques.
	Borrowing Limit	When- Issued and Delayed Delivery Securities	Repurchase Agreements	Reverse Repurchase Agreements	Restricted Securities and Illiquid Investments	Structured and Indexed Securities	Options	Securities Index Options
Premier Growth Equity Fund	33 1∕3%	Yes	Yes	Yes	Yes	No	Yes	Yes
Small-Cap Equity Fund	33 1∕3%	Yes	Yes	Yes	Yes	No	Yes	Yes
U.S. Equity Fund	33 1∕3%	Yes	Yes	Yes	Yes	No	Yes	Yes

	Futures Contracts and Options on Futures Contracts	Forward Contracts	Interest- Only Swaps, Interest Rate Swaps, Index Swaps and Credit Default Swaps	Options on Foreign Currencies	Maximum Investment in Debt Securities	Maximum Investment in Below- Investment Grade Debt Securities (High Yield Securities)	Maximum Investment in Foreign Securities
Premier Growth Equity Fund	Yes	Yes	No	Yes	20%[1]	5%	25%[2]
Small-Cap Equity Fund	Yes	Yes	No	No	20%[1]	10%	10%[2]
U.S. Equity Fund	Yes	Yes	No	Yes	20%[1]	5%	15%[2]
1
This percentage figure refers to the percentage of the applicable Fund's net assets (plus any borrowings for investment purposes).

2
This limitation excludes: American Depositary Receipts (“ADRs”); securities of a foreign issuer with a class of securities registered with the U.S. Securities and Exchange Commission (the “SEC”) and listed on a U.S. national securities exchange; and dollar-denominated securities publicly offered in the U.S. by a foreign issuer. For the U.S. Equity Fund only, the percentage figure refers to the percentage of the Fund's net assets (plus any borrowings for investment purposes).
	Lending of Fund Securities	Rule 144A Securities	Debt Obligations of Supranational Agencies	Depositary Receipts	Securities of Other Investment Funds	Floating and Variable Rate Instruments	Zero Coupon Obligations	Municipal Lease
Premier Growth Equity Fund	Yes	Yes	Yes	Yes	Yes	No3	No	No
Small-Cap Equity Fund	Yes	Yes	Yes	Yes	Yes	No3	No	No
U.S. Equity Fund	Yes	Yes	Yes	Yes	Yes	No3	No	No
3
This limitation excludes commercial paper and notes with variable and floating rates of interest.

	Participation Interests in Municipal Obligations	Municipal Obligation Components	Custodial Receipts on Municipal Obligations	Mortgage Related Securities, including Collateralized Mortgage Obligations (“CMOs”)	Government Stripped Mortgage Related Securities	Asset- Backed Securities and Receivable- Backed Securities	Mortgage Dollar Rolls	Short Sales Against the Box	Warrants
Premier Growth Equity Fund	No	No	No	No	No	No	No	Yes	Yes
Small-Cap Equity Fund	No	No	No	No	No	No	No	Yes	Yes
U.S. Equity Fund	No	No	No	No	No	No	No	Yes	Yes
Additional Investments and Risks
To the extent consistent with its investment objective and restrictions (as indicated in the charts above), each Fund may invest in the following instruments and use the following techniques, and is subject to the following additional risks.
Bonds
Each Fund may invest a portion of their assets in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date; provided, however, a zero coupon bond pays no interest to its holder during its life. The value of a zero coupon bond to a Fund consists of the difference between such bond's face value at the time of maturity and the price for which it was acquired, which may be an amount significantly less than its face value (sometimes referred to as a “deep discount” price).
An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the “real” value of the assets of a Fund holding fixed rate bonds can decline, as can the value of the Fund's distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral). The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.
Bank Obligations
Domestic commercial banks organized under federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.
Cash Reserves
Each Fund may hold portions of its assets in cash or short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody's Investor Services, Inc. (“Moody's”) or AA or higher by S&P Global Ratings (“S&P”) or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.
Cleared Derivatives Transactions
Transactions in some types of swaps are required to be centrally cleared by applicable rules and regulations and a Fund may also voluntarily centrally clear other transactions that are available for clearing. In a cleared derivatives transaction, a Fund's counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because the Funds are not members of a clearing house, and only members of a clearing house can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. Centrally cleared derivative arrangements may be less favorable to a Fund than bilateral (non-cleared) arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. A Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on a Fund's behalf. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between a Fund and clearing members is drafted by the clearing members and generally is less favorable to a Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund's clearing member. Also, such documentation typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent.
Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. With respect to a centrally cleared transaction, a party is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to centrally cleared derivatives is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member's proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account (which can be invested in instruments permitted under the regulations). Therefore, a Fund might not be fully protected in the event of the bankruptcy of the Fund's clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers, with a claim against the clearing member for any deficiency. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amount is generally held in an omnibus account at the clearing house for all customers of the clearing member.

Regulations promulgated by the Commodity Futures Trading Commission (the “CFTC”) require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Fund's initial margin, the Fund is subject to the risk that a clearing house will use the assets attributable to it in the clearing house's omnibus account to satisfy payment obligations a defaulting customer of the clearing member has to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund's cleared derivatives positions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.
Swap Execution Facilities
Certain derivatives contracts are required to be executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as a Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if a Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. A Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund's behalf, against any losses or costs that may be incurred as a result of the Fund's transactions on the SEF. In addition, a Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund's behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.
Risks Associated with Derivatives Regulation
The U.S. government has enacted and is continuing to implement legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (the “EU”), the United Kingdom (the “U.K.”) and some other countries have also adopted and are continuing to implement similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country's derivatives regulations. Such rules and other new rules and regulations could, among other things, restrict a Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. While the rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.
For example, in the event of a counterparty's (or its affiliate's) insolvency, a Fund's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU, the U.K. and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU and the U.K., the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
The SEC has adopted new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. The new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC's Release 10666 and ensuing staff guidance. The rule also requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule.
Additionally, U.S. regulators, the EU, the U.K. and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. It is expected that these regulations will have a material impact on a Fund's use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between a Fund and its counterparties and may increase the amount of margin a Fund is required to provide. They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.
These and other regulations are relatively new and evolving, so their full impact on the Funds and the financial system are not yet known.
Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and Other Collateralized Debt Obligations (“CDOs”).
Certain Funds may invest in CBOs, CLOs and other CDOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.
Commodities
General. Certain Funds may invest in commodities. There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Funds. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund's investments to greater volatility than other investments. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.

A Fund's ability to invest in commodity-linked investments may be limited by the Fund's intention to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) and could bear on the ability of a Fund to so qualify. See “Taxation of the Funds” below.
Commodity-Linked Investments. Certain Funds may invest in commodity-linked investments. The Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through commodity-linked derivative securities, such as structured notes, discussed below, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, a Fund's investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund's investments are expected to exhibit low or negative correlation with stocks and bonds.
Because commodity-linked investments are available from a relatively small number of issuers, a Fund's investments will be particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of the Fund's commodity-linked and other derivative investments) will not fulfill its contractual obligations.
A Fund's ability to invest in commodity-linked investments may be limited by the Fund's intention to qualify as a RIC and could bear on the ability of a Fund to so qualify. See “Taxation of the Funds” below.
Credit Default Swaps and Total Return Swaps
Certain Funds may enter into credit default swaps or total return swaps to gain market exposure, manage liquidity, increase total returns or for hedging purposes. Credit default swaps and total return swaps are typically governed by the standard terms and conditions of an ISDA Master Agreement.
A credit default swap involves a protection buyer and a protection seller. The Funds may be either a protection buyer or seller. The protection buyer in a credit default swap makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Funds may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated interest rate (e.g., the London Interbank Offered Rate (“LIBOR”)) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

In both credit default swaps and total return swaps, the same general risks inherent to derivative transactions are present; however, the use of credit default swaps and total return swaps can involve greater risks than if the Funds had invested in the reference obligation directly since, in addition to general market risks, credit default swaps and total return swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds will enter into credit default swap or a total return swap only with counterparties that the Adviser determines to meet certain standards of creditworthiness. In a credit default swap, a buyer generally also will lose its premium and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with the ownership of stocks, bonds, and other traditional investments. The use of a swap agreement requires an understanding not only of the referenced obligation, reference rate, or index, but also of the swap agreement itself. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.
Custodial Risk
There are risks involved in dealing with the custodians or brokers who hold a Fund's investments or settle a Fund's trades. It is possible that, in the event of the insolvency or bankruptcy of a custodian or broker, a Fund would be delayed or prevented from recovering its assets from the custodian or broker, or its estate, and may have only a general unsecured claim against the custodian or broker for those assets. In recent insolvencies of brokers or other financial institutions, the ability of certain customers to recover their assets from the insolvent's estate has been delayed, limited, or prevented, often unpredictably, and there is no assurance that any assets held by a Fund with a custodian or broker will be readily recoverable by the Fund. In addition, there may be limited recourse against non-U.S. sub-custodians in those situations in which a Fund invests in markets where custodial and/or settlement systems and regulations are not fully developed, including emerging markets, and the assets of the Fund have been entrusted to such sub-custodians. SSGA FM or an affiliate may serve as the custodian of the Funds.
Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“YCDs”)
Certain Funds may invest in ECDs, ETDs and YCDs. ECDs and ETDs are U.S. dollar denominated certificates of deposit and time deposits, respectively, issued by non-U.S. branches of domestic banks and non-U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of non-U.S. banks.
Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or non-U.S. branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. Obligations of non-U.S. issuers also involve risks such as future unfavorable political and economic developments, withholding or other taxes, seizures of non-U.S. deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment.
Foreign Currency Transactions and Foreign Currency Derivatives
Certain Funds may enter into a variety of different foreign currency transactions, including, by way of example, currency forward transactions, spot transactions, futures and forward contracts, swaps, or options. Most of these transactions are entered into “over the counter,” and a Fund assumes the risk that the counterparty may be unable or unwilling to perform its obligations, in addition to the risk of unfavorable or unanticipated changes in the values of the currencies underlying the transactions. Certain types of over-the-counter currency transactions may be uncollateralized, and a Fund may not be able to recover all or any of the assets owed to it under such transactions if its counterparty should default. In some markets or in respect of certain currencies, a Fund may be required, or agree, in SSGA FM's discretion, to enter into foreign currency transactions via the custodian's relevant sub-custodian. SSGA FM may be subject to a conflict of interest in agreeing to any such arrangements on behalf of a Fund. Such transactions executed directly with the sub-custodian are executed at a rate determined solely by such sub-custodian. Accordingly, a Fund may not receive the best pricing of such currency transactions. Regulatory changes in a number of jurisdictions may require that certain currency transactions be subject to central clearing, or be subject to new or increased collateral requirements. These changes could increase the costs of currency transactions to a Fund and may make certain transactions unavailable; they may also increase the credit risk of such transactions to a Fund.
Foreign Securities
Certain Funds are permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, each Fund intends to construe geographic terms such as “foreign,” “non-U.S.” “European,” “Latin American,” and “Asian,” in the manner that affords to the Fund the greatest flexibility in seeking to achieve its investment objective(s). Specifically, in circumstances where the investment objective and/or strategy is to invest at least some percentage of the Fund's assets in foreign securities, etc., the Funds will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i)
The issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or
(ii)
The securities are traded principally in the country or region suggested by the Relevant Language; or
(iii)
The issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.
Certain Funds may intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, the Funds intend to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).
Investments in foreign securities involve special risks and considerations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, and such practices and standards may vary significantly from country to country. There may be less publicly available information about a foreign company than about a domestic company. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or other taxes (in each case, which taxes could potentially be confiscatory), higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
Forward Commitments
Certain Funds may invest in forward commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.
Futures Contracts and Options on Futures
Certain Funds may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.
Futures Contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States only on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.
Although many futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). Upon entering into a futures contract, a Fund is required to deposit initial margin with the futures broker. The initial margin serves as a “good faith” deposit that a Fund will honor its potential future commitments. Subsequent payments (called “variation margin” or “maintenance margin”) to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited. Futures contracts also involve brokerage costs.
Registration under the Commodity Exchange Act. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Funds, under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. As a result, the Funds, are limited in their ability to trade instruments subject to the CFTC's jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).
Under this exclusion, a Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund's positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund's portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund's portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Options on futures contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.
A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.
Risks of transactions in futures contracts and related options. Successful use of futures contracts by a Fund is subject to the Adviser's ability to predict movements in various factors affecting financial markets. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.
The use of options and futures strategies involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast interest rates and market movements correctly.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.
To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would likely continue to be exercisable in accordance with their terms.
U.S. Treasury security futures contracts and options. Some U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price; others may be settled in cash. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.
There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.
Government Mortgage-Related Securities
The Government National Mortgage Association (“GNMA” or “Ginnie Mae”) is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-related securities. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable privately issued mortgage-related securities. Therefore, the effective maturity and market value of a Fund's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.
Residential mortgage loans are also pooled by the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), a corporate instrumentality of the U.S. Government. The mortgage loans in FHLMC's portfolio are not government backed; FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC securities. FHLMC also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.
The Federal National Mortgage Association (“FNMA” or “Fannie Mae”) is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.
High Yield Securities
Certain Funds may invest a portion of their assets in high yield debt securities (commonly known as “junk” bonds). Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, but can also be issued by governments. Such issuers are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.
Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual issuer developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by a Fund.
The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value (“NAV”) per share of a Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. However, an Index seeks to include primarily high yield securities that the Index provider believes have greater liquidity than the broader high yield securities market as a whole.
The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.
Illiquid Securities
Certain Funds may invest in illiquid securities. Each Fund will invest no more than 15% of its net assets in illiquid securities, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.
The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Funds to establish a liquidity risk management program (the “LRMP”). The Trustees, including a majority of the Independent Trustees (as defined below), have designated the Adviser to administer the Funds' LRMP. Under the LRMP, the Adviser assesses, manages, and periodically reviews the Funds' liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors' interests in the Funds. The liquidity of the Funds' portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Funds can expect to be exposed to greater liquidity risk. The Liquidity Rule's impact on a Fund, and on the open-end fund industry in general, is not yet fully known, but the rule could affect a Fund's performance and its ability to achieve its investment objectives. While the LRMP attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund's investments.
Infrastructure-Related Companies Risk
Infrastructure-related companies include companies that primarily own, manage, develop and/or operate infrastructure assets, including transportation, utility, energy and/or telecommunications assets. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, insurance costs, costs associated with environmental and other regulations, the effects of an economic slowdown, surplus capacity or technological obsolescence, industry competition, labor relations, rate caps or rate changes, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies, natural disasters, terrorist attacks and other factors. Certain infrastructure-related entities, particularly telecommunications and utilities companies, are subject to extensive regulation by various governmental authorities. The costs of complying with governmental regulations, delays or failures to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect infrastructure-related companies. Infrastructure-related companies may also be affected by service interruption and/or legal challenges due to environmental, operational or other conditions or events, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in non-U.S. markets, resulting in work stoppage, delays and cost overruns. Other risks associated with infrastructure-related companies include uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

Investment Grade Bonds
Each Fund may invest in corporate notes and bonds that are rated investment-grade by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are of comparable quality to the rated securities described above, as determined by the Adviser, in accordance with procedures established by the Board. Investment-grade securities include securities rated Baa or higher by Moody's or BBB- or higher by S&P (and securities of comparable quality); securities rated Baa by Moody's or BBB by S&P may have speculative characteristics.
Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.
Ratings as Investment Criteria
The ratings of NSROs, such as S&P or Moody's, represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the portfolio managers as initial criteria for the selection of portfolio securities on behalf of the Funds, the portfolio managers also rely upon their own analysis to evaluate potential investments.
Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, the portfolio managers will consider the event in their determination of whether the Fund should continue to hold the securities. To the extent that an NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.
Lending of Fund Securities
Each Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed 40% of the value of its net assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities, and may involve expenses to a Fund. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower typically will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain high quality short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. A Fund could lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. Certain non-cash collateral or investments made with cash collateral may have a greater risk of loss than other non-cash collateral or investments.
A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents to be approved by the Board who would administer the lending program for the Funds in accordance with guidelines to be approved by the Board. In such capacity, the lending agent would provide the following services to the Funds in connection with the Funds' securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of a Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting servicing; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral (or the proceeds of its liquidation) or in recovering the loaned securities. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. Although a securities lending agent may agree to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund's securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price with guaranteed delivery provisions.
The Funds do not currently lend their portfolio securities.
Market Disruption and Geopolitical Risk
The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, epidemics or pandemics and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the Euro and the Economic and Monetary Union of the EU (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's investments. On January 31, 2020, the United Kingdom (“UK”) formally withdrew from the European Union (“EU”) (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences associated with the exit, including whether the U.K.'s exit will increase the likelihood of other countries also departing the EU. Brexit may have a significant impact on the U.K., Europe, and global economies, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the U.K., Europe and globally, which may adversely affect the value of the Funds' investments.
Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of LIBOR) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of a Fund.
Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021.
The transition away from and elimination of LIBOR may adversely affect the interest rates on, and value of, certain investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar

LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds.
The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Recent political activity in the U.S. has increased the risk that the U.S. could default on some or any of its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds' investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. To the extent a Fund has focused its investments in the stock market index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.
Market Turbulence Resulting from COVID-19
An outbreak of a respiratory disease caused by a novel coronavirus first detected in China in December 2019 has spread globally. In an organized attempt to contain and mitigate the effects of the spread of the coronavirus known as COVID-19, governments and businesses world-wide have taken aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. The continuing effects of COVID-19 may likely affect certain sectors and industries more dramatically than others, which may adversely affect the value of a Fund's investments in those sectors or industries. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time.
Mortgage-Backed Security Rolls
Certain Funds may enter into “forward roll” transactions with respect to mortgage-related securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, a Fund will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will typically bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. A Fund that engages in a forward roll transaction forgoes principal and interest paid on the securities sold during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period. A forward roll transaction may create investment leverage. A Fund is subject to the risk that the value of securities to be purchased pursuant to a forward roll transaction will decline over the roll period, and that the Fund's counterparty may be unwilling or unable to perform its obligations to the Fund.
Mortgage-Related Securities
Certain Funds may invest in mortgage-related securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. Mortgage-related securities may be issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as GNMA, FNMA and FHLMC or (ii) other issuers, including private companies.

Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.
Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will typically result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.
Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to its terms. However, monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.
Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.
Municipal and Municipal-Related Securities
Municipal securities may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.
A Fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund's ability to acquire and dispose of municipal securities at desirable yield and price levels.
Custodial Receipts. Certain Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon obligations described above. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced as a result of any additional taxes paid as a result of such treatment.
Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by U.S. Government securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. The Trust intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio.
Options
Certain Funds may purchase and sell put and call options to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund's use of put and call options will achieve its desired objective, and a Fund's use of options may result in losses to the Fund.
Covered call options. Certain Funds may write (i.e., sell) covered call options to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by a Fund.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities through immediate conversion of securities. A Fund may write covered call options or uncovered call options.
A Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.
In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. A Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, a Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, a Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.
Uncovered call options. Writing uncovered call options may enable a Fund to realize income without committing capital to the ownership of the underlying securities or instruments, however writing uncovered calls are riskier than writing covered calls because there is no underlying security held by a Fund that can act as a partial hedge. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result of writing a call option without holding the underlying the securities, if the call option were exercised, a Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund's exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase. Uncovered calls have speculative characteristics.
Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option may be “covered” if the writer earmarks or otherwise segregates liquid assets equal to the price to be paid if the option is exercised minus margin on deposit.
By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.
A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.
Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because a Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.
A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.
A Fund may also purchase put and call options to attempt to enhance its current return.
Options on foreign securities. A Fund may purchase and sell options on foreign securities if the Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.
Options on securities indices. A Fund may write or purchase options on securities indices. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, if the Fund uses an option for hedging purposes, it bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.
Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.
Risks involved in the use of options. The successful use of a Fund's options strategies depends on the ability of the Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price was to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price was to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price. When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.
The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Over-the-counter (“OTC”) options purchased by a Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund's ability to invest in illiquid securities.
Other Asset-Backed Securities
In addition to the mortgage related securities discussed above, certain Funds may invest in asset-backed securities that are not mortgage-related. Asset-backed securities other than mortgage-related securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are typically similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity, or by priority to certain of the borrower's other securities. The degree of credit-enhancement, if any, varies, applying only until exhausted and generally covering only a fraction of the security's par value.
The value of such asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments, or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the duration of asset-backed securities and may lower their return, in generally the same manner as described above for prepayments of pools of mortgage loans underlying mortgage-related securities.
Private Placements and Restricted Securities
The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Market quotations for such securities are generally less readily available than for publicly traded securities. The absence of a trading market can make it difficult to ascertain a market value for such securities for purposes of computing the Fund's NAV, and the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities. Disposing of such securities, which may be illiquid investments, can involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration.
A Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Pre-Refunded Municipal Securities
The interest and principal payments on pre-refunded municipal securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government securities. These payments have been “pre-refunded” using the escrow fund.
Purchase of Other Investment Company Shares
Certain Funds may, to the extent permitted under the 1940 Act and the rules thereunder, invest in shares of other investment companies, which include funds managed by SSGA FM, which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to those of the Funds. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions, or as long-term investments.
Exchange Traded Funds and Other Index-Related Securities. Certain Funds may invest in exchange-traded funds (“ETFs”), which are generally baskets of securities generally designed to track an index or a foreign market, such as Standard & Poor's Depositary Receipts. These securities are generally considered to be investment companies for purposes of each Fund's investment limitations. Investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the NAV of the shares, an active trading market may not develop for the ETF's shares and the listing exchange may halt trading of the ETF's shares. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. The Funds may invest in ETFs advised by SSGA FM, the investment adviser to the Funds.
Real Estate Investment Trusts (“REITs”)
Each Fund may invest in REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, a Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, if applicable, Equity and Mortgage REITs could possibly fail to qualify for the favorable tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements
The Funds may enter into repurchase agreements with banks, other financial institutions, such as broker-dealers, and other institutional counterparties. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time. A Fund will limit repurchase transactions to those member banks of the Federal Reserve System, broker-dealers and other financial institutions whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.
Reverse Repurchase Agreements
The Funds may enter into reverse repurchase agreements, which are a form of borrowing. Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. Each Fund retains the right to receive interest and principal payments from the securities. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, a Fund may be delayed or prevented from recovering the security that it sold.
Russia Sanctions Risk
Sanctions threatened or imposed by a number of jurisdictions, including the United States, the EU and the U.K., and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country's credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or a Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on a Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if a Fund does not have direct exposure to securities of Russian issuers. As a collective result of the imposition of sanctions, Russian government countermeasures and the impact that they have had on the trading markets for Russian securities, certain Funds have used, and may in the future use, fair valuation procedures approved by the Fund's Board to value certain Russian securities, which could result in such securities being deemed to have a zero value.
Short Sales Against the Box
Each Fund may sell securities “short against the box.” Whereas a short sale is the sale of a security a Fund does not own, a short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Swap transactions, futures contracts and other derivative-type instruments that reflect the equivalent of a short sale or a short position are not considered to be a short sale or short position for this purpose or for purposes of determining whether a short sale or position is considered to be “against the box.”
Special Risk Considerations of Investing in China
Certain Funds may invest in securities of Chinese issuers. Investing in securities of Chinese issuers, including by investing in A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and U.S. or foreign government interventions or restrictions with respect to Chinese issuers, which could preclude the Fund from making certain investments or result in the Fund selling investments at disadvantageous times and which may also cause reduced liquidity and increased price volatility in such investments, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) potentially higher rates of inflation, (viii) the unavailability of consistently-reliable economic data, (ix) the relatively small size and absence of operating history of many Chinese companies, (x) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, (xi) greater political, economic, social, legal and tax-related uncertainty, (xii) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xiii) higher dependence on exports and international trade, (xiv) the risk of increased trade tariffs, sanctions, embargoes and other trade limitations, (xv) restrictions on foreign ownership, and (xvi) custody risks associated with investing through programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
In addition, unexpected political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has recently imposed tariffs on the other country's products. Some U.S. politicians have recently sought to limit certain U.S. investors from investing in Chinese companies. In January 2020, the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. Events such as these and their impact on the Funds are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Special Risk Considerations of Investing in Japan
The growth of Japan's economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese economy faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan's labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan's economic competitiveness. Natural disasters, such as earthquakes, volcanoes, typhoons or tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy.
Supranational Agencies
Each Fund may invest in debt obligations of supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank), which was chartered to finance development projects in developing member countries; the EU, which is a twenty-eight-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not supported, directly or indirectly, by the U.S. Government.

Total Return Swaps, Equity Swaps and Interest Rate Swaps
Certain Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. A Fund's return on a swap will depend on the ability of its counterparty to perform its obligations under the swap. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines.
The Funds may enter into interest rate swap transactions with respect to any security they are entitled to hold. Interest rate swaps involve the exchange by a Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds generally intend to use these transactions as a hedge and not as a speculative investment. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Funds. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of a Fund, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.
Treasury Inflation-Protected Securities
Certain Funds may invest in Treasury Inflation-Protection Securities (“TIPS”), a type of inflation-indexed Treasury security. TIPS typically provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers (“CPI-U”).
Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.
TIPS also provide for an additional payment (a “minimum guarantee payment”) at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.
U.S. Government Securities
Certain Funds may purchase U.S. Government securities. The types of U.S. Government obligations in which the Funds may at times invest include: (1) U.S. Treasury obligations and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to U.S. Government securities it is not obligated to support.
U.S. Registered Securities of Non-U.S. Issuers
Certain Funds may purchase publicly traded common stocks of non-U.S. corporations.
Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or taxation (which could potentially be confiscatory), adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
A Fund's investment in common stock of non-U.S. corporations may also be in the form of ADRs, Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a non-U.S. corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Variable Amount Master Demand Notes
Certain Funds may invest in variable amount master demand notes which are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.
Variable and Floating Rate Securities
Certain Funds may invest in variable and floating rate securities. In general, variable rate securities are instruments issued or guaranteed by entities such as (1) U.S. Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, widely recognized market rates, which are typically set once a day. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Variable rate obligations will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
Warrants
A warrant is a security giving its holder the right to purchase shares of the issuer of the warrant at a specified price and future date. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. An investment by a Fund in warrants valued at the lower of cost or market may not exceed 5% of the value of that Fund's net assets. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.
When-Issued, Delayed Delivery and Forward Commitment Transactions
To secure an advantageous price or yield, certain Funds may purchase securities on a when-issued, delayed delivery, to-be-announced (“TBA”) or forward commitment basis and may sell securities on a forward commitment or delayed delivery basis. A Fund will enter into when-issued, delayed delivery, TBA or forward commitment transactions for the purpose of acquiring securities and not for the purpose of leverage.

When purchasing a security on a when-issued, delayed delivery, TBA or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. In general, a Fund does not pay for the securities until received and does not start earning interest or other income until the contractual settlement date. A Fund may take delivery of the securities or it may sell the securities before the settlement date.
At the time of delivery of the securities, the value may be more or less than the purchase or sale price. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, TBA or forward commitment purchases are outstanding, the purchases may result in a form of leverage and give rise to increased volatility of the Fund's NAV. Default by, or bankruptcy of, a counterparty to a when-issued, delayed delivery, TBA or forward commitment transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Purchases of when-issued, delayed delivery, TBA or forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.
A TBA transaction involves a commitment to purchase securities sold for a fixed price where the underlying securities are announced at a future date. The seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. For this reason, in a TBA transaction, a Fund commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions. The purchaser in a TBA transaction generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser.
Certain Funds may also enter into a forward commitment to sell securities it owns. The use of forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. In a forward sale, a Fund does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined. Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts.
Rule amendments proposed by the Financial Industry Regulatory Authority, Inc. (“FINRA”) may impose mandatory margin requirements for “Covered Agency Transactions,” which include TBA Transactions, certain transactions in pass-through mortgage-backed securities or small-business administration-backed asset-backed securities and transactions in collateralized mortgage obligations, in each case where such transactions have delayed contractual settlement dates of a specified period. There are limited exceptions to these margin requirements. Covered Agency Transactions historically have not been required to be collateralized. The collateralization of Covered Agency Transactions is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of such transactions and impose added operational complexity.
Zero Coupon Securities
Certain Funds may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of the comparable securities that pay interest periodically during the life of the instrument. In the case of any zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance that are treated as issued originally at a discount, a Fund will be required to accrue original issue discount (“OID”) for U.S. federal income tax purposes and the Fund may as a result be required to pay out as an income distribution an amount which is greater than the total amount of cash interest the Fund actually received. To generate sufficient cash to make the requisite distributions to maintain its qualification for treatment as a RIC under the Code, a Fund may be required to sell investments, including at a time when it may not be advantageous to do so.
Privately-issued stripped securities are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.

Investment Restrictions
Each Fund is subject to fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund affected by the change.
Investment Restrictions for All Funds (Except as Otherwise Noted):
The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 8 below have been adopted as fundamental policies.
1.
No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.
2.
No Fund may lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.
3.
Each Fund, other than the Premier Growth Equity Fund, shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) U.S. Government securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund's total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.
4.
No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry. For purposes of this restriction, supranational organizations are collectively considered to be members of a single “industry.”
5.
No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.
6.
Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.
7.
A Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.
8.
No Fund may issue senior securities except as otherwise permitted by its fundamental policy on borrowing or by applicable law.
Notes to Investment Restrictions
Unless otherwise indicated, all percentage limitations applicable to Fund investments (as stated in the investment restrictions listed above and elsewhere in this SAI or in the Prospectus) apply only at the time of purchases of securities, and any subsequent increase or decrease in percentage resulting from a change in value of portfolio securities or from a change in a Fund's net assets, or in any ratings, will not be deemed to result in a violation of the Fund's policies or restrictions.
For purposes of investment restriction 4, the Trust may use the industry classifications reflected by the S&P 500® Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable. For purposes of investment restriction 4 above, “government securities” (as defined in the 1940 Act), which include but are not limited to, mortgage-backed securities and asset-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not securities of an issuer in an industry, meaning that the Funds' industry concentration restrictions do not apply to such securities.
Additional Fundamental Investment Restrictions for All Funds except the Small-Cap Equity Fund
1.
No Fund may invest in companies for the purpose of exercising control or management.
Names Rule Policy
To the extent a Fund is subject to Rule 35d-1 under the 1940 Act, the Fund has an investment policy, described in the Fund's prospectus, to, under normal circumstances, invest at least 80% of its assets in the particular types of investments suggested by the Fund's name (a “Name Policy”). “Assets” for the purposes of a Name Policy are net assets plus the amount of any borrowings for investment purposes. The percentage limitation applies at the time of purchase of an investment. A Fund's Name Policy may be changed by the Board without shareholder approval.
However, to the extent required by SEC regulations, shareholders will be provided with at least sixty (60) days' notice prior to any change in a Fund's Name Policy.
Additional Information
Certain of the Fundamental Investment Restrictions above limit a Fund's ability to engage in certain investment practices and purchase securities or other instruments to the extent consistent with applicable law. Applicable law includes the 1940 Act, the rules or regulations thereunder and applicable orders of the SEC as are currently in place. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by a Fund, to determine if an investment practice or the purchase of securities or other instruments is permitted by applicable law. As such, the effects of these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought when such changes permit or require a resulting change in practice.
Disclosure of Portfolio Holdings
Introduction
The policies set forth below to be followed by State Street Bank and Trust Company (“State Street”) and SSGA FM (collectively, the “Service Providers”) for the disclosure of information about the portfolio holdings of the Trust. These disclosure policies are intended to ensure compliance by the Service Providers and the Trust with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Board must approve all material amendments to the policy.
General Policy
It is the policy of the Service Providers to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Trust.
No information concerning the portfolio holdings of the Trust may be disclosed to any party (including shareholders) except as provided below. The Service Providers are not permitted to receive compensation or other consideration in connection with disclosing information about a Fund's portfolio to third parties. In order to address potential conflicts between the interest of Fund shareholders, on the one hand, and those of the Service Providers or any affiliated person of those entities or of the Fund, on the other hand, the Fund's policies require that non-public disclosures of information regarding the Fund's portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the Fund.
The Board exercises continuing oversight over the disclosure of each Fund's holdings by (i) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of each Fund and its Service Providers by the Trust's Chief Compliance Officer (“CCO”), and (ii) considering reports and recommendations by the Trust's CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act). The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.
Publicly Available Information. Any party may disclose portfolio holdings information after the holdings are publicly available. Disclosure of the complete holdings of each Fund is required to be made quarterly within 60 days of the end of the Fund's fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the monthly holdings report on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Funds' fiscal quarter. You can find SEC filings on the SEC's website, www.sec.gov. Information about a Fund's 10 largest holdings generally is posted on the Fund's website at ssga.com within 30 days following the end of each month. Each Fund will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Fund's filings with the SEC or on their website.
Press Interviews Brokers and Other Discussions
Portfolio managers and other senior officers or spokespersons of the Service Providers or the Trust may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these disclosure policies.
Trading Desk Reports
State Street Global Advisors' (“SSGA”) trading desk may periodically distribute lists of investments held by its clients (including the Trust) for general analytical research purposes. In no case may such lists identify individual clients or individual client position sizes. Furthermore, in the case of equity securities, such lists shall not show aggregate client position sizes.
Miscellaneous
Confidentiality Agreement. No non-public disclosure of the Fund's portfolio holdings will be made to any party unless such party has signed a written Confidentiality Agreement. For purposes of the disclosure policies, any Confidentiality Agreement must be in a form and substance acceptable to, and approved by, the Trust's officers.
Evaluation Service Providers. There are numerous mutual fund evaluation services (such as Morningstar, Inc. and Broadridge Financial Solutions, Inc., formerly Lipper, Inc.) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Trust by these services and departments, the Trust may distribute (or authorize the Service Providers and the Trust's custodian or fund accountants to distribute) month-end portfolio holdings to such services and departments only if such entity has executed a confidentiality agreement.
Additional Restrictions. Notwithstanding anything herein to the contrary, the Board, State Street and SSGA FM may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these disclosure policies.
Waivers of Restrictions. These disclosure policies may not be waived, or exceptions made, without the consent of the Trust's officers. All waivers and exceptions involving the Trust will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.
Disclosures Required by Law. Nothing contained herein is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, SSGA FM, State Street, the Trust or any of its affiliates or service providers may file any report required by applicable law (such as Schedules 13D, 13G and 13F or Form N-MFP), respond to requests from regulators and comply with valid subpoenas.
Management of the Trust
The Board is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Trust (see the section called “Investment Advisory and Other Services”). The Board has engaged the Adviser to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable Delaware law and regulation, other applicable laws and regulations, and the Amended and Restated Declaration of Trust. The Trustees listed below are also Trustees of the SSGA Funds, the State Street Institutional Investment Trust, the State Street Master Funds and the State Street Navigator Securities Lending Trust (the “Navigator Trust”) and their respective series and Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts

(collectively, the “Elfun Funds”) and are Directors of State Street Variable Insurance Series Funds, Inc. The following table provides information with respect to each Trustee, including those Trustees who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), and each officer of the Trusts.
Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
PATRICK J. RILEY c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1948	Trustee and Chairperson of the Board	Term: Until successor is elected and qualified Elected: 1/19	Associate Justice of the Superior Court, Commonwealth of Massachusetts (2002 – May 2010); Partner, Riley, Burke & Donahue, L.L.P. (law firm) (1985 – 2002); Independent Director, State Street Global Advisers Ireland, Ltd. (investment company) (1998 – Present); Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc) (1998 – Present); Independent Director, SSGA Fixed Income plc ) (January 2009 – Present); and Independent Director, SSGA Qualified Funds PLC (January 2009-2019).	56	Board Director and Chairman, SPDR Europe 1PLC Board (2011—Present); Board Director and Chairman, SPDR Europe II, PLC (2013 —Present).
JOHN R. COSTANTINO c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Qualified Legal Compliance Committee	Term: Until successor is elected and qualified Elected: 1997	Senior Advisor to NGN Capital LLC (January 2020 – present); Managing General Partner, NGN Capital LLC (2006 – December 2019).	56
Director of Kleinfeld
Bridal Corp. (January
2016 – present); Trustee
of Neuroscience
Research Institute (1986
– 2017); Trustee of
Fordham University
(1989 – 1995 and 2001
– 2007) and Trustee
Emeritus (2007 –
present); Trustee and
Independent
Chairperson of GE
Funds (1993 – February
2011); Director,
Muscular Dystrophy
Association (2019 –
present); Trustee of
Gregorian University
Foundation (1992 –
2007); Chairman of the
Board of Directors,
Vivaldi Biosciences Inc.
(May 2017 - present);
Chairman of the
Supervisory Board,
Vivaldi Biosciences AG.
(May 2017 - present);
Trustee, Gallim Dance
(December 2021 -
present).

MICHAEL A. JESSEE c/o SSGA Funds Management, Inc.	Trustee and Chairperson of the Valuation	Term: Until successor is elected and	Retired; formerly, President and Chief Executive Officer of the	56	None

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
One Iron Street Boston, MA 02210 YOB: 1946	Committee	qualified Elected: 1/19	Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph- Macon College (2004 – 2016).
MARGARET MCLAUGHLIN c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee	Term: Indefinite Appointed: 9/22	Consultant, Bates Group (consultants) (2021 – 2023); Consultant, Madison Dearborn Partners (private equity) (2019 – 2020); General Counsel/CCO, Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology) (2011 – 2019).	56	Director, Manning & Napier Fund Inc (2021 – 2022).
GEORGE M. PEREIRA c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1964	Trustee	Term: Indefinite Appointed: 9/22	Chief Operating Officer (January 2011 – September 2020) and Chief Financial Officer (November 2004 – September 2020), Charles Schwab Investment Management.	56
Director, Pacific Premier
Bancorp, Pacific Premier
Bank (2021 – present);
Director, Charles
Schwab Asset
Management (Ireland)
Ltd., & Charles Schwab
Worldwide Funds plc.
(2005 – 2020); Director,
Rotaplast International,
Inc. (non-profit providing
free medical services to
children worldwide)
(2012 – 2018).

DONNA M. RAPACCIOLI c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Trustee and Chairperson of the Audit Committee	Term: Until successor is elected and qualified Appointed: 1/12 Elected: 6/16	Dean of the Gabelli School of Business (2007 – June 2022) and Accounting Professor (1987 – present) at Fordham University.	56	Director- Graduate Management Admissions Council (2015 – present); Trustee of Emmanuel College (2010 – 2019).
RICHARD D. SHIRK c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1945	Trustee and Chairperson of the Nominating Committee and Chairperson of the Governance Committee	Term: Until successor is elected and qualified Elected: 1/19	Chairman (March 2001 - April 2002), President and Chief Executive Officer (1996 - March 2001), Cerulean Companies, Inc. (holding company) (Retired); President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare) (1992 - March 2001).	56
Chairman and Board
Member (1998 -
December 2008) and
Investment Committee
Member (December
2008 - present),
Healthcare Georgia
Foundation (private
foundation); Lead
Director and Board
Member, Amerigroup
Corp. (managed health
care) (September 2002
– 2012); Board Member
(1999 - 2013) and
Investment Committee
Member (2001 - 2017),
Woodruff Arts Center;
Trustee, Gettysburg
College (2003 - 2009);
Board member,
Aerocare Holdings
(2003 - January 2021),

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
					Regenesis Biomedical Inc. (April 2012 - present).
INTERESTED TRUSTEE(1)
ELLEN M. NEEDHAM(2) SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee and President	Term: Until successor is elected and qualified Elected: 1/19	Chairman, SSGA Funds Management, Inc. (March 2020 – present); President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).	56	Board Director, SSGA SPDR ETFs Europe I plc (May 2020—present); Board Director, SSGA SPDR ETFs Europe II plc (May 2020—present).
†
For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA FM serves as investment adviser.
(1)
The individual listed below is a Trustee who is an “interested person,” as defined in the 1940 Act, of the Trust (“Interested Trustee”).
(2)
Ms. Needham is an Interested Trustee because of her employment by SSGA FM, an affiliate of the Trust.
*
Served in various capacities and/or with various affiliated entities during noted time period.
The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:
Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	President and Trustee	Term: Indefinite Served: since 4/20
Chairman, SSGA Funds Management, Inc. (March
2020—present); President and Director, SSGA Funds
Management, Inc. (2001—present)*; Senior Managing
Director, State Street Global Advisors (1992—present)*;
Manager, State Street Global Advisors Funds
Distributors, LLC (May 2017—present).

BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer	Term: Indefinite Served: since 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Served: since 4/19	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 – present)*; Managing Director, State Street Global Advisors (April 2005 – present).*
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Served: since 4/19	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Served: since 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Served: since 4/19	Vice President State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present); Mutual Funds Controller, GE Asset Management Incorporated (April 2011 – July 2016).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Treasurer	Term: Indefinite Served: since 11/20	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 – present); Assistant Vice President, State Street Bank and Trust Company (November 2011 – July 2017).*
RYAN HILL SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1982	Assistant Treasurer	Term: Indefinite Served: since 5/22	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2017 – present); Assistant Vice President, State Street Bank and Trust Company (May 2014 – May 2017).
JOHN BETTENCOURT SSGA Funds Management, Inc. One Iron Street, Boston, MA 02210 YOB:1976	Assistant Treasurer	Term: Indefinite Served: since 5/22	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (March 2020 – present); Assistant Vice President, State Street Global Advisors (June 2007 – March 2020).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer; Anti- Money Laundering Officer; Code of Ethics Compliance Officer	Term: Indefinite Served: since 6/16 Term: Indefinite Served: since 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present).*
SEAN O'MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Chief Legal Officer	Term: Indefinite Served: since 8/19	Senior Vice President and General Counsel, State Street Global Advisors (May 2022 - present); Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 – May 2022).
DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1974	Secretary	Term: Indefinite Served: since 9/20	Vice President and Senior Counsel, State Street Global Advisors (October 2019 – present); Vice President and Counsel, Eaton Vance Corp. (October 2010 – October 2019).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1985	Assistant Secretary	Term: Indefinite Served: since 8/19
Vice President and Senior Counsel, State Street Global
Advisors (April 2019 – present); Vice President and
Counsel, State Street Global Advisors (August 2015 –
April 2019); Associate, Ropes & Gray LLP (November
2012 – August 2015).

*
Served in various capacities and/or with various affiliated entities during noted time period.
The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.
Summary of Trustees' Qualifications
Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Board.
Patrick J. Riley: Mr. Riley is an experienced business executive with over 45 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related Committees of SSGA Funds for 33 years and possesses significant experience regarding the operations and history of the Trust. Mr. Riley also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, SSGA Funds, and Elfun Funds and a Director of State Street Variable Insurance Series Funds, Inc.
John R. Costantino: In addition to his tenure as a board member of various other funds advised by SSGA FM, Mr. Costantino has over 33 years of private equity investing experience. He has also served as an officer or a board member of charitable organizations and public and private companies for over 33 years. Mr. Costantino is an attorney and a certified public accountant. He also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, SSGA Funds, and Elfun Funds and a Director of State Street Variable Insurance Series Funds, Inc. (independent chairperson through 2016).
Michael A. Jessee: Mr. Jessee is an experienced business executive with approximately 45 years of experience in the banking industry. He previously served as President and Chief Executive Officer of the Federal Home Loan Bank of Boston as well as various senior executive positions of major banks. Mr. Jessee has served on the Navigator Trust's Board of Trustees and related committees for 26 years and possesses significant experience regarding the Trust's operations and history. Mr. Jessee also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, SSGA Funds, and Elfun Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Margaret McLaughlin: Ms. McLaughlin has over twenty-five years of experience she has gained in a variety of roles encompassing regulatory, operating, legal, and compliance functions, serving both firms and their boards. Ms. McLaughlin formerly served as a founding member of the executive management team for Kramer Van Kirk Credit Strategies L.P. and its technology affiliate, Mariana Systems LLC, where she was integrally involved in corporate strategy, operational oversight, risk management and board governance. Prior to Kramer Van Kirk, Ms. McLaughlin was Assistant General Counsel to Harris Associates L.P., where she was responsible for legal, regulatory and compliance activities related to the Oakmark Mutual Funds. Ms. McLaughlin has an extensive understanding and perspective on governance, oversight, regulation, policies and procedures from these positions as well as her prior experience with both the Securities and Exchange Commission and the Department of Justice. Most recently, Ms. McLaughlin has held consulting positions at major private equity and management consulting firms. Ms. McLaughlin serves as a Trustee of State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, SSGA Funds, Elfun Funds, and State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
George M. Pereira: Mr. Pereira has over thirty years of experience in executive management with financial institutions, including extensive experience relating to financial reporting, operations, cybersecurity oversight, and enterprise risk management. Mr. Pereira recently retired from Charles Schwab Investment Management Inc., having served as Chief Operating Officer and Chief Financial Officer during his tenure. Previously, Mr. Pereira also served as Head of Financial Reporting for Charles Schwab & Co., Inc. Earlier in his career, Mr. Pereira gained valuable regulatory experience and perspective while serving as managing director at the New York Stock Exchange. With this professional experience, Mr. Pereira has developed wide-ranging expertise in building and managing financial, operational, technology and risk control platforms for growth and scale within the financial services industry. Additionally, Mr. Pereira is a member of the Latino Corporate Directors Association. Mr. Pereira serves as a Trustee of State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, SSGA Funds, Elfun Funds, and State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Donna M. Rapaccioli: Ms. Rapaccioli has over 33 years of service as a full-time member of the business faculty at Fordham University, where she developed and taught undergraduate and graduate courses, including International Accounting and Financial Statement Analysis, has taught at the executive MBA level and served as Dean of the Gabelli School of Business for 15 years. She has served on Association to Advance Collegiate Schools of Business accreditation team visits, lectured on accounting and finance topics and consulted for numerous investment banks. Ms. Rapaccioli also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, SSGA Funds, and Elfun Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Richard D. Shirk: Mr. Shirk is an experienced business executive with over 53 years of experience in the health care and insurance industries and with investment matters; his experience includes service as a trustee, director or officer of various health care companies and nonprofit organizations. He has served on the Board of Trustees and related Committees of SSGA Funds for 33 years and possesses significant experience regarding the operations and history of the Trust. Mr. Shirk also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, SSGA Funds, and Elfun Funds and a Director of State Street Variable Insurance Series Funds, Inc.

Ellen M. Needham: Ms. Needham is a Senior Managing Director of State Street Global Advisors, Head of Global Funds Management, and President of SSGA Funds Management, Inc. Ms. Needham serves as a director of SSGA Funds Management, Inc. and a manager of State Street Global Advisors Funds Distributors, LLC. In her role, Ms. Needham is responsible for managing firm-wide processes that focus on governance, fund structure, subadviser oversight, tax, product viability, distribution, ongoing monitoring and regulatory coordination across all products globally. She has been involved in the investment industry for over thirty years, beginning her career at State Street in 1989. Ms. Needham also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, SSGA Funds, and Elfun Funds and a Director of State Street Variable Insurance Series Funds, Inc. and is a Board Director—SPDR Europe I plc and SPDR Europe II plc Boards.
References to the experience, attributes and skills of Trustees above are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Standing Committees
The Board of Trustees has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Governance Committee, Nominating Committee, Valuation Committee and Qualified Legal Compliance Committee (the “QLCC”). The Nominating Committee, Valuation Committee and QLCC were created in January 2019.
The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant's key personnel involved in the foregoing activities and monitors the independent accountant's independence. During the fiscal year ended September 30, 2022, the Audit Committee held four meetings.
The Governance Committee is composed of all the Independent Trustees. The primary functions of the Governance Committee, including the Nominating Committee, is to review and evaluate the composition and performance of the Board; make nominations for membership on the Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will consider nominees to the Board recommended by shareholders. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. Shareholder recommendations must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. During the fiscal year ended September 30, 2022, the Governance Committee held seven meetings and the Nominating Committee held seven meetings.
The Valuation Committee is composed of all the Independent Trustees. The Valuation Committee's primary purpose is to review the actions and recommendations of the Adviser's Oversight Committee no less often than quarterly. The Trust has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street and SSGA FM. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. During the fiscal year ended September 30, 2022, the Valuation Committee held five meetings.
The QLCC is composed of all the Independent Trustees. The primary functions of the QLCC are to receive quarterly reports from the Trust's CCO; to oversee generally the Trust's responses to regulatory inquiries; and to investigate matters referred to it by the officers of the Trust and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers or the Trustees. During the fiscal year ended September 30, 2022, the QLCC held four meetings.

Leadership Structure and Risk Management Oversight
The Board has chosen to select different individuals as Chairperson of the Board of the Trust and as President of the Trust. Currently, Mr. Riley, an Independent Trustee, serves as Chairperson of the Board, Ms. Rapaccioli serves as Chairperson of the Audit Committee, Mr. Costantino serves as Chairperson of the QLCC, Mr. Jessee serves as Chairperson of the Valuation Committee, and Mr. Shirk serves as Chairperson of each of the Governance Committee and Nominating Committee. Ms. Needham, who is also an employee of the Adviser, serves as a Trustee of the Trust and as President of the Trust. The Board believes that this leadership structure is appropriate, since Ms. Needham provides the Board with insight regarding the Trust's day-to-day management, while Mr. Riley provides an independent perspective on the Trust's overall operation and Ms. Rapaccioli provides a specialized perspective on audit matters.
The Board has delegated management of the Trust to service providers who are responsible for the day-to-day management of risks applicable to the Trust. The Board oversees risk management for the Trust in several ways. The Board receives regular reports from both the CCO and administrator for the Trust, detailing the results of the Trust's compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Funds, and applicable provisions of the federal securities laws and the Code. As needed, the Adviser discusses management issues regarding the Trust with the Board, soliciting the Board's input on many aspects of management, including potential risks to the Funds. The Board's Audit Committee also receives reports on various aspects of risk that might affect the Trust and offers advice to management, as appropriate. The Trustees also meet in executive session with the independent counsel to the Independent Trustees, the independent registered public accounting firm, counsel to the Trust, the CCO and representatives of management, as needed. Through these regular reports and interactions, the Board oversees the risk management parameters for the Trust, which are effected on a day-to-day basis by service providers to the Trust.
Trustee Ownership of Securities of the Trust, Adviser and Distributor
As of December 31, 2022, none of the Independent Trustees or their immediate family members had any ownership of securities of the Adviser, State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), the Trust's distributor, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or SSGA FD.
The following table sets forth information describing the dollar range of the Trust's equity securities beneficially owned by each Trustee as of December 31, 2022.
Name of Trustees:	Dollar Range Of Equity Securities In The Funds	Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
Independent Trustees:
Patrick J. Riley	None	Over $100,000
John R. Costantino	None	None
Michael A. Jessee	None	None
Donna M. Rapaccioli	None	None
Margaret McLaughlin(1)	None	None
George M. Pereira(1)	None	None
Richard D. Shirk	None	Over $100,000
Interested Trustee:
Ellen M. Needham	None	None
(1) Ms. McLaughlin and Mr. Pereira were appointed Trustees effective September 15, 2022.
Trustee Compensation
Independent Trustees are compensated on a calendar year basis. An Interested Trustee does not receive compensation from the Funds for his or her service as a Trustee. As of January 1, 2023, each Independent Trustee receives for his or her services to the State Street Master Funds, the State Street Institutional Investment Trust, the SSGA Funds, the Elfun Funds, the Navigator Trust, the Trust and State Street Variable Insurance Series Funds, Inc. (together, the “Fund Entities”) a $360,000 annual base retainer in addition to $25,000 for each special in-person meeting and $5,000 for each special telephonic meeting from the Trust. The Chairperson receives an additional $90,000 annual retainer. As of January 1,

2021, the total annual compensation paid to the Independent Trustees (other than telephonic and special meeting fees) will be allocated to each Fund Entity as follows: a fixed amount of $21,000 will be allocated to each Fund Entity or, if applicable, each series thereof; and the remainder will be allocated among the Fund Entities or, if applicable, each series thereof that is not a feeder fund in a master-feeder structure, based on relative net assets. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this SAI, the Trustees are not paid pension or retirement benefits as part of the Trust's expenses.
The Trust's officers are compensated by the Adviser and its affiliates.
The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended September 30, 2022:
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex Paid to Trustees
Independent Trustees:
Michael F. Holland(1)	$19,139	$0	$0	$405,000
Patrick J. Riley	$19,139	$0	$0	$405,000
John R. Costantino	$15,325	$0	$0	$345,000
Michael A. Jessee	$15,325	$0	$0	$345,000
Donna M. Rapaccioli	$15,325	$0	$0	$345,000
Margaret McLaughlin(2)	$0	$0	$0	$0
George M. Pereira(2)	$0	$0	$0	$0
Richard D. Shirk	$15,325	$0	$0	$345,000
Interested Trustees:
Jeanne La Porta(3)	$0	$0	$0	$0
Ellen M. Needham	$0	$0	$0	$0
(1)
Mr. Holland retired from the Board of Directors of the Trust effective as of December 31, 2022.
(2)
Ms. McLaughlin and Mr. Pereira were appointed Trustees effective September 15, 2022.
(3)
Ms. La Porta served as a Trustee until December 31, 2021.
Proxy Voting Procedures
The Trust has adopted proxy voting procedures pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Adviser or Sub-Adviser, as applicable, as part of the Adviser's and Sub-Advisers' general management of the Funds, subject to the Board's continuing oversight. A copy of the Trust's proxy voting procedures is located in Appendix B, and a copy of the Adviser's and Sub-Advisers' proxy voting procedures are located in Appendix C.
Shareholders may receive information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (i) by calling (877) 521-4083 or (ii) on the SEC's website at www.sec.gov.
Control Persons and Principal Holders of Securities
As of December 31, 2022, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of each class (if applicable) of each Fund.
Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval.

As of December 31, 2022, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding shares of a Fund.
Name and Address	Percentage
Premier Growth Equity Fund
DEAN & MARGARET LESHER FOUNDATION ATTN LINDA DAVIS 1333 N CALIFORNIA BLVD STE 575 WALNUT CREEK, CA 94596-4555	47.2%
Small-Cap Equity Fund
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	97.1%
U.S. Equity Fund
THE MANUFACTURERS LIFE INSURANCE COMPANY 200 BLOOR STREET EAST TORONTO ONTARIO M4W 1E5 CANADA	94.7%
As of December 31, 2022, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 5% or more of the outstanding shares of a class of a Fund.
Name and Address	Percentage of Class
Premier Growth Equity Fund – Investment Class
DEAN & MARGARET LESHER FOUNDATION ATTN LINDA DAVIS 1333 N CALIFORNIA BLVD STE 575 WALNUT CREEK, CA 94596-4555	75.62%
ASCENSUS TRUST COMPANY FBO HELLER EXECUTIVE DEFERRED COMP PLN 037843 PO BOX 10758 FARGO, ND 58106-0758	6.21%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	5.82%
Premier Growth Equity Fund – Service Class
EL PASO COUNTY TTEE FBO EL PASO COUNTY RET PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	39.98%
ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES, IA 50392-0001	22.45%

Name and Address	Percentage of Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	21.84%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K FG 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	8.23%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	5.79%
Small-Cap Equity Fund – Investment Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	97.28%
Small-Cap Equity Fund – Service Class
EMPOWER TRUST FBO FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG, CO 80111-5002	50.22%
JOHN HANCOCK TRUST COMPANY LLC LOCAL 8A-28A 401(K) RETIREMENT PLAN 200 BERKELEY ST STE 7 BOSTON, MA 02116-5038	28.93%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	17.13%
U.S. Equity Fund – Investment Class
THE MANUFACTURERS LIFE INSURANCE COMPANY 200 BLOOR STREET EAST TORONTO ONTARIO M4W 1E5 CANADA	94.72%
U.S. Equity Fund – Service Class
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	85.10%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	14.11%

Investment Advisory and Other Services
Investment Advisory Agreement
SSGA FM serves as the Funds' investment adviser and administrator pursuant to an investment advisory and administration agreement between SSGA FM and the Trust on behalf of each Fund, dated July 1, 2016 (the “Advisory Agreement”). The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. The Adviser and other advisory affiliates of State Street Corporation make up SSGA, the investment management arm of State Street Corporation. State Street, the Trust's custodian, and SSGA FD are affiliated persons of the Adviser. The address of the Adviser is One Iron Street, Boston, Massachusetts 02210. The address of State Street is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.
The duties and responsibilities of SSGA FM are specified in the Advisory Agreement. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Trust and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.
Under the Advisory Agreement, SSGA FM, subject to the supervision of the Board, provides a continuous investment program for each Fund's assets, including investment research and management. SSGA FM determines from time to time what investments are purchased, retained or sold by the Funds and places purchase and sale orders for the Funds' investments. SSGA FM provides the Trust with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. SSGA FM furnishes the Trust and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. Subject to the supervision of the Board, SSGA FM, as administrator, also: (a) maintains the books and records of each Fund, (b) prepares reports to shareholders of each Fund, (c) prepares and files tax returns for each Fund, (d) assists with the preparation and filing of reports and the Trust's registration statement with the SEC, (e) provides appropriate officers for the Trust, (f) provides administrative support necessary for the Board to conduct meetings, and (g) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents and transfer agents. Under a separate sub-administration agreement, SSGA FM has delegated certain administrative functions to State Street. Under the sub-administration agreement, State Street performs certain back office services to support SSGA FM, including among other things, furnishing financial and performance information about the Funds for inclusion in regulatory filings and Board and shareholder reports; preparing regulatory filings, Board materials, and tax returns; performing expense and budgeting functions; performing tax compliance testing; and maintaining books and records.
SSGA FM is generally responsible for employing sufficient staff and consulting with other persons that it determines to be necessary or useful in the performance of its obligations under the Advisory Agreement. The Advisory Agreement obligates SSGA FM to provide services in accordance with each Fund's investment objective(s), policies and restrictions as stated in the Trust's current registration statement, as amended from time to time, and to keep the Trust informed of developments materially affecting the Funds, including furnishing the Trust with whatever information and reports the Board reasonably requests. SSGA FM will also carry out certain supervisory services with respect to any sub-advisers appointed to a Fund.
The Advisory Agreement provides that SSGA FM may render similar advisory and administrative services to other clients so long as when a Fund or any other client served by SSGA FM are prepared to invest in or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by SSGA FM to be equitable to the Fund. The Advisory Agreement also provides that SSGA FM shall not be liable for any error of judgment or mistake of law or for any loss incurred by a Fund in connection with SSGA FM's services pursuant to the Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement.
Each Fund is responsible for paying all of its expenses that are not assumed by SSGA FM pursuant to the Advisory Agreement. Such expenses include fees payable to the Trust's Independent Trustees, brokerage fees and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes). Additionally, the Funds reimburse SSGA FM for certain out-of pocket travel expenses of the CCO and compliance team incurred on the Funds' behalf.

The Advisory Agreement is effective from its date of execution, and continues in effect for an initial two-year term and will continue from year to year thereafter so long as its continuance is approved annually by (i) the Board or (ii) a vote of a majority of a Fund's outstanding voting securities, provided that in either event the continuance also is approved by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons, as such term is defined in the 1940 Act, of any party to the Advisory Agreement by a vote cast in person at meeting called for the purpose of voting on such approval.
The Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may be terminated without penalty by either the Trust or SSGA FM upon no more than 60 days' nor less than 30 days' written notice to the other or by vote of holders of a majority of a Fund's outstanding voting securities.
Each Fund pays SSGA FM a fee for advisory and administrative services (“Management Fee”). The Management Fee is deducted daily from the assets of each of the Funds and paid to SSGA FM monthly. The Management Fee for each Fund declines incrementally as Fund assets increase. This means that investors pay a reduced fee with respect to Fund assets over a certain level or “breakpoint.” The Management Fees payable to SSGA FM are based on the average daily net assets of each Fund at the following annual rates:
Name of Fund	Average Daily Net Assets of Fund	Annual Rate Percentage (%)*
Small-Cap Equity Fund**	First $250 million Next $250 million Over $500 million	0.95% 0.90% 0.85%
U.S. Equity Fund; Premier Growth Equity Fund	First $25 million Next $25 million Over $50 million	0.55% 0.45% 0.35%
*
From time to time, SSGA FM may waive or reimburse the Management Fee paid by a Fund.
**
SSGA FM is contractually obligated until January 31, 2024 (i) to waive up to the full amount of the advisory fee payable by the Small-Cap Equity Fund, and/or (ii) to reimburse the Small-Cap Equity Fund for expenses to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing) exceed 0.75% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2024 except with approval of the Board. For the year ended September 30, 2022, fees waived and expenses reimbursed by the Adviser, pursuant to this agreement, were $1,131,707.
The Advisory Agreement does not contain any provisions prescribing limits on the operating expenses of the Trust or any Fund. However, each Fund's management fee is a “unitary” fee that includes all operating expenses payable by the Fund, except for fees and expenses associated with the Trust's Independent Trustees, shareholder servicing and distribution (12b-1) fees, brokerage fees and commissions, and expenses that are not normal operating expenses of the Fund (such as extraordinary expenses, interest and taxes). The Management Fee for each Fund fluctuates based upon the average daily net assets of the Fund.
The following table provides total Management Fees paid by each Fund to SSGA FM for the fiscal years ended September 30, 2022, September 30, 2021 and September 30, 2020:
Fund	2022	2021	2020
Small-Cap Equity Fund	$10,342,070	$11,084,633	$9,675,648
Premier Growth Equity Fund	$249,559	$400,880	$551,962
U.S. Equity Fund	$1,259,268	$2,000,025	$1,558,710
Manager of Managers Structure
In order for SSGA FM to delegate portfolio management duties to a sub-adviser with respect to a Fund as permitted by the Advisory Agreement, the 1940 Act requires that the sub-advisory agreement be approved by the shareholders of that Fund. Specifically, Section 15(a) of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, such as the Funds, except pursuant to a written contract that has been approved by shareholders of the Fund.
SSGA FM has received an exemptive order (the “Order”) from the SEC granting certain exemptions from Section 15(a) of the 1940 Act and certain rules thereunder and from certain disclosure obligations under various rules and forms. The exemptive relief granted by the Order, upon shareholder approval of the “manager of managers” structure, enables SSGA

FM and the Board to operate with greater efficiency by allowing SSGA FM, subject to Board approval, including a majority of Independent Trustees, to retain and replace unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers, without incurring the expense and delays of obtaining shareholder approval. Under the Order, SSGA FM has responsibility, subject to oversight of the Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination, or replacement. The Order also permits a Fund to disclose only the aggregate fees paid to the sub-advisers, in lieu of disclosing the fees paid to each such sub-adviser.
Shareholders of each Fund approved such “manager of managers” structure at a shareholder meeting held on June 22, 2016.
Current Sub-Advisers
Small-Cap Equity Fund
SSGA FM has engaged the following investment sub-advisers to each manage a portion of the Small-Cap Equity Fund (“Allocated Assets”): Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management LLC (“Kennedy”), Palisade Capital Management, LP (“Palisade”) and SouthernSun Asset Management, LLC (“SouthernSun”) (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). Prior to July 1, 2021, GlobeFlex Capital, L.P. served as a sub-adviser to the Small-Cap Equity Fund and prior to July 15, 2022, Riverbridge Partners, LLC (“Riverbridge”) served as a sub-adviser to the Small-Cap Equity Fund. For the fiscal years ended September 30, 2022, September 30, 2021, and September 30, 2020, SSGA FM paid in the aggregate sub-advisory fees of $7,055,978, $7,764,492, and $6,745,631, respectively, to the foregoing sub-advisers for their investment sub-advisory services to the Small-Cap Equity Fund.
Champlain — Champlain, having its principal office located at 180 Battery Street, Burlington, Vermont 05401, provides a continuous investment program with respect to Champlain's Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. Champlain is registered as an investment adviser under the Advisers Act, and was formed in 2004. Champlain offers small and mid-cap investment strategies. As of September 30, 2022, Champlain had approximately $15 billion in assets under management. Champlain has served as one of the sub-advisers to the Fund since October 1, 2008.
Kennedy — Kennedy, having its principal office located at 10829 Olive Boulevard, St. Louis, Missouri 63141, provides a continuous investment program with respect to Kennedy's Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. Kennedy is registered as an investment adviser under the Advisers Act, and was formed and founded in 1980 to provide customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high-net-worth individuals. Kennedy specializes in the small and mid-cap asset classes. As of September 30, 2022, Kennedy had approximately $3.56 billion both in discretionary and non-discretionary assets under management. Kennedy has served as one of the sub-advisers to the Fund since September 10, 2010.
Palisade — Palisade, having its principal office located at One Bridge Plaza, Suite 1095, Fort Lee, New Jersey 07024, provides a continuous investment program with respect to Palisade's Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. Palisade is registered as an investment adviser under the Advisers Act, and was formed in 1995. Palisade offers a variety of equity and convertible securities strategies. As of September 30, 2022, Palisade had approximately $3.9 billion of assets under management. Prior to October 1, 2008, Palisade had served as the sole sub-adviser to the Small-Cap Equity Fund since the Fund's inception.
SouthernSun — SouthernSun, having its principal office located at 240 Madison Avenue, Suite 800, Memphis, Tennessee 38103, provides a continuous investment program with respect to SouthernSun's Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. SouthernSun is registered as an investment adviser under the Advisers Act, and was formed in 1989. SouthernSun is a research-driven investment management firm implementing long-only U.S. Small Cap and SMID Cap equity strategies for institutions and individuals. SouthernSun is absolute return oriented, investing with a value approach and long-term perspective through disciplined, bottom-up, fundamental analysis and on-site research (e.g., management interviews, facility visits, inquiries with customers and suppliers). As of September 30, 2022, SouthernSun's estimated assets under management were approximately $869 million. SouthernSun has served as one of the sub-advisers to the Fund since October 1, 2008. Between March 31, 2014 and August 12, 2020, Affiliated Managers Group, Inc. (“AMG”), a publicly traded asset management company (NYSE: AMG), indirectly held a majority equity interest in SouthernSun and SouthernSun's principals held the remaining equity interests in the firm. As of August 13, 2020, SouthernSun acquired AMG's ownership interest in SouthernSun. SouthernSun is now wholly-owned by its employees, either directly or indirectly.

Sub-Advisory Agreements
At a shareholder meeting held on August 6, 2008, the shareholders of the Small-Cap Equity Fund approved separate sub-advisory agreements between GEAM (the Fund's then investment adviser) and each of Champlain and SouthernSun, and an amended and restated sub-advisory agreement with Palisade, each of which became effective on October 1, 2008. At a special meeting held on July 30, 2010, the Board approved a new sub-advisory agreement between GEAM and SouthernSun and at a regular meeting held on September 10, 2010, the Board approved a new sub-advisory agreement between GEAM and Kennedy. At a regular meeting held on March 6, 2014, the Board approved a new sub-advisory agreement between GEAM and SouthernSun. At a shareholder meeting held on June 22, 2016, the shareholders of the Small-Cap Equity Fund approved separate sub-advisory agreements between SSGA FM and each of Champlain, Kennedy, Palisade and SouthernSun, each of which became effective on July 1, 2016. At a meeting held on August 7, 2020, the Board approved a new sub-advisory agreement between SSGA FM and SouthernSun. As described above, SSGA FM has received an exemptive order from the SEC to operate under a manager of managers structure that permits SSGA FM, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval
Each respective sub-advisory agreement with each of Champlain, Kennedy, Palisade and SouthernSun is not assignable and may be terminated without penalty by either the sub-adviser or SSGA FM upon 60 days' written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the sub-adviser. Each sub-advisory agreement provides that respective sub-adviser may render similar sub-advisory services to other clients so long as the services that it provides under the Agreement are not impaired thereby. Each sub-advisory agreement also provides that a sub-adviser shall not be liable for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the respective sub-advisory agreement.
Securities Activities of SSGA FM and the Sub-Advisers
Securities held by the Funds also may be held by other funds or separate accounts for which the investment adviser, SSGA FM and/or each of the Sub-Advisers act as an adviser. Because of different investment objectives or other factors, a particular security may be bought by SSGA FM, and/or the Sub-Advisers for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of SSGA FM and/or a Sub-Adviser arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of SSGA FM and/or any Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when SSGA FM and/or a Sub-Adviser (under the supervision of the Board) deems the purchase or sale of a security to be in the best interests of the Trust as well as other funds or accounts for which SSGA FM and/or the Sub-Adviser acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by SSGA FM and/or a Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.
Code of Ethics
The Adviser, the Sub-Advisers, SSGA FD and the Trust have each adopted a code of ethics (the Trust's code being referred to herein as the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' Adviser, Distributor and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Adviser or the Trust. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Adviser or SSGA FD as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Trust's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

Distributor
State Street Global Advisors Funds Distributors, LLC, located at One Iron Street, Boston, Massachusetts 02210, serves as the distributor of the Funds pursuant to the Distribution Agreement by and between the Distributor and the Funds.
Distribution Plan
The Board adopted a Shareholder Servicing and Distribution Plan with respect to the Trust's Service Class shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Trust pays SSGA FD, the Funds' principal underwriter, with respect to the Service Class shares of each Fund, an annual fee of 0.25% of the value of the average daily net assets attributed to such Service Class shares. The shareholder servicing and distribution fee is intended to (a) compensate SSGA FD, or enable SSGA FD to compensate other persons (“Service Providers”), for providing ongoing servicing and/or maintenance of the accounts of Service Class shareholders of a Fund and (b) compensate SSGA FD, or enable SSGA FD to compensate Service Providers (including any distributor of Service Class shares of the Fund), for providing services primarily intended to result in, or are primarily attributable to, the sale of Service Class shares.
The Plan was approved by the sole initial shareholder of the Trust. Under its terms, the Plan continues from year to year, provided its continuance is approved annually by vote of the Trust's full Board, as well as by a majority of the Independent Trustees of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Independent Trustees”). The Plan may not be amended to increase materially the amount of the fees paid under the Plan with respect to a Fund without approval of Service Class shareholders of the Fund. In addition, all material amendments of the Plan must be approved by the Trustees and Independent Trustees in the manner described above. The Plan may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Service Class shares of that Fund (as defined in the 1940 Act).
In addition, SSGA FM and its affiliates, at their own expense and out of their own legitimate profits or other resources, pay additional compensation to certain authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies, or other financial intermediaries that have entered into a distribution agreement, service agreement or other type of arrangement with SSGA FM, SSGA FD or the Funds (“Authorized Firms”) for selling or servicing Fund shares. Authorized Firms that receive these payments may be affiliated with SSGA FM. Payments may relate to selling and/or servicing activities, such as: access to an Authorized Firm's customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesale activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program.
SSGA FM does not direct the Funds' portfolio securities transactions or provide any brokerage-related remuneration to broker-dealers for promoting or selling Fund shares.
SSGA FM and its affiliates also may pay financial consultants for products and/or services such as: (i) performance analytical software, (ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting, and (iv) asset/liability studies and other types of retirement plan consulting. SSGA FM and its affiliates may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Funds to their client investors. Firms and consultants that receive these various types of payments (including those affiliated with SSGA FM) may have a conflict of interest in selling the Funds rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.
For the fiscal year ended September 30, 2022, the Funds paid $33,539 to SSGA FD for distribution and shareholder servicing.  For the fiscal year ended September 30, 2022, the following Funds paid SSGA FD under their 12b-1 Plans:
Fund	Amount Paid Under Service Class 12b-1 Plan
Premier Growth Equity Fund	$28,362
Small-Cap Equity Fund	$4,811
U.S. Equity Fund	$366

For the fiscal year ended September 30, 2022, the fees paid by the Funds under each Fund's Service Class 12b-1 Plan were spent as follows:
Fund	Printing & Mailing of Prospectuses to Other than Current Shareholders	Compensation to Dealers	Compensation to Sales Personnel	Other*	Total
Premier Growth Equity Fund	$0	$28,066	$0	$296	$28,362
Small-Cap Equity Fund	$0	$4,962	$0	$0	$4,962
U.S. Equity Fund	$0	$399	$0	$0	$399
*
Includes such items as compensation for travel, conferences and seminars for staff, professional fees, technology, services, and overhead (including space/facilities and management).
Sub-Administrator and Custodian
State Street serves as the sub-administrator for the Funds, pursuant to a sub-administration agreement (the “Sub-Administration Agreement”). State Street serves as the custodian for the Funds, pursuant to a custody agreement (the “Custody Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Funds. Under the Custody Agreement, State Street is obligated to provide certain custody services to the Funds, as well as basic portfolio recordkeeping required by the Funds for regulatory and financial reporting purposes. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with the Adviser. State Street's mailing address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.
As consideration for services provided under the Sub-Administration Agreement and the Custody Agreement, the Adviser, from its Management Fee, pays State Street a fee for the services, which is accrued daily and paid monthly based on the average monthly net assets of each Fund. The Adviser, from its Management Fee, also pays State Street transaction and service fees for these services and reimburses State Street for out-of-pocket expenses.
Transfer Agent
U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207, serves as the transfer agent. As transfer agent, U.S. Bancorp Fund Services, LLC is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, U.S. Bancorp Fund Services, LLC receives monthly fees charged to the Funds, plus certain charges for securities transactions.
Securities Lending
None of the Funds engaged in securities lending activities during the fiscal year ended September 30, 2021.
Counsel and Independent Registered Public Accounting Firm
Ropes & Gray LLP serves as counsel to the Trust. The principal business address of Ropes & Gray LLP is 800 Boylston Street, Boston, Massachusetts 02199. Sullivan & Worcester LLP, located at One Post Office Square, Boston, Massachusetts, 02109, serves as independent counsel to the Independent Trustees.
Ernst & Young LLP serves as the independent registered public accounting firm for the Trust and provides (i) audit services and (ii) tax services. In connection with the audit of the 2021 financial statements, the Trust entered into an engagement agreement with Ernst & Young LLP that sets forth the terms of Ernst & Young LLP's audit engagement. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.
Portfolio Managers
The Adviser manages the Funds using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of September 30, 2022
Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)	Total Assets Managed (billions)
Paul Nestro	5	$8.23	17	$1.37	11(1)	$2.78(1)	$12.38
William Sandow	5	$8.23	17	$1.37	11(1)	$2.78(1)	$12.38
Chris Sierakowski	5	$8.23	17	$1.37	11(1)	$2.78(1)	$12.38
Michael Solecki	5	$8.23	17	$1.37	11(1)	$2.78(1)	$12.38
Fares Altaher(2)	30	$16.55	155	$170.00	186(3)	$72.81(3)	$259.36
Shawn McKay(2)	30	$16.55	155	$170.00	186(3)	$72.81(3)	$259.36
Carrie Peluso(2)	30	$16.55	155	$170.00	186(3)	$72.81(3)	$259.36
Marc Shapiro	1	$0.01	2	$0.01	1,473	$1.88	$1.90
Dennison Veru	1	$0.01	0	$0	218	$0.23	$0.24
Scott Brayman	7	$10.20	4	$1.01	107(4)	$3.55(4)	$14.76
Frank Latuda, Jr.	3	$0.03	0	$0	55	$802.50	$802.53
McAfee Burke	3	$0.03	0	$0	22	$0.55	$0.58
Michael Cook	3	$0.33	2	$0.03	82	$0.32	$0.68
Phillip Cook	3	$0.33	2	$0.03	82	$0.32	$0.68
(1)
Includes 2 accounts (totaling $279.59 million in assets under management) with performance-based fees.
(2)
The noted portfolio manager of the Small-Cap Equity Fund is responsible for allocating the Fund's assets to separate teams of portfolio managers and analysts for day-to-day management.
(3)
Includes 4 accounts (totaling $196.62 million in assets under management) with performance-based fees.
(4)
Includes 13 accounts (totaling $577.41 million in assets under management) with performance-based fees.
None of the portfolio managers listed above beneficially owned shares of any of the Funds as of September 30, 2022, except as noted in the table below:
Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
William Sandow	Premier Growth Equity Fund	Over $100,000
Portfolio Managers – Potential Conflicts of Interest
Portfolio managers at SSGA FM and at each Sub-Adviser may manage multiple registered investment companies, unregistered investment pools and/or investment accounts, which could raise potential conflicts of interest in the areas described below. Each of SSGA FM and the Sub-Advisers has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.
SSGA FM
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of the Adviser's and Trust's Code of Ethics.
SSGA FM has a conflict of interest in its allocation of assets of the Small-Cap Equity Fund among the various Sub-Advisers. SSGA FM pays the management fees of the Sub-Advisers from its management fees and, therefore, may have an incentive to allocate more assets to Sub-Advisers with lower fees in order for SSGA FM to retain more of its management fee.
Champlain
The portfolio managers' management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Champlain has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
Compensation. Champlain compensates funds' portfolio managers for their management of the funds. Each fund's portfolio managers' compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability, and therefore in part based on the value of the fund's net assets and other client accounts they are managing. Each fund's portfolio managers also receive benefits standard for all of Champlain's employees, including health care and other insurance benefits. In addition, portfolio managers may also have an ownership stake in Champlain which would entitle them to a portion of the pre-tax profitability of the firm.
Brokerage Practices. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession.
In addition, Champlain may place a combined order for two or more accounts it manages, including a fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a fund may obtain, it is the opinion of Champlain that the advantages of combined orders outweigh the possible disadvantages of combined orders.

Champlain does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, Champlain may select a broker based upon brokerage or research services provided to Champlain. Champlain may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.
Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) permits Champlain, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, Champlain may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, Champlain believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.
To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which Champlain might utilize fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Champlain may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by Champlain will be in addition to and not in lieu of the services required to be performed by Champlain under an Advisory Agreement. Any advisory or other fees paid to Champlain are not reduced as a result of the receipt of research services.
In some cases the Champlain may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, Champlain makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while Champlain will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, Champlain faces a potential conflict of interest, but Champlain believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.
From time to time, Champlain may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide Champlain with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
Trade Allocation. Champlain will seek to manage potential conflicts of interest in the following specific respects:
(i) When a potential transaction would benefit more than one client, trades will be bunched where advantageous and allocated pro rata until all participating accounts have been satisfied, or by some other means deemed fair under the circumstances; the firm's trading system facilitates the automated accomplishment of this fair allocation. Allocations may not be pro-rata due to individual account restrictions or guidelines. This will result in a slightly larger allocation in permitted securities to those accounts than would otherwise be warranted by the account assets or no allocation at all if the security violates account guidelines. Also, cash flows in particular accounts are often considered when allocating investment opportunities; and (ii) ensuring that the firm's Code of Ethics provisions on personal securities trading are followed so that personal trading by employees does not interfere with trading on behalf of clients.

Kennedy
Compensation. Kennedy's compensation structure is designed to directly tie investment professionals to the performance of client portfolios and thus to align Kennedy's employees' interests with those of clients. Kennedy believes that its measures are highly objective and significantly driven by the performance contribution attributable to each investment professional.
Brokerage Practices. Kennedy has partnered with the Integrated Trading Solutions team at Northern Trust (“NT ITS”) as an outsourced trading partner leveraging NT ITS to provide trade order execution with the objective of obtaining the best possible execution for each order. In conjunction with the migration to an outsourced trading solution, Kennedy has generally “unbundled” the investment research, brokerage products or other services (collectively “Products and Services”) received from the order execution process. The Products and Services may be useful for all client accounts, and not all research may be useful for the account for which the particular transaction was effected. Kennedy seeks to limit its soft commission use to those Products and Services that it believes facilitate the investment decision making process and otherwise comply with the SEC's interpretations of Section 28(e). Kennedy has set a commission rate that exceeds the amounts other broker-dealers might have charged for effecting these transactions, which has been determined in good faith that such amount is reasonable in relation to the value of the Products and Services provided, viewed either in terms of a particular transaction or in the overall duty to their clients. Kennedy believes that research obtained with soft dollars benefits all of its clients regardless of strategy.
Trade Allocation. To address potential conflicts Kennedy has developed a trade allocation policy which provides that all accounts are treated similarly to any other client account and in a manner that it believes does not conflict with the interests of any client. It is Kennedy's policy that accounts are traded according to its stated policies and allocated fairly so that no one account or strategy is favored over another. Kennedy generally aggregates orders of all portfolios where it is buying or selling the same security at the same time with the participating accounts generally receiving the same average price and proportional share of execution expenses. Trades are allocated to participating accounts on a pro-rata basis.
Palisade
Compensation. The compensation paid to Palisade for managing the Fund assets allocated to it is based only on a percentage of assets under management.
IPO Allocation. If a portfolio manager identifies an IPO that may be suitable for more than one Fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Palisade has adopted procedures to ensure the fair and equitable allocation of IPO shares to the Fund it advises and other client accounts consistent with its fiduciary obligations to each of its clients. Palisade generally invests in and allocates IPOs to eligible accounts based on the target amount submitted in advance by the portfolio managers for each strategy for accounts which are eligible to participate in IPOs.
Brokerage Practices. Palisade generally determines the broker or dealer through which client transactions will be effected on a transaction-by-transaction basis (although some clients direct Palisade to use a particular broker or dealer for a portion of the transactions in their accounts). Palisade receives benefits other than execution from various broker-dealers in connection with client securities transactions. Consistent with its duty to seek best execution, Palisade typically directs client orders to broker-dealers in recognition of research and/or order execution services furnished by them, as permitted by Section 28(e) of the Exchange Act. In some cases, research services that are generated by third parties are provided by or through broker-dealers. Clients may pay commissions higher than those charged by other broker-dealers in return for soft dollar benefits. Palisade does not attempt to allocate the relative costs or benefits of soft dollar benefits such as research to client accounts proportionately to the soft dollar benefits generated by the account. Palisade believes that the soft dollar benefits (including research) are, in the aggregate, of assistance in fulfilling its overall responsibilities to clients.
Trade Allocation. Consistent with its duty to seek best execution, Palisade typically buys and sells securities on a “bunched” or aggregated basis for eligible accounts, so long as transaction costs are shared equitably and on a prorated basis between all accounts included in any such trade. While Palisade will always try to allocate investment opportunities and the results of transactions pro rata in the first instance, Palisade may allocate on a basis other than pro rata, if, under the circumstances, Palisade believes that such other method of allocation is reasonable, does not result in improper or undisclosed advantage or disadvantage to participating accounts, and results in fair access, over time, to investment and trading opportunities for all eligible accounts. Palisade will consider factors such as: investment objectives and style; risk/return parameters; legal, regulatory, and client requirements or restrictions; tax considerations; account size; sensitivity to turnover; and available cash and cash flows.
SouthernSun
Compensation. The compensation paid to SouthernSun for managing the Fund is based only on a percentage of assets under management. In limited instances, SouthernSun may enter into performance-based fee arrangements with certain clients. SouthernSun has implemented and designed policies and procedures in an effort to ensure that all clients are treated fairly and to prevent this type of conflict from influencing the allocation of investment opportunities among clients.
IPO Allocation. SouthernSun does not participate in IPOs as a routine practice. In the rare event that it does so in the future, allocation among client accounts would follow similar policies as those relating to aggregate trades.
Brokerage Practices. As an investment advisory firm, SouthernSun has a fiduciary and fundamental duty to seek best execution for all client transactions and, as a matter of policy and practice, does seek to obtain best execution for client transactions. Although SouthernSun may, at times, elect to support its clients' request for participation in established commission recapture or discount programs, SouthernSun's duty to seek best execution, pursuant to established best execution policies, will dictate broker selection for all client transactions. In the event that a client requests SouthernSun to participate in a commission recapture or discount program and SouthernSun agrees, the firm will discuss the request with the client to confirm the firm's understanding of the program and to implement.
Notwithstanding the foregoing, participation in a commission recapture or discount program may compromise SouthernSun's ability to seek best execution.
SouthernSun has a best execution process where brokers are evaluated on the following criteria: qualitative information and quantitative performance which is currently based on transaction cost analysis data. The commissions charged must be, in SouthernSun's judgment, reasonable under the circumstances in light of the value of all services provided.
During the routine course of business, SouthernSun's trading desk selects a broker for each discretionary trade, unless restricted by contract or explicit client instructions, and takes into consideration certain qualitative factors (e.g., execution, responsiveness, anonymity, access to liquidity, geographic location, size and specialty of the firm, flexibility, etc.) for the given security at that period in time in an attempt to facilitate best execution. For example, depending on the size of the trade, the same broker is not always the best source of liquidity every time SouthernSun elects to trade that position. SouthernSun may have advisory relationships with affiliates of brokers selected for each trade; however, such relationships are not the determinant in the firm's broker selection process. SouthernSun may or may not elect to solicit competitive bids or offers for a particular transaction based on the trading desk's judgment of the potential benefit or harm to the execution of that transaction. Prior to adding a new broker to the approved broker list, the Chairman of the Best Execution Committee will notify the Committee of the new potential broker, including the rationale for presenting the broker. The Compliance and Legal Team must also screen the broker to determine if there are any significant deficiencies from a due diligence perspective. If a screened broker has significant deficiencies identified by the Compliance and Legal Team, or warrants further review for other reasons, the Best Execution Committee must review the results and opine on the addition of any new broker. For purposes of ongoing due diligence, the Compliance and Legal Team will periodically send current brokers a due diligence questionnaire and will review responses for any notable business, regulatory, or legal updates. As part of the semi-annual Best Execution meeting, the Committee will review each broker's performance, determine any underperformance based on various factors, and remove any brokers from the Approved Broker List as needed.
SouthernSun receives research and other services including, but not limited to, access to conferences, management meetings, and plant and facility tours from brokers with whom SouthernSun trades as well as brokers who are trying to solicit business but with whom SouthernSun does not currently have a trading relationship. For those situations in which we receive research and other services from brokers with whom we trade, these are considered “soft dollar” benefits that fall within the safe harbor provision of Section 28(e) of the Exchange Act. However, SouthernSun is under no obligation to trade with any broker and does not adjust commission rates for research and other services. These services are used for the benefit of all applicable clients irrespective of the nature of the relationship. SouthernSun does not attempt to allocate such services proportionately to clients based on the soft dollar benefits generated by their respective accounts. SouthernSun pays a negotiated rate in cents per share or per transaction or in basis points depending on the broker, but SouthernSun does not currently have any formal soft dollar arrangements with any broker.

Trade Allocation. SouthernSun generally adheres to a trade sequence when investing for accounts under similar investment policies and objectives. SouthernSun's trade sequence typically includes two steps:
1)
Fully discretionary trading relationships and
2)
Captive or directed trading relationships
Unified Managed Accounts (“UMA”) or model relationships are typically provided investment model updates only if there is a change in the target weightings and the trade sequence has completed the first two steps. In limited instances, SouthernSun provides additional trading information to certain UMA managers based on contractual obligations and/or the sophistication and capabilities of UMA manager's methodology for receiving such information. Fully discretionary separately managed accounts (“SMAs”) generally utilize the same investment strategies offered to wrap programs, but wrap accounts may experience performance dispersion relative to SMAs, and one another, as a result of investment discretion and brokerage selection differences, among other reasons.
Each account and/or trading relationship in step 2 is placed in a randomizer giving each relationship an equal opportunity in the sequence of trading. The trade sequence may be altered or not completed at the discretion of the Investment Team or the trading desk, depending on the time of trade, liquidity conditions, and the broker's ability to complete the trade, in order to facilitate best execution. In addition, any employee-related pooled vehicles will be traded in the same manner and subject to all of the trading procedures in this section (i.e. cycle, aggregation, and allocation), as well as the overall principles of Brokerage Practices discussed in Item 12 of the firm's Form ADV Part 2.
SouthernSun may aggregate client purchase and sale orders of securities with those of other clients if, in SouthernSun's judgment, such aggregation is reasonably likely to result in an overall economic benefit to its clients, better execution price, lower commission expenses, beneficial timing of transactions, or a combination of these and other factors. SouthernSun may also consider a cross trade if it is permissible, determined to be a mutually beneficial opportunity for both sides of the trade, and executed at arm's length. Any cross trades that occur must be approved by a member of SouthernSun's Compliance team.
Partially filled orders are generally allocated on a prorated basis in order to achieve comparable gross exposure levels per each security position held or traded. Orders filled with less than 25% of the total order size are typically allocated on a random basis across similar accounts. Similar accounts are defined as a common investment strategy, trading venue, or both.
These allocation guidelines could be altered for accounts that pay commissions on a per trade basis rather than a per share basis, or other client-directed requests. Orders that are not completed retain priority in subsequent trading, subject to the conditions previously mentioned.
Portfolio Managers – Compensation
Set forth below are descriptions of the structure of, and methods used to determine, portfolio manager compensation at SSGA FM and each of the Sub-Advisers.
SSGA FM
SSGA's culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. SSGA's Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and SSGA business results, an incentive pool is allocated to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm's overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm's or business unit's profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team's compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees' interests with SSGA clients' and shareholders' long-term interests.
SSGA recognizes and rewards outstanding performance by:
•Promoting employee ownership to connect employees directly to the company's success.
•Using rewards to reinforce mission, vision, values and business strategy.
•Seeking to recognize and preserve the firm's unique culture and team orientation.
•Providing all employees the opportunity to share in the success of SSGA.
Champlain
All employees and partners have a base salary, along with participation in a discretionary bonus plan. In addition, partners participate in pre-tax profit distributions.
Kennedy
Kennedy's compensation structure is designed to directly tie investment professionals to the performance of client portfolios and thus to align Kennedy's employees' interests with those of clients. Kennedy believes that its measures are highly objective and significantly driven by the performance contribution attributable to each investment professional.
Portfolio Manager Compensation
Portfolio manager compensation begins with a base salary and is typically augmented by both quarterly and annual bonuses. Quarterly investment performance bonuses are generally based upon the returns generated for client accounts relative to one or more identified benchmarks on a trailing one-year basis, and also relative to industry peers on a rolling three-year basis. Other forms of variable compensation, including annual bonuses, are typically based on the achievement of certain goals (such as assets under management and investment performance) as well as subjective scoring.
Assistant Portfolio Manager Compensation
In line with the way portfolio managers are compensated, assistant portfolio managers (“APMs”) at Kennedy receive a combination of fixed and variable pay. APMs may continue to perform research on stocks in one or more economic sectors, and may therefore be compensated in part by tracking a “shadow” portfolio designed to emulate the performance of clients' accounts.
Palisade
Palisade seeks to maintain a compensation program that is competitive within its industry. Employee portfolio managers receive a fixed base salary based on their experience and responsibilities and are eligible for a variable annual performance-based incentive bonus. The incentive bonus is based on a combination of the firm's overall results and the general overall before-tax performance of all accounts managed by the portfolio manager, including the Small-Cap Equity Fund, based in part on the Fund's objective performance over the past one-, three- and five-year periods against the

Russell 2000® Index benchmark and the Small-Cap Equity Fund's ranking within an appropriate peer group and other subjective factors. Palisade's investment professionals may also receive discretionary bonuses tied to the performance of Palisade, the Small-Cap Core Equity team, and the individual. Portfolio managers who are partners of the firm receive distributions based on their pro rata share of the firm's profits.
Palisade maintains a Unit Appreciation Rights (“UAR”) Plan, whereby key employees of Palisade, including all eligible members of the Small Cap Core Equity team, participate in the UAR Plan. This plan provides an opportunity for each participating employee to share in the appreciation of Palisade's equity value over time, similar to a stock option plan in a publicly traded company.
All employees are eligible for Palisade's 401(k) plan, group life, health and disability insurance programs.
SouthernSun
The compensation and interests of SouthernSun's co-portfolio managers are aligned with their clients. The co-portfolio managers are compensated by a fixed salary, bonus compensation, retirement and 401(k) Plan contributions, potentially profit sharing, and ownership distributions.
Proxy Voting Policies and Procedures
The Board has adopted proxy voting policies pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Funds, other than the Small-Cap Equity Fund, which is sub-advised by Champlain, Kennedy, Palisade and SouthernSun, to SSGA FM as part of the Adviser's general management of the Funds, subject the Board's continuing oversight. The Trust's proxy voting procedures are located in Appendix B, and the Adviser's and Sub-Advisers' proxy voting policies are located in Appendix C.
Subject to SSGA FM's recommendation and review of the proxy voting policies of each Sub-Adviser, the Board has delegated the responsibility for voting proxies held by the Small-Cap Equity Fund to Champlain, Kennedy, Palisade and SouthernSun.
At least annually, SSGA FM and each Sub-Adviser will present to the Board its proxy voting policy. In addition, SSGA FM and each Sub-Adviser will notify the Board of any material change to its policy promptly and no later than the next regular Board meeting after the material change occurs.
Reporting a Material Conflict of Interest
A material conflict of interest may arise in a situation where the proxy analyst, Portfolio Manager or Securities Analyst, when voting the proxy, has knowledge of a situation where either SSGA FM or one of its affiliates would enjoy a substantial or significant benefit from casting a vote in a particular way (“Material Conflict of Interest”). If a Material Conflict of Interest does arise, such conflict will be documented by SSGA FM or each Sub-Adviser, as applicable, on a Material Conflict of Interest form and the Board will be notified of such Material Conflict of Interest at the next regular board meeting after the Material Conflict of Interest occurs.
Additional Information
Should a shareholder of a Fund wish to obtain information, free of charge, regarding how proxies received by a particular Fund were voted during the most recent 12-month period ending June 30 of each year, please call 1-800-242-0134 during business hours. A shareholder may also view such information on either the Trust's website at www.ssga.com or the SEC's website at www.sec.gov under the name of the Trust, filed under Form N-PX.
Brokerage Allocation and Other Practices
Portfolio transactions are placed on behalf of a Fund by the Adviser or a Sub-Adviser, as applicable. The section below describes how portfolio transactions are affected by the Adviser. A discussion of how portfolio transactions are affected by each Sub-Adviser is included within the “PORTFOLIO MANAGERS” section above.
Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (e.g., fixed income securities) because the Funds pay a spread which is included in the cost of the security and represents the difference between the dealer's quoted price at which it is willing to sell the security and the dealer's quoted price at which it is willing to buy the security.

When a Fund executes an over the counter order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.
In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser's duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.
The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser's Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:
•Prompt and reliable execution;
•The competitiveness of commission rates and spreads, if applicable;
•The financial strength, stability and/or reputation of the trading counterparty;
•The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;
•Local laws, regulations or restrictions;
•The ability of the trading counterparty to maintain confidentiality;
•The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;
•Market share;
•Liquidity;
•Price;
•Execution related costs;
•History of execution of orders;
•Likelihood of execution and settlement;
•Order size and nature;
•Clearance and settlement capabilities, especially in high volatility market environments;
•Availability of lendable securities;
•Sophistication of the trading counterparty's trading capabilities and infrastructure/facilities;
•The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;
•Speed and responsiveness to the Adviser;
•Access to secondary markets;
•Counterparty exposure; and
•Depending upon the circumstances, the Adviser may take other relevant factors into account if the Adviser believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.
In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances. Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:
(i)
The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;

(ii)
The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;
(iii)
The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;
(iv)
Whether the transaction is a ‘delivery versus payment' or ‘over the counter' transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over the counter' transactions; and/or
(v)
Any other circumstances that the Adviser believes are relevant at the time.
The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Funds.
The brokerage commissions paid by the Funds for the last three fiscal years are shown below:
Fund	2022	2021	2020
Premier Growth Equity Fund(1)	$15,749	$9,613	$34,919
Small-Cap Equity Fund	$598,916	$729,198	$860,965
U.S. Equity Fund	$93,977	$75,695	$87,197
(1)
The difference in brokerage commissions paid by the Funds during the fiscal years ended September 30, 2022 and 2021 relative to the fiscal year ended September 30, 2020 was primarily the result of a decrease in the Funds' assets under management.
State Street Institutional Premier Growth Equity Fund and State Street Institutional U.S. Equity Fund only: With respect only to the Premier Growth Equity Fund and U.S. Equity Fund (the “Stamford Active Fundamental Equity Funds”), which are managed through the Adviser's Stamford, Connecticut-based Active Fundamental Equity business, the Adviser uses “soft” or equity commission dollars for the purchase of third party research permissible under Section 28(e) of the Exchange Act. Research services received by the Adviser on behalf of its Stamford Active Fundamental Equity Funds includes, among other things, research reports and analysis, stock specific and sector research, market color, market data and regulatory analysis.
For Funds other than the Stamford Active Fundamental Equity Funds (the “Non-Stamford Active Fundamental Equity Funds”): The Adviser does not currently use the Non-Stamford Active Fundamental Equity Funds' assets in connection with third party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Non-Stamford Active Fundamental Equity Funds for the purchase of third party research, the Adviser reserves the right to do so in the future.
The following table shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2022. Funds that are not listed paid no brokerage commissions to firms for such services.
Fund	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
U.S. Equity Fund	$26,854	$551,153,459
Small-Cap Equity Fund	$243,521	$499,871,377
Premier Growth Equity Fund	$8,222	$99,653,808
The following table shows the dollar amount of brokerage commissions paid to each firm that provided research and brokerage services obtained in compliance with Section 28(e) of the Exchange Act, and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2022. Certain firms, commissions paid, and total amounts paid for transaction services listed may reflect research and brokerage services obtained by the Sub-Advisers.
Firm	Commissions Paid to Firm for Brokerage and Research Services	Total Amount of Transactions for Brokerage and Research Services
Goldman Sachs	$2,895	$390,254,908
Westminster Research Asssociates	$17,859	$204,304,421

Firm	Commissions Paid to Firm for Brokerage and Research Services	Total Amount of Transactions for Brokerage and Research Services
Northern Trust	$51,976	$79,262,913
Morgan Stanley	$6,670	$73,640,745
Virtu Americas LLC	$20,637	$56,471,486
Robert W. Baird & Co Inc.	$27,126	$51,337,813
Fidelity	$6,857	$41,067,214
Cantor, Fitzgerald	$4,562	$30,534,344
Citigroup	$3,972	$27,627,365
MKM Partners, LLC.	$10,614	$23,114,271
UBS	$2,254	$19,019,647
JP Morgan	$2,510	$17,443,529
BofA Merrill Lynch	$1,589	$14,522,936
RBC Capital Markets	$14,490	$12,752,634
Instinet	$1,367	$12,452,406
Credit Suisse	$1,234	$11,099,873
Jefferies, LLC.	$15,460	$10,821,199
Piper Sandler & Co.	$9,624	$8,897,576
Raymond James Associates Inc.	$7,414	$7,590,456
KeyBanc Capital Markets, Inc.	$9,503	$7,065,569
CJS Securities	$6,770	$6,442,198
Stephens Inc.	$8,507	$6,105,549
B. Riley Securities	$4,651	$6,007,276
Jones Trading	$8,790	$4,634,833
Northcoast Research Partners,LLC.	$6,621	$4,518,189
Strategas Securities, LLC.	$6,206	$3,977,849
Wells Fargo NA	$1,889	$3,483,868
D.A. Davidson	$3,344	$3,023,568
BTIG	$1,014	$2,145,317
JMP Securities, LLC.	$2,619	$2,006,824
Evercore ISI	$3,919	$1,994,537
Oppenheimher & Company Inc.	$490	$1,631,507
Truist Securities, Inc.	$2,166	$1,321,538
Stifel,Nicolaus & Co Inc.	$2,156	$1,130,034
Weeden	$120	$930,077
Liquidnet & Company	$577	$776,755
Scotia	$31	$642,305
Abel Noser	$82	$409,884
Barclays	$32	$215,230
Securities of “Regular Broker-Dealer.” The Trust is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.
The Trust's holdings in Securities of Regular Broker-Dealers as of September 30, 2022 are as follows:
Raymond James Financial Inc.	$6,641,396
Stifel Financial Corp.	$2,090,675
SVB Financial Group	$1,978,752
Piper Sandler Cos.	$1,791,997
JPMorgan Chase & Co.	$1,417,542

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.
The following table provides the portfolio turnover rates for each Fund over the past two fiscal years.
Fund	Portfolio Turnover for Fiscal Year Ended September 30, 2022	Portfolio Turnover for Fiscal Year Ended September 30, 2021
Premier Growth Equity Fund	41%	27%
Small-Cap Equity Fund	30%	42%
U.S. Equity Fund	29%	35%
Declaration of Trust, Capital Stock and Other Information
The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of Delaware pursuant to a Certificate of Trust dated May 23, 1997, as amended from time to time. The Trust's Amended and Restated Declaration of Trust, dated July 24, 1998, as amended from time to time (the “Declaration”) permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust par value $0.001 per share. Under the Declaration, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders.
The Declaration also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of two classes of shares of the Funds, designated as the Investment Class shares and the Service Class shares. The shares of each class of each Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that Fund. Holders of Service Class shares have certain exclusive voting rights on matters relating to the Plan. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.
In the interest of economy and convenience, certificates representing shares of a Fund are not physically issued. U.S. Bancorp Fund Services, LLC maintains a record of each shareholder's ownership of shares of a Fund.
Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (a) the distribution and service fees relating to Service Class shares will be borne exclusively by that class, and (b) each of the Service Class shares and the Investment Class shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by IRS on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Service Class shares or Investment Class shares are purchased. In the event of liquidation, shareholders of each class of each Fund are entitled to share pro rata in the net assets of the class of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.
Unless otherwise required by the 1940 Act or the Declaration, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust.
Shareholder Liability. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (“DBTA”) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Trust has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration: (a) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (b) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any Fund, and (b) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (a) a court refuses to apply Delaware law; (b) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (c) the Trust itself would be unable to meet its obligations. In the light of DBTA, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder is remote.
Limitation of Trustee and Officer Liability. The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.
Limitation of Interseries Liability. All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.
Voting. When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each of the Service Class and the Investment Class represents an identical interest in a Fund's investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (i) the designation of each Class; (ii) the sales arrangement; (iii) certain expenses allocable exclusively to each Class; and (iv) voting rights on matters exclusively affecting a single Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the two Classes. The Trustees, on an ongoing basis, will consider whether any conflict exists and, if so, will take appropriate action. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the Trust's Board deems the change necessary.
When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all Funds vote as a single class on all matters except (1) matters affecting the interests of one or more of the Funds or Classes of a Fund, in which case only shares of the affected Funds or Classes would be entitled to vote, or (2) when the 1940 Act requires the vote of an individual Fund. Normally, no meetings of shareholders of the Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares.
Pricing of Shares
Multiple-class funds do not have a single share price. Rather, each class has a share price, called its NAV. The price per share for each class of each Fund is determined each business day (unless otherwise noted) at the scheduled close of the NYSE (ordinarily 4:00 p.m. Eastern time). A business day is one in which the NYSE is open for regular trading. A Fund does not calculate its price on days in which the NYSE is closed for trading. Currently, the NYSE is open for regular trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your Funds account representative if you have questions on early NYSE closing times. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed.

The Funds' securities will be valued pursuant to guidelines established by the Board.
Dividends, Distributions
Net investment income (that is, income other than long- and short-term capital gains) and net realized long- and short-term capital gains are determined separately for each Fund. Dividends of a Fund which are derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested in additional shares of the same Class of the Fund, respectively, and deposited in the shareholder's account, unless the shareholder instructs the Trust, in writing or by telephone, to pay all dividends and distributions in cash. Shareholders may contact the Trust for details concerning this election. However, if it is determined that the U.S. Postal Service cannot properly deliver mailings by a Fund to a shareholder, the Fund may terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund until the shareholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.
Dividends attributable to the net investment income, if any, are declared and paid annually. Dividends attributed to realized capital gains, if any, of each Fund are declared and paid annually. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made annually. These dividends and distributions are intended to comply with the requirements of the Code and are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. As a result of the different service and distribution fees applicable to the Classes, the per share dividends and distribution on Investment Class shares will be higher than those on the Service Class shares.
Each Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of a Fund's shareholders, the Trust may declare and pay dividends of the Fund's net investment income and distributions of the Fund's net capital gains more frequently than stated above.
Taxation of the Funds
The following discussion of U.S. federal income tax consequences of an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situations.
Qualification as a Regulated Investment Company
Each Fund has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets consists of cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and no more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of its assets are invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.
In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in section (a)(i) of the preceding paragraph), will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes, because they meet the passive income requirement under Code Section 7704(c)(2). Further, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund's ability to meet the diversification test in (b) above.
If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest or disposing of certain assets. If such Fund were ineligible to or otherwise did not cure such failure for any year, or if such Fund were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax at the Fund level on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income (if any) and net capital gains (as defined below), would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund's shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.
Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income retained by a Fund will be subject to tax at the Fund level at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (a) of the preceding sentence and the tax deemed paid by the shareholder under clause (b) of the preceding sentence. The Funds are not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
If a Fund were to fail to distribute in a calendar year at least an amount equal, in general, to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or November 30 or December 31, if the Fund is eligible to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC's ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund's net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. See a Fund's most recent annual shareholder report for the Fund's available capital loss carryovers as of the end of its most recently ended fiscal year.
Taxation of Distributions Received by Shareholders
For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her Fund shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets the Fund has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments the Fund has owned (or is deemed to have owned) for one year or less. Distributions of net-capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at each of the shareholder and the Fund level.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

If a Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
Shareholders of a Fund will be subject to federal income taxes as described herein on distributions made by the Fund whether received in cash or reinvested in additional shares of the Fund.
Distributions with respect to a Fund's shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's NAV includes either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund's shares below the shareholder's cost basis in those shares. As described above, a Fund is required to distribute realized income and gains regardless of whether the Fund's NAV also reflects unrealized losses.
In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to the dividend-paying stocks held by the Fund and the shareholder must meet holding period and other requirements with respect to the Fund's shares. In general, a dividend will not be treated as qualified dividend income (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company (“PFIC”).
In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of the Fund's gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.
In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Finally, the dividends-received deduction may otherwise be disallowed or reduced (x) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (y) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
Any distribution of income that is attributable to (a) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (b) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
If a Fund holds, directly or indirectly, one or more “tax credit bonds” issued on or before December 31, 2017 on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the bond otherwise allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to its proportionate share of the amount of such credits and be allowed a credit against the shareholder's U.S. federal income tax liability equal to the amount of such deemed distribution. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code, and the amount of the tax credits may not exceed the amount reported by the Fund in a written notice to shareholders. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.
Tax Implications of Certain Fund Investments
Investments in Other RICs. If a Fund receives dividends from an underlying RIC (each, an “underlying RIC”) and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of such dividends as “qualified dividend income” when it distributes such portion to its shareholders, provided holding period and other requirements are met.
If a Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of such dividends as eligible for the dividends-received deduction as well when it distributes such portion to its shareholders, provided holding period and other requirements are met.
If an underlying RIC in which a Fund invests elects to pass through tax credit bond credits to its shareholders, then the Fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the Fund meets shareholder notice and other requirements.
The foregoing rules may cause the tax treatments of a Fund's gains, losses and distributions to differ at times from the tax treatment that would apply if the Fund invested directly in the types of securities held by the underlying RIC. As a result, investors may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than they otherwise would.
Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, OID is treated as interest income and is included in a Fund's income and required to be distributed by the Fund over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind obligations will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the obligation during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired in the secondary market by a Fund may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation, and (iii) the rate at which the market discount accrues, and thus is included in a Fund's income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer's financial statements. The IRS and the Department of Treasury have issued final regulations providing that this rule does not apply to accrued market discount. If this rule were to apply to the accrual of market discount, each Fund would be required to include in income any market discount as it takes the same into account on its financial statements, even if the Fund does not otherwise elect to accrue market discount currently for federal income tax purposes.
If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would have if the Fund had not held such obligations.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.
Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.
At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether, when or to what extent the Fund should recognize market discount on such a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
Certain Investments in REITs. Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Certain Investments in Mortgage Pooling Vehicles. Certain Funds may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income (including income allocated to the Fund from certain pass-through entities) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a RIC investing in such securities may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate a Fund's distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
Passive Foreign Investment Companies. Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
Options and Futures. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund's obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
A Fund's options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund's long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the dividends-received deduction, as the case may be.
The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, a Fund's transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.
Commodity-Linked Instruments. A Fund's direct or indirect investments in commodities and commodity-linked instruments can be limited by the Fund's intention to qualify as a RIC, and can bear on the Fund's ability to so qualify. Income and gains from commodities and certain commodity-linked instruments does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund's nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.
Book-Tax Differences. Certain of a Fund's investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund's book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a Fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.
Personal Holding Company
A Fund will be a personal holding company for federal income tax purposes if 50% or more of the Fund's shares are owned, at any time during the last half of the Fund's taxable year, directly or indirectly by five or fewer individuals. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. If a Fund becomes a personal holding company, it may be subject to a tax of 20% on all its investment income and on any net short-term gains not distributed to shareholders on or before the fifteenth day of the third month following the close of the Fund's taxable year. In addition, a Fund's status as a personal holding company may also limit the ability of the Fund to distribute dividends with respect to a taxable year in a manner qualifying for the dividends-paid deduction subsequent to the end of the taxable year and will prevent the Fund from using tax equalization (as described below). Each Fund intends to distribute all of its income and gain in timely manner such that it will not be subject to an income tax or an otherwise applicable personal holding company tax, but there can be no assurance that the Fund will be successful in doing so each year. Each Fund is currently treated as a personal holding company.
Tax Equalization
Under current law, if a Fund is not treated as a personal holding company for U.S. federal income tax purposes, the Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the Fund's accumulated earnings and profits. This practice, called tax “equalization,” reduces the amount of income and/or gains that the Fund is required to distribute as dividends to non-redeeming shareholders. Tax equalization is not available to the Funds because of their current status as personal holding companies, which may result in a Fund being required to distribute a greater amount to non-redeeming shareholders in the form of dividends to avoid a fund-level federal income or excise tax or to qualify as a RIC than the Fund would have distributed were it not a personal holding company, including in particular, in the event of a redemption by a large shareholder.
Foreign Taxation
A Fund's income, proceeds and gains from sources within foreign countries may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, at the close of a Fund's taxable year, more than 50% of the assets of the Fund consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by a Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by such Fund. A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. If a Fund does not qualify for or does not make such election, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income.
If at the close of each quarter of its taxable year, at least 50% of the total assets of a Fund consists of interests in other RICs such Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by the underlying RIC in which it invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund qualifies to make such election for any year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Backup Withholding
A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders
Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in each Fund.
Redemptions and Exchanges
Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares generally will be disallowed under the Code's “wash sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Upon the redemption or exchange of shares of a Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds' prospectuses for more information.
Tax Shelter Reporting
Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders
Non-U.S. shareholders in a Fund should consult their tax advisors concerning the tax consequences of ownership of shares in the Fund. Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.
The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (i) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
If a Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A RIC is permitted to report such parts of its dividends as are eligible to be treated as interest-related or short-term capital gain dividends, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.
Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.
Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (a) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (b) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (c) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder's sale of shares of the Fund (as described below).
Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund, would retain their character as gains realized from USRPIs in the hands of the Fund's foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder's current and past ownership of the Fund. Each Fund generally does not expect that it will be a QIE.
Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and –payment obligations discussed above through the sale and repurchase of Fund shares.
Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.
In order for a foreign shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from back-up withholding, the foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute form). Non-U.S. investors in a Fund should consult their tax advisers in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.
A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax on income referred to above.
Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund's “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.

Underwriter
SSGA FD serves as the Funds' distributor pursuant to the Distribution Agreement by and between SSGA FD and the Trust. Pursuant to the Distribution Agreement, the Funds pay SSGA FD fees under the Rule 12b-1 Plan in effect for the Funds. For a description of the fees paid to SSGA FD under the Rule 12b-1 Plan, see “Shareholder Servicing and Distribution Plans,” above. SSGA FD is not obligated to sell any specific number of shares and will sell shares of a Fund on a continuous basis only against orders to purchase shares. The principal business address of SSGA FD is One Iron Street, Boston, MA 02210.
Financial Statements
The Trust's Annual Report dated September 30, 2022, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included in the Annual Report. The Trust will furnish, without charge, a copy of the Annual Report, upon request to the Trust at P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-800-242-0134.

APPENDIX A
RATINGS OF DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE, INC. (“MOODY'S”)
GLOBAL LONG-TERM RATING SCALE
Ratings assigned on Moody's global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
GLOBAL SHORT-TERM RATING SCALE
Ratings assigned on Moody's global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P GLOBAL RATINGS (“S&P”)
ISSUE CREDIT RATING DEFINITIONS
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
LONG-TERM ISSUE CREDIT RATINGS*
AAA: An obligation rated ‘AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated ‘BB', ‘B', ‘CCC', ‘CC', and ‘C' are regarded as having significant speculative characteristics. ‘BB' indicates the least degree of speculation and ‘C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
NR: This indicates that a rating has not been assigned or is no longer assigned.

*
Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
SHORT-TERM ISSUE CREDIT RATINGS
A-1: A short-term obligation rated ‘A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed debt restructuring.
FITCH RATINGS. (“FITCH”)
ISSUER DEFAULT RATINGS
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity's relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality.
‘AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
‘AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.
‘A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.
‘BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
‘BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative.
‘B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk.
Very low margin for safety. Default is a real possibility.
CC: Very high levels of credit risk.
Default of some kind appears probable.
C: Near default
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C' category rating for an issuer include:
a.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.
the formal announcement by the issuer or their agent of a distressed debt exchange;
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default.
‘RD' ratings indicate an issuer that in Fitch's opinion has experienced:
a.
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
b.
has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c.
has not otherwise ceased operating.
This would include:
i.
the selective payment default on a specific class or currency of debt;
ii.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default.
‘D' ratings indicate an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
SHORT-TERM RATINGS ASSIGNED TO ISSUERS AND OBLIGATIONS
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA' has three notch-specific rating levels (‘AA+'; ‘AA'; ‘AA-'; each a rating level). Such suffixes are not added to ‘AAA' ratings and ratings below the 'CCC' category. For the short-term rating category of ‘F1', a ‘+' may be appended. For Viability Ratings, the modifiers “+” or “–” may be appended to a rating to denote relative status within categories from ‘AA' to ‘CCC'. For derivative counterparty ratings the modifiers “+” or “–” may be appended to the ratings within ‘AA(dcr)' to ‘CCC(dcr)' categories.

APPENDIX B – TRUST'S PROXY VOTING PROCEDURES
SSGA FUNDS
STATE STREET MASTER FUNDS
STATE STREET INSTITUTIONAL INVESTMENT TRUST
ELFUN GOVERNMENT MONEY MARKET FUND
ELFUN TAX-EXEMPT INCOME FUND
ELFUN INCOME FUND
ELFUN DIVERSIFIED FUND
ELFUN INTERNATIONAL EQUITY FUND
ELFUN TRUSTS
STATE STREET NAVIGATOR SECURITIES LENDING TRUST
STATE STREET INSTITUTIONAL FUNDS
STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC. (THE “COMPANY”)1
PROXY VOTING POLICY AND PROCEDURES
As of September 20, 2017
The Board of Trustees/Directors of the Trust/Company (each series thereof, a “Fund”) have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust/Company's investment portfolios.
1. Proxy Voting Policy
The policy of the Trust/Company is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust/Company to SSGA Funds Management, Inc., the Trust/Company's investment adviser (the “Adviser”), subject to the Trustees/Directors' continuing oversight.
2. Fiduciary Duty
The right to vote proxies with respect to a portfolio security held by the Trust/Company is an asset of the Trust/Company. The Adviser acts as a fiduciary of the Trust/Company and must vote proxies in a manner consistent with the best interest of the Trust/Company and its shareholders.
3. Proxy Voting Procedures
A. At least annually, the Adviser shall present to the Boards of Trustees/Directors its policies, procedures and other guidelines for voting proxies (“Policy”) and the policy of any Sub-adviser (as defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Trustees/Directors of material changes to its Policy or the policy of any Sub-adviser promptly and not later than the next regular meeting of the Board of Trustees/Directors after such amendment is implemented.
B. At least annually, the Adviser shall present to the Boards of Trustees/Directors its policy for managing conflicts of interests that may arise through the Adviser's proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by a Fund to the Trustees/Directors at the next regular meeting of the Board of Trustees/Directors after such override(s) occur.
C. At least annually, the Adviser shall inform the Trustees/Director that a record is available with respect to each proxy voted with respect to portfolio securities of the Trust/Company during the year. Also see Section 5 below.
4. Revocation of Authority to Vote
The delegation by the Trustees/Directors of the authority to vote proxies relating to portfolio securities of the Trust/Company may be revoked by the Trustees/Directors, in whole or in part, at any time.
____________
1
Unless otherwise noted, the singular term “Trust/Company” used throughout this document means each of SSGA Funds, State Street Master Funds, State Street Institutional Investment Trust, State Street Navigator Securities Lending Trust, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified Fund, Elfun International Equity Fund, Elfun Trusts, State Street Institutional Funds, and State Street Variable Insurance Series Funds, Inc.
B-1

5. Annual Filing of Proxy Voting Record
The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of the Trust/Company to the Trust/Company or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust/Company's annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.
6. Retention and Oversight of Proxy Advisory Firms
A. In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm's staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to Boards of Trustees/Directors regarding the results of this review.
B. The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm's capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm's conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.
7. Periodic Sampling
The Adviser will periodically sample proxy votes to review whether they complied with the Policy. The Adviser shall, at least annually, report to the Boards of Trustees/Directors regarding the frequency and results of the sampling performed.
8. Disclosures
A.
The Trust/Company shall include in its registration statement:
1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
1. A statement disclosing that information regarding how the Trust/Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust/Company's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the “SEC”) website.
B.
The Trust/Company shall include in its annual and semi-annual reports to shareholders:
1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust/Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust/Company's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and
2. A statement disclosing that information regarding how the Trust/Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust/Company's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.
9. Sub-Advisers
For certain Funds, the Adviser may retain investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Funds pursuant to sub-advisory agreements. It is the policy of the Trust/Company that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the Sub-adviser's proxy voting policies and procedures.
10. Review of Policy
The Trustees/Directors shall review this policy to determine its continued sufficiency as necessary from time to time.
B-2

APPENDIX C - ADVISER’S AND SUB-ADVISERS’ PROXY VOTING PROCEDURES AND GUIDELINES

December 2022
Global Proxy Voting and Engagement Principles

State Street Global Advisors, one of the industry's
largest institutional asset managers, is the investment
management arm of State Street Corporation, a leading
provider of financial services to institutional investors. As an investment manager, State Street Global Advisors
has discretionary proxy voting authority over most of its
client accounts, and State Street Global Advisors votes
these proxies in the manner that we believe will most
likely protect and promote the long-term economic value
of client investments, as described in this document.[i]

i
These Global Proxy Voting and Engagement Principles (the “Principles”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors' Authority and Duties to Vote Client and Fund Securities
Where State Street Global Advisors' clients have asked it to vote their shares on their behalf or where a commingled fund fiduciary has delegated the responsibility to vote the fund's securities to State Street Global Advisors, State Street Global Advisors votes those client and fund-owned securities in a unified manner, consistent with the Principles described in this document. Exceptions to this unified voting policy are: (1) where State
Street Global Advisors has made proxy voting choices (i.e., the proxy voting program)
available to investors within a commingled fund, in which case a pro rata portion of shares held by the fund attributable to investors who choose to participate in the proxy voting program would be voted consistent with the third-party proxy voting policies selected by the investors, and (2) in the limited circumstances where a pooled investment vehicle managed by State Street Global Advisors utilizes a third party proxy voting guideline as set forth in that fund's organizational and/or offering documents. With respect to such funds utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Principles described herein and the proxy votes implemented with respect to such a fund may differ from and be contrary to those votes implemented for other portfolios managed by State Street Global Advisors pursuant to its proprietary proxy voting guidelines.

The Principles - State Street Global Advisors' Approach to Proxy Voting and Issuer Engagement
At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising voting rights. The underlying goal is to maximize shareholder value.

The Principles may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. Rather than divesting from portfolio companies, our approach is to engage with such companies. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our clients' accounts. We maximize voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast array of investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize, shareholder value for the companies held in our clients' portfolios. We conduct issuer specific engagements with companies to discuss our principles, including sustainability-
related risks. In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.

In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance-related policy at the country level.

The State Street Global Advisors Asset Stewardship Team may consult with members of various investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to shareholder items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer-specific engagements with companies, covering various corporate governance and sustainability-related topics outside of proxy season.

The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer-specific corporate governance, sustainability concerns, or broader industry-related trends. We also consider the size of our total position in the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:

Active	We use screening tools designed to capture a mix of company-specific data, including governance and sustainability profiles, to help us focus our voting and engagement activity.

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive
Reactive engagement is initiated by issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

We have established an engagement protocol that further describes our approach to issuer engagement.

Measurement
Assessing the effectiveness of our issuer engagement process is often difficult. In order to limit the subjectivity of effectiveness measurement, we actively seek issuer feedback and monitor the actions issuers take post-engagement in order to identify tangible changes.
Thus, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending upon the relevant facts and circumstances. Engagements can last as briefly as a single meeting or span multiple years.

Depending upon the issue and whether the engagement activity is reactive, active, one-time, or recurring, engagement with issuers can take the form of written communication, conference calls, or in-person meetings. We believe active engagement is best conducted directly with company management or board members.

Proxy Voting Procedure

Oversight
The Asset Stewardship Team is responsible for developing and implementing State Street
Global Advisors' proprietary Proxy Voting and Engagement Guidelines (the “Guidelines”),
the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of governance-
related issues. The Asset Stewardship Team's activities are overseen by the State Street
Global Advisors ESG Committee. The ESG Committee is responsible for reviewing State
Street Global Advisors' stewardship strategy, engagement priorities, and proxy voting guidelines and monitoring the delivery of voting objectives.

Proxy Voting Process
In order to facilitate our proxy voting process, we retain Institutional Shareholder Services
Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Guidelines, (3) provide research and analysis relating to general corporate governance issues and specific proxy items, and (4) provide proxy voting guidelines in limited circumstances.

The Asset Stewardship Team reviews with ISS its Guidelines and the services that ISS provides to State Street Global Advisors on an annual or case-by-case basis. As part of its role as proxy agent and prior to providing vote execution services, ISS pre-populates on an electronic platform certain preliminary proxy votes in accordance with the proxy voting guidelines identified by State Street Global Advisors. On most routine proxy voting items
(e.g., ratification of auditors), ISS will shortly before applicable submission deadlines use an automated process to affect the pre-populated proxy votes. To the extent the Asset
Stewardship Team becomes aware of material new information within a reasonable period of time before ISS affects such votes, the Asset Stewardship Team will assess whether the pre-populated votes should be updated.

In other cases, the Asset Stewardship Team will evaluate the proxy solicitation to determine how to vote based upon the facts and circumstances, consist with our Principles and accompanying Guidelines.

In some instances, the Asset Stewardship Team may refer significant issues to the ESG
Committee for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the ESG Committee, the Asset Stewardship Team will consider whether a material conflict of interest exists between the interests of our client and those of State Street Global Advisors or its affiliates (as explained in greater detail in our Conflict
Mitigation Guidelines).

We vote in all markets where it is feasible; however, we may refrain from voting when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where voting is not permissible due to sanctions affecting a company or an individual, where issuer-specific special documentation is required, or where various market or issuer certifications are required. We are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest	See our standalone Conflict Mitigation Guidelines.

Proxy Voting and Engagement Principles

Directors and Boards
The election of directors is one of the most important fiduciary duties we perform on behalf of our clients. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, we seek to vote director elections in a way that we believe will maximize long-term value.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company's day-to-day operations.
As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.

We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Accounting and Audit-Related Issues
We believe audit committees are critical and necessary as part of the board's risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company's operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management; we expect auditors to provide assurance of a company's financial condition.

Capital Structure, Reorganization and Mergers
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder's ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported. In evaluating mergers and acquisitions, we consider the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders' rights, entrench management, or reduce the likelihood of shareholders' right to vote on reasonable offers.

Compensation
We consider it the board's responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders' interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.

We recognize that compensation policies and practices are unique from market to market;
often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (together, “sustain-
ability”) issues. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics relating to the promotion of long-term shareholder value creation that are designed to build long-term relationships with the issuers in which our clients invest. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustain-
ability issue would promote long-term shareholder value in the context of the company's existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our
Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues and
our Frameworks for Voting Environmental and Social Shareholder Proposals, both available at ssga.com/about-us/asset-stewardship.html.

General/Routine
Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company's value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship	The two elements of our fixed income stewardship program are:
Proxy Voting:
While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:
•Approving amendments to debt covenants and/or terms of issuance
•Authorizing procedural matters, such as filing of required documents/other formalities
•Approving debt restructuring plans
•Abstaining from challenging the bankruptcy trustees
•Authorizing repurchase of issued debt security
•Approving the placement of unissued debt securities under the control of directors
•Approving spin-off/absorption proposals

Given the nature of the items that arise for vote at bondholder meetings, we take a case-by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

We recognize that debt holders have limited leverage with companies on a day-to-day basis. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.

Securities on Loan
For funds in which we act as trustee, we may recall securities in instances where we believe that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, we do not receive timely notice, and we are unable to recall the shares on or before the record date. Second, State Street
Global Advisors may exercise its discretion and recall shares if it believes that the benefit of voting shares will outweigh the foregone lending income. This determination requires
State Street Global Advisors, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given our expertise and vast experience, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager* with US $3.26 trillion† under our care.

*
Pensions & Investments Research Center, as of December 31, 2021.
†
This figure is presented as of September 30, 2022 and includes approximately $55.12 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com
State Street Global Advisors Worldwide Entities
Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La
Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T:
+647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680.
Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State

Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: 39 02 32066 100. F: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global
Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395
6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 786 3000.
Investing involves risk including the risk of loss of principal.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors' express written consent.
© 2022 State Street Corporation.
All Rights Reserved.
ID1317003-3479888.5.1.GBL.RTL 1222
Exp. Date: 12/31/2023

November 2022
Managing Conflicts of Interest Arising From State Street Global Advisors' Proxy Voting and Engagement Activity

State Street Corporation has a comprehensive
standalone Conflicts of Interest Policy and other policies
that address a range of identified conflicts of interests.
In addition, State Street Global Advisors, the asset
management business of State Street Corporation,
maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts.
This document[i] is designed to act in conjunction with
related policies and practices employed by other groups
within the organization. Further, it complements those
policies and practices by providing information about
managing the conflicts of interests that may arise
through State Street Global Advisors' proxy voting and
engagement activities.

i
These Managing Conflicts of Interest Arising From State Street Global Advisors' Proxy Voting and Engagement Activity Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

Managing Conflicts of Interest Related to Proxy Voting and Engagement
State Street Global Advisors has implemented processes designed to prevent undue influence on State Street Global Advisors' voting and engagement activities that may arise from relationships between proxy issuers or companies and State Street Corporation,
State Street Global Advisors, State Street Global Advisors affiliates, State Street Global
Advisors Funds or State Street Global Advisors Fund affiliates.

State Street Global Advisors assigns sole responsibility for the implementation of proxy voting guidelines to members of its Asset Stewardship Team, a team that is independent from other functions within the organization, such as sales and marketing, investment, or client facing teams. Proxy voting is undertaken in accordance with the Proxy Voting
Guidelines, which are reviewed and overseen by our internal governance body, State
Street Global Advisors' ESG Committee (the “ESG Committee”). Any changes to the guidelines are communicated to Asset Stewardship employees in a timely manner to ensure that they understand the potential impact to their proxy voting activities. In rare circumstances where nuances within specific resolutions fall outside of the scope of existing voting guidelines, requiring case-by-case analysis, such resolutions are escalated to the head of Asset Stewardship and reported to the ESG Committee. Voting consistently with guidelines helps mitigate potential conflicts of interest, as the guidelines are determined without reference to any specific entities or relationships.

Members of the Asset Stewardship Team may from time to time discuss views on proxy voting matters, company performance, strategy, etc. with other State Street Corporation or
State Street Global Advisors employees, including portfolio managers, senior executives, and relationship managers. However, final voting decisions are made solely by the Asset
Stewardship Team, in accordance with the Proxy Voting Guidelines and in a manner consistent with the best interest of its clients, taking into account various perspectives on risks and opportunities with the goal of maximizing the value of client assets. Furthermore,
Asset Stewardship employees are prohibited from disclosing voting decisions prior to the meetings. In addition, State Street Global Advisors generally exercises a singular vote decision for each ballot item regardless of investment strategy.ii In certain cases, where a material conflict of interest is identified, the matter may be referred to the ESG Committee, for review.

ii
State Street Global Advisors believes such an approach is generally in our clients' best interest as our proxy voting principles are focused on enhancing long-term shareholder value and a unified voting approach maximizes our clients' voice and promotes firm-wide integration and sharing of insights between teams to the benefit of clients. In limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.

Other protocols designed to help mitigate potential conflicts of interest include:

Types of Potential Conflict	Stewardship Conflict of Interest Description	Typical Conflict Mitigation Protocols That We Employ
Business Relationships	A conflict of interest may arise where, for example, we hold investments in companies with which we, or our affiliates, have material business relationships.
Assigning sole responsibility
for the implementation of
proxy voting guidelines to
members of Asset
Stewardship Team and
voting in accordance with
the Proxy Voting Guidelines
are our primary conflict
mitigation protocols.
Furthermore, the voting
rationale is recorded to
provide transparency.

Additional mitigation steps may be implemented on a case-by-case basis. This may include, for example, blackout periods for communications with issuers/clients.
Equity Investments
A conflict of interest may arise where client accounts
and/or State Street Global Advisors pooled funds, where
State Street Global Advisors acts as trustee, may hold
shares in State Street Corporation or other State Street
Global Advisors affiliated entities, such as mutual funds
affiliated with State Street Global Advisors Funds
Management, Inc.

Mitigants may include, for
example, outsourcing voting
decisions relating to a
shareholder meeting of
State Street Corporation or
other State Street Global
Advisors affiliated entities to
independent outside third
parties. In such cases,
delegated third parties
exercise vote decisions
based upon State Street
Global Advisors' Proxy
Voting and Engagement
Guidelines.

Outside Business Interest
A conflict of interest may arise where an Asset
Stewardship employee or a key employee in the firm has
an outside business interest (such as a director role in a
company we invest in, or in the same industry as we
invest).

State Street Global Advisors
maintains an Outside
Activities Policy and
employees must submit a
request requiring approval
before undertaking any
outside activities that are
captured by the Outside
Activities Policy. The request
will be reviewed by the
employee's manager and
the Conduct Risk
Management Office to
ensure compliance with
applicable policies and
procedures (such as the
Global Anti-Corruption
Policy and the Standard of
Conduct) and ensure
potential conflicts are
mitigated.

Additional mitigation steps
may be implemented on a
case-by-case basis. This
may include, for example,
retaining an independent
fiduciary to make a voting
decision where we believe
we may be conflicted from
voting due to an outside
business interest.

Other Personal Conflicts	A conflict of interest may arise where a family member or other personal contact of an employee is employed by a company in which we invest.
Mitigation steps may be
implemented for personal
conflicts on a case-by-case
basis. This may include, for
example, filing a Personal
Conflicts declaration with a
mitigation strategy to
document how the conflict
will be avoided. Such
strategies may include, for
example, a member of the
Asset Stewardship Team
with a conflict recusing
him/herself from voting and
participating in engagement
activities at the relevant
company, and implementing
blackout periods for
communications with
issuers/clients.

Securities Lending
We may lend securities that we hold in one of our portfolios to another financial counterparty. This may create a conflict of interest when deciding whether to recall those securities to enable us to vote in a shareholder resolution, which may
impact the intended securities lending income.

Our approach to securities
lending, and any potential
conflicts that may be
created through our
securities lending activity, is
governed by the Proxy
Voting/Securities Lending
Recall Procedure, which is
owned by the Asset
Stewardship Team and
Proxy Operations Group.
The conflict mitigation
protocols include periodical
review of the procedure by
relevant stakeholders,
designating Asset
Stewardship Team to make
the final decision whether or
not to recall shares, and
escalation of any overrides
to the procedure.

About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager*
with US $3.26 trillion† under our care.

*
Pensions & Investments Research Center, as of December 31, 2021.
†
This figure is presented as of September 30, 2022 and includes approximately $55.12 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com
Marketing Communication
State Street Global Advisors Worldwide Entities
Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404,
Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000,
Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global

Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson's Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers' Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay,
Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Important Risk Information
Investing involves risk including the risk of loss of principal.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA's express written consent.
All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.
The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor's particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.
The information contained in this communication is not a research recommendation or ‘investment research' and is classified as a ‘Marketing Communication' in accordance with the Markets in Financial
Instruments Directive (2014/65/ EU) or applicable Swiss regulation. This means that this marketing communication
(a)
has not been prepared in accordance with legal requirements designed to promote the independence of investment research
(b)
is not subject to any prohibition on dealing

ahead of the dissemination of investment research.
This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate the EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.
The returns on a portfolio of securities which exclude companies that do not meet the portfolio's specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio's ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.
© 2022 State Street Corporation.
All Rights Reserved.
ID1282151-3479898.3.1.GBL.RTL 1122 Exp. Date: 11/30/2023

March 2022
Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues

Overview
Our primary fiduciary obligation to our clients is to maximize the long-term returns of their investments. It is our view that material environmental and social (sustainability) issues can present risks and/or opportunities that impact long-term value creation. This philosophy provides the foundation for our value-based approach to Asset Stewardship.

We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics.

Our stewardship efforts are rooted in the three pillars of ESG and their intersections. We regularly identify E, S, and G focus areas that guide our proxy voting and engagement efforts. Within these focus areas, we elevate outcome-oriented stewardship priorities each year based on factors including client demand, stakeholder interest, market trends, financial materiality, and portfolio impact.

In limited circumstances, State Street Global Advisors may act as investment manager to pooled investment vehicles that, pursuant to their governing documents, utilize guidelines developed by a third-party advisor. With respect to such funds utilizing third-party guidelines, the voting practices described in the applicable third-party guidelines will apply in place of the voting practices described herein.

Our Approach to Assessing Materiality and Relevance of Sustain- ability Issues
While we believe that sustainability-related factors can expose potential investment risks as well as drive long-term value creation, the materiality of specific sustainability issues varies from industry to industry and company by company. With this in mind, we leverage several distinct frameworks as well as additional resources to inform our views on the materiality of a sustainability issue at a given company, including:

•The Sustainability Accounting Standards Board's (SASB) Industry Standards
•The Task Force on Climate-related Financial Disclosures (TCFD) Framework
•Disclosure expectations in a company's given regulatory environment
•Market expectations for the sector and industry
•Other existing third party frameworks, such as the CDP (formally the Carbon Disclosure Project) or the Global Reporting Initiative
•Our proprietary R-FactorTM1 score

We expect companies to disclose information regarding their approach to identifying material sustainability-related risks and the management policies and practices in place to address such issues. We support efforts by companies to demonstrate the ways in which sustainability is incorporated into operations, business activities, and most importantly, long-term business strategy.

1
State Street Global Advisors' proprietary scoring model, which aligns with SASB's Sustainability Accounting Standards, and measures the performance of a company's business operations and governance as it relates to financially material ESG factors facing the company's industry.

Our Approach to Sustain- ability Through Engagements
Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Our approach is driven by:

1.Proprietary Screens

We have developed proprietary in-house sustainability screens to help identify companies for proactive engagement. These screens leverage our proprietary R-FactorTM score to identify sector and industry outliers for engagement and voting on sustainability issues.

2.Thematic Prioritization

As part of our annual stewardship planning process we identify thematic sustainability priorities that will be addressed during most engagement meetings. We develop our priorities based upon several factors, including client feedback, emerging sustainability trends, developing macroeconomic conditions, and evolving regulations. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas.

During the ‘voting season,' we prioritize conversations with companies that have triggered our E&S director voting policies or have received an E&S shareholder proposal on their proxy. In the ‘off-season,' we discuss our thematic focus areas and stewardship priorities with companies for which these topics are most material.

Through engagement, we address a broad range of topics that align with our thematic priorities and seek to build long-term relationships with issuers. We view engagements as part of an ongoing dialogue, versus a series of one-off conversations. During conversations with issuers, we share expectations and perspectives on of key dimensions of E&S, and seek to understand how companies and their boards manage and oversee related risks.

We also pursue proactive, targeted engagement campaigns with companies for which our focus areas are most material, and/or where improvement is most needed. Through these campaigns, we might make specific asks of companies and measure their progress against our expectations. If we feel a company is making insufficient progress on effective
E&S risk management, we will consider taking voting action through relevant shareholder proposals or by targeting directors responsible for oversight.

Analyzing Sustainability Proposals	We take a case-by-case approach to analyzing shareholder proposals related to sustain- ability topics and consider the following factors:
•The materiality of the sustainability topic in the proposal to the company's business and sector (see “Our Approach to Assessing Materiality and Relevance of Sustain- ability Issues” above)
•The content and intent of the proposal
•Whether the adoption of such a proposal would promote long-term shareholder value in the context of the company's disclosure and practices
•The strength of board oversight of the company's relevant sustainability practices
•Quality of public disclosures on the topic

•Quality of engagement and responsiveness to our feedback
•Binding nature of proposal or prescriptiveness of proposal
We also leverage frameworks to analyze certain E&S shareholder proposals. These frameworks, which are not considered formal voting guidelines, can be found on our website.

Vote Options for Sustain- ability Proposals	•For (support for proposal) if the issue is material and the company has poor disclosure and/or practices relative to our expectations
•Abstain (some reservations) if the issue is material and the company's disclosure and/or practices could be improved relative to our expectations.
•Against (no support for proposal) if the issue is non-material and/or the company's disclosure and/or practices meet our expectations.

About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager*
with US $4.14 trillion† under our care.

*
Pensions & Investments Research Center, as of December 31, 2020.
†
This figure is presented as of December 31, 2021 and includes approximately $61.43 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com
State Street Global Advisors Worldwide Entities
Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-
7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global
Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 932 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global
Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe

Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson's Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan,
Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers' Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in
Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority.
Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors' express written consent.
© 2022 State Street Corporation.
All Rights Reserved.
ID949700-3479887.3.1.GBL.RTL 0322
Exp. Date: 03/31/2023

March 2022
Australia and New Zealand
Proxy Voting and Engagement Guidelines

State Street Global Advisors' Australia and New Zealand
Proxy Voting and Engagement Guidelines[i] outline our
expectations of companies listed on stock exchanges in
Australia and New Zealand. These Guidelines
complement and should be read in conjunction with
State Street Global Advisors' Global Proxy Voting and
Engagement Principles, which provide a detailed
explanation of our approach to voting and engaging with
companies, and State Street Global Advisors' Conflict
Mitigation Guidelines.

i
These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors' Australia and New Zealand Proxy Voting and Engagement
Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance related issues.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will best protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines, and corporate governance codes. We may hold companies in such markets to our global standards when we feel that a country's regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines.

In our analysis and research into corporate governance issues in Australia and New
Zealand, we expect all companies at a minimum to comply with the ASX Corporate
Governance Principles and proactively monitor companies' adherence to the principles.
Consistent with the ‘comply or explain' expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles.
In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors' Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions.
We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors' Active Fundamental and Asia-Pacific (“APAC”) investment teams, collaborating on issuer engagement and providing input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible
Investment (“UNPRI”). We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards
Principally we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company's business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well constituted board of directors with a good balance of skills, expertise, and independence provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors including board quality, general market practice, and availability of information on director skills and expertise.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

Board Independence

In principle, we believe independent directors are crucial to corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. We expect boards of ASX 300 and New Zealand listed companies to be comprised of at least a majority of independent directors. At all other
Australian listed companies, we expect boards to be comprised of at least one-third independent directors.

Our broad criteria for director independence in Australia and New Zealand include factors such as:
•Participation in related-party transactions and other business relations with the company
•Employment history with company
•Relations with controlling shareholders
Family ties with any of the company's advisers, directors, or senior employees

While we are generally supportive of having the roles of chairman and CEO separated in the Australian and New Zealand markets, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as company-specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we will monitor for circumstances in which a combined chairman/CEO is appointed or where a former CEO becomes chairman.

Director Time Commitments

When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus,
State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

•Named Executive Officers (NEOs) of a public company who sit on more than two public company boards
•Non-executive board chairs or lead independent directors who sit on more than three public company boards
•Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

•A numerical limit on public company board seats a director can serve on
•This limit cannot exceed our policy by more than one seat
•Consideration of public company board leadership positions (e.g., Committee Chair)
•Affirmation that all directors are currently compliant with the company policy
•Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose
Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Director Attendance at Board Meetings

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships, significant shareholdings, and tenure. We support the annual election of directors and encourage Australian and New Zealand companies to adopt this practice.

Board Committees

We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and their effectiveness and resource levels. ASX Corporate
Governance Principles requires listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. We hold Australian and New Zealand companies to our global standards for developed financial markets by requiring that all members of the audit committee be independent directors.

The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if the board has failed to address concerns over board structure or succession.

Board Gender Diversity

We expect boards of all listed companies to have at least one female board member. If a company fails to meet this expectation, State Street Global Advisors may vote against the
Chair of the board's nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee.

Board Responsiveness to High Dissent against Pay
Proposals

Executive pay is another important aspect of corporate governance. We believe that executive pay should be determined by the board of directors. We expect companies to have in place remuneration committees to provide independent oversight over executive pay. ASX Corporate Governance Principles require listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill vote in the event of a second strike, we believe that the vote provides investors a mechanism to address concerns they may have on the quality of oversight provided by the board on remuneration issues. Accordingly, our voting guidelines accommodate local market practice.

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company's compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company's remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we will vote against the Chair of the remuneration committee.

Incorporating R-Factor™ into Director Votes

R-Factor™ is a scoring system created by State Street Global Advisors that measures the performance of a company's business operations and governance as it relates to financially material ESG factors facing the company's industry. R-Factor™ encourages companies to manage and disclose material, industry-specific ESG risks and opportunities, thereby reducing investment risk across our own portfolio and the broader market. State Street Global Advisors may take voting action against the independent board leader at companies on the ASX 100 that are R-Factor™ laggards[1] and momentum underperformers[2] and cannot articulate how they plan to improve their score.

Climate-related Disclosure
We believe climate change poses a systemic risk to all companies in our portfolio.

State Street Global Advisors has publicly supported the global regulatory efforts to establish a mandatory baseline of climate risk disclosures for all companies. Until these consistent disclosure standards are established, we find that the recommendations of the
Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework by which companies can develop strategies to plan for climate-related risks and make their businesses more resilient to the impacts of climate change.

As such, we may vote against the independent board leader at companies in the ASX 100 that fail to provide sufficient disclosure in accordance with the TCFD framework, including:
•Board oversight of climate-related risks and opportunities
•Total Scope 1 and Scope 2 greenhouse gas emissions
•Targets for reducing greenhouse gas emissions
Indemnification and Limitations on Liability

Generally, State Street Global Advisors supports proposals to limit directors' liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.

1
Bottom 10 percent of scores relative to industry peers.
2
Have consistently underperformed their peers over the last two years; bottom 30 percent of scores relative to industry peers.

Appointment of External Auditors

State Street Global Advisors believes that a company's auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures. We will generally not support resolutions if adequate breakdown is not provided and if non-audit fees are more than 50 percent of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Approval of Financial Statements

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company's financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/
adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Shareholder Rights and Capital-Related Issues	Share Issuances

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders' ability to monitor the returns and to ensure capital is deployed efficiently. State Street Global Advisors supports capital increases that have sound business reasons and are not excessive relative to a company's existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20 percent of the issued share capital. We may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board.
Generally, we are against capital issuance proposals greater than 100 percent of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30 percent or more of net income.
We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30 percent without adequate explanation. We may also vote against if the payout is excessive given the company's financial position. Particular attention will be warranted when the payment may damage the company's long-term financial health.

Mergers and Acquisitions

Mergers or reorganization of the company structure often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders' rights are not supported. We will generally support transactions that maximize shareholder value. Some of the considerations include:

•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders
•Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
•Offers with potentially damaging consequences for minority shareholders because of illiquid stock
•Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•The current market price of the security exceeds the bid price at the time of voting
Anti-Takeover Measures
We oppose anti-takeover defenses, such as authorities for the board to issue warrants convertible into shares to existing shareholders during a hostile takeover.

Remuneration	Executive Pay

There is a simple underlying philosophy that guides State Street Global Advisors' analysis of executive pay; there should be a direct relationship between remuneration and company performance over the long term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider various factors, such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA may oppose remuneration reports in which there seems to be a misalignment between pay and shareholders' interests and where incentive policies and schemes have a re-test option or feature. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentive Plans

We may not support proposals on equity-based incentive plans where insufficient information is provided on matters, such as grant limits, performance metrics, performance, and vesting periods and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price nor plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors' fees generally are not controversial. We generally support resolutions regarding directors' fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by other comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management
State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company.
We allow boards to have discretion over the ways in which they provide oversight in this area. However, we expect companies to disclose ways in which the board provides oversight on its risk management system and to identify key risks facing the company.
Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability)
issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our stewardship priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company's existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our
Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues and
our Frameworks for Voting Environmental and Social Shareholder Proposals available at
ssga.com/about-us/asset-stewardship.html.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager*
with US $4.14 trillion† under our care.

*
Pensions & Investments Research Center, as of December 31, 2020.
†
This figure is presented as of December 31, 2021 and includes approximately $61.43 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com
State Street Global Advisors Worldwide Entities
Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard
Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221.
Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 -20121 Milano, Italy. T: 39 02 32066 100. F: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers
Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395

6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 786 3000.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors' express written consent.
© 2022 State Street Corporation.
All Rights Reserved.
ID949706-3479907.2.1.GBL.RTL 0322
Exp. Date: 03/31/2023

March 2022
Europe
Proxy Voting and Engagement Guidelines

State Street Global Advisors' European Proxy Voting
and Engagement Guidelines[i] cover different corporate
governance frameworks and practices in European
markets, excluding the United Kingdom and Ireland.
These guidelines complement and should be read in
conjunction with State Street Global Advisors' Global
Proxy Voting and Engagement Principles, which provide
a detailed explanation of our approach to voting and
engaging with companies, and State Street Global
Advisors' Conflict Mitigation Guidelines.

i
These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors' Proxy Voting and Engagement Guidelines in European
markets address areas such as board structure, audit-related issues, capital structure, remuneration, as well as environmental, social and other governance-related issues.

When voting and engaging with companies in European markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term financial value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country's regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines.

In our analysis and research into corporate governance issues in European companies, we also consider guidance issued by the European Commission and country-specific governance codes. We proactively monitor companies' adherence to applicable guidance and requirements. Consistent with the diverse “comply-or-explain” expectations established by guidance and codes, we encourage companies to proactively disclose their level of compliance with applicable provisions and requirements. In cases of non-compliance, when companies cannot explain the nuances of their governance structures effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors' Proxy Voting and Engagement Philosophy
Corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors' Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

State Street Global Advisors is a signatory to the United Nations Principles for
Responsible Investment (“UNPRI”). We are committed to sustainable investing, and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards
Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value, and to protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management, to monitoring the risks that arise from a company's business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We believe that a well-constituted board of directors with a balance of skills, expertise and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the
(re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing and/or breach of fiduciary responsibilities).

Board Independence
In principle, we believe independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence in European companies include factors such as:
•Participation in related–party transactions and other business relations with the company
•Employment history with the company
•Relations with controlling shareholders
•Family ties with any of the company's advisers, directors or senior employees
•Serving as an employee or government representative
•Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively, and
•Company classification of a director as non-independent

While overall board independence requirements and board structures differ from market to market, we consider voting against directors we deem non-independent if overall board independence is below 33 percent or if overall independence level is below 50 percent after excluding employee representatives and/or directors elected in accordance with local laws who are not elected by shareholders. We may withhold support for a proposal to discharge the board if a company fails to meet adequate governance standards or board level independence.

We also assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. However, we may take voting action against the chair or members of the nominating committee at the STOXX Europe
600 companies that have combined the roles of chair and CEO and have not appointed an independent deputy chair or a lead independent director.

Director Time Commitments
When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, State
Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

•Named Executive Officers (NEOs) of a public company who sit on more than two public company boards
•Non-executive board chairs or lead independent directors who sit on more than three public company boards
•Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

•A numerical limit on public company board seats a director can serve on
•This limit cannot exceed our policy by more than one seat
•Consideration of public company board leadership positions (e.g., Committee Chair)
•Affirmation that all directors are currently compliant with the company policy
•Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose
Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Director Attendance at Board Meetings
We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings. Moreover, we may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Board Gender Diversity
We expect boards of all listed companies to have at least one female board member. If a company fails to meet this expectation, State Street Global Advisors may vote against the
Chair of the board's nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee.

Length of Board Terms
Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. We may vote against article/bylaw changes that seek to extend director terms. In addition, we may vote against directors in certain markets if their terms extend beyond four years.

Board Committees
We believe companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and assessing effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight of executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

In certain European markets, it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, we may vote against the entire slate.

Board Responsiveness to High Dissent Against Pay Proposals
Poorly-structured executive remuneration plans pose increasing reputational risk to companies. Ongoing high levels of dissent against a company's remuneration proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company's remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a remuneration-related proposal is warranted in the third consecutive year, we will vote against the Chair of the remuneration committee.

Incorporating R-FactorTM into Director Votes
R-FactorTM is a scoring system created by State Street Global Advisors that measures the performance of a company's business operations and governance as it relates to financially material ESG factors facing the company's industry. R-FactorTM encourages companies to manage and disclose material, industry-specific ESG risks and opportunities, thereby reducing investment risk across our own portfolio and the broader market. State Street Global Advisors may take voting action against the independent board leader at companies on the STOXX 600 that are R-FactorTM laggards[1] and momentum underperformers[2] and cannot articulate how they plan to improve their score.

Climate-related Disclosure	We believe climate change poses a systemic risk to all companies in our portfolio.

State Street Global Advisors has publicly supported the global regulatory efforts to establish a mandatory baseline of climate risk disclosures for all companies. Until these consistent disclosure standards are established, we find that the recommendations of the
Task Force on Climate-related Financial Disclosures (TCFD) provide the most effective framework (with?) which companies can develop strategies to plan for climate-related risks and make their businesses more resilient to the impacts of climate change.

As such, we may vote against the independent board leader at companies in the STOXX 600 that fail to provide sufficient disclosure in accordance with the TCFD framework, including:
•Board oversight of climate-related risks and opportunities
•Total Scope 1 and Scope 2 greenhouse gas emissions
•Targets for reducing greenhouse gas emissions

Indemnification and Limitations on Liability
Generally, we support proposals to limit directors' liability and/or expand indemnification and liability protection up to the limit provided by law if a director has not acted in bad faith, with gross negligence, or with reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting up an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

1
Bottom 10 percent of scores relative to industry peers.
2
Have consistently underperformed their peers over the last two years; bottom 30 percent of scores relative to industry peers.

Appointment of External Auditors
We believe that a company's auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint them at the annual meeting. When appointing external auditors and approving audit fees, we consider the level of detail in company disclosures;
we will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50 percent of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. We may consider auditor tenure when evaluating the audit process in certain circumstances.

Limit Legal Liability of External Auditors	We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.
Approval of Financial Statements

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company's financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/
adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Shareholder Rights and Capital-Related Issues
In some European markets, differential voting rights continue to exist. State Street Global
Advisors supports the one-share, one-vote policy and favors a share structure where all shares have equal voting rights. We believe pre-emption rights should be introduced for shareholders in order to provide adequate protection from excessive dilution from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights
We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights.
In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. We support proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders' ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company's existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst disapplying pre-emption rights, we may vote against if such authorities are greater than 20 percent of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we oppose capital issuance proposals greater than 100 percent of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs
We typically support proposals to repurchase shares; however, there are exceptions in some cases. We do not support repurchases if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which the company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends
We generally support dividend payouts that constitute 30 percent or more of net income.
We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position. Particular attention will be paid to cases in which the payment may damage the company's long-term financial health.

Related-Party Transactions
Some companies in European markets have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”).
Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to provide details of the transaction, such as the nature, the value and the purpose of such a transaction. We also encourage independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions
Mergers or restructurings often involve proposals relating to reincorporation, restructurings, mergers, liquidation and other major changes to the corporation. Proposals will be supported if they are in the best interest of the shareholders, which is demonstrated by enhancing share value or improving the effectiveness of the company's operations. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders' rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include:
•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders

•Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
•Offers with potentially damaging consequences for minority shareholders because of illiquid stock
•Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•The current market price of the security exceeds the bid price at the time of voting

Anti–Takeover Measures
European markets have diverse regulations concerning the use of share issuances as takeover defenses, with legal restrictions lacking in some markets. We support the one-share, one-vote policy. For example, dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. We oppose unlimited share issuance authorizations because they can be used as anti-takeover devices. They have the potential for substantial voting and earnings dilution. We also monitor the duration of time for authorities to issue shares, as well as whether there are restrictions and caps on multiple issuance authorities during the specified time periods. We oppose antitakeover defenses, such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay
Despite the differences among the various types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders' interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans
We may not support proposals regarding equity-based incentive plans where insufficient information is provided on matters, including grant limits, performance metrics, performance and vesting periods, and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price or plans that allow for retesting of performance metrics.

Non–Executive Director Pay
In European markets, proposals seeking shareholder approval for non-executive directors'
fees are generally not controversial. We typically support resolutions regarding directors'
fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management
We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks, as they can change with a changing political and economic landscape or as companies diversify or expand their operations into new areas.

Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability)
issues. We use our voice and our vote through engagement, proxy voting and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our stewardship priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company's existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our
Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues and
our Frameworks for Voting Environmental and Social Shareholder Proposals, both available at ssga.com/about-us/asset-stewardship.html.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager*
with US $4.14 trillion† under our care.

*
Pensions & Investments Research Center, as of December 31, 2020.
†
This figure is presented as of December 31, 2021 and includes approximately $61.43 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com
State Street Global Advisors Worldwide Entities
Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981
McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 932 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson's Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39
02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers' Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street

Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591
81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors' express written consent.
© 2022 State Street Corporation.
All Rights Reserved.
ID949708-3479909.2.1.GBL.RTL 0322
Exp. Date: 03/31/2023

March 2022
Japan
Proxy Voting and Engagement Guidelines

State Street Global Advisors' Japan Proxy Voting and
Engagement Guidelines[i] outline our expectations of
companies listed on stock exchanges in Japan. These
Guidelines complement and should be read in
conjunction with State Street Global Advisors'
overarching Global Proxy Voting and Engagement
Guidelines, which provide a detailed explanation of our
approach to voting and engaging with companies, and
State Street Global Advisors' Conflict Mitigation
Guidelines.

i
These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors' Proxy Voting and Engagement Guidelines in Japan address areas including: board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance-related issues.

When voting and engaging with companies in Japan, State Street Global Advisors takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, State Street Global
Advisors expects Japanese companies to address conflicts of interest and risk management and to demonstrate an effective process for monitoring management. In our analysis and research regarding corporate governance issues in Japan, we expect all companies at a minimum to comply with Japan's Corporate Governance Principles and proactively monitor companies' adherence to the principles. Consistent with the ‘comply or explain' expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the board leader.

State Street Global Advisors' Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors' Active Fundamental and Asia-Pacific (“APAC”) Investment Teams; the teams collaborate on issuer engagement and provide input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible
Investment (“UNPRI”) and is compliant with Japan's Stewardship Code and Corporate
Governance Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards
Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company's business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well constituted board of directors with a balance of skills, expertise, and independence, provides the foundation for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions that are necessary to protect shareholder interests.

Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with a board level audit committee. We will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.

Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role, as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company's operations.

State Street Global Advisors will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on our criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong doing, and breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors; however, we believe there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•We believe that boards of TOPIX 500 companies should have at least three independent directors or be at least one-third independent, whichever requires fewer independent directors. Otherwise, we may oppose the board leader who is responsible for the director nomination process.

•For controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, we may oppose the board leader if the board does not have at least two independent directors.

•For non-controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, State Street Global Advisors may oppose the board leader if the board does not have at least two independent directors.

For companies with a committee structure or a hybrid board structure, we also take into consideration the overall independence level of the committees. In determining director independence, we consider the following factors:

•Participation in related-party transactions and other business relations with the company
•Past employment with the company
•Professional services provided to the company
•Family ties with the company
Regardless of board structure, we may oppose the election of a director for the following reasons:
•Failure to attend board meetings
•In instances of egregious actions related to a director's service on the board
Board Gender Diversity

We expect boards of all listed companies to have at least one female board member. If a company fails to meet this expectation, State Street Global Advisors may vote against the
Chair of the board's nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

Incorporating R-Factor™ into Director Votes

R-Factor™ is a scoring system created by State Street Global Advisors that measures the performance of a company's business operations and governance as it relates to financially material ESG factors facing the company's industry. R-Factor™ encourages companies to manage and disclose material, industry-specific ESG risks and opportunities, thereby reducing investment risk across our own portfolio and the broader market. State Street Global Advisors may take voting action against board members at companies on the TOPIX 100 that are R-Factor™ laggards[1] and momentum underper-
formers[2] and cannot articulate how they plan to improve their score.

Indemnification and Limitations on Liability

Generally, State Street Global Advisors supports proposals to limit directors' and statutory auditors' liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. We believe limitations and indemnification are necessary to attract and retain qualified directors.

1
Bottom 10 percent of scores relative to industry peers.
2
Have consistently underperformed their peers over the last two years; bottom 30 percent of scores relative to industry peers.

Audit-Related Items
State Street Global Advisors believes that a company's auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should have the opportunity to vote on the appointment of the auditor at the annual meeting.

Ratifying External Auditors

We generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Approval of Financial Statements

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company's financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/
adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Limiting Legal Liability of External Auditors
We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization, and Mergers
State Street Global Advisors supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. We support proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

We believe pre-emption rights should be introduced for shareholders. This can provide adequate protection from excessive dilution due to the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.
Increase in Authorized Capital

We generally support increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, we may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital. Where share issuance requests exceed our standard threshold, we will consider the nature of the specific need, such as mergers, acquisitions and stock splits.

Dividends

We generally support dividend payouts that constitute 30 percent or more of net income.
We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30 percent without adequate explanation; or, the payout is excessive given the company's financial position. Particular attention will be paid where the payment may damage the company's long-term financial health.

Share Repurchase Programs

Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board's discretion. We will oppose an amendment to articles allowing the repurchase of shares at the board's discretion. We believe the company should seek shareholder approval for a share repurchase program at each year's
AGM, providing shareholders the right to evaluate the purpose of the repurchase.

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. We will support proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations. In general, provisions that are deemed to be destructive to shareholders' rights or financially detrimental are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders
•Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
•Offers with potentially damaging consequences for minority shareholders because of illiquid stock
•Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•Offers in which the current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

In general, State Street Global Advisors believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders' interest. A shareholder rights plan may lead to management entrenchment. It may also discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company's chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders' rights or have the effect of entrenching incumbent management will not be supported.
Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.
Shareholder Rights Plans

In evaluating the adoption or renewal of a Japanese issuer's shareholder rights plans
(“poison pill”), we consider the following conditions: (i) release of proxy circular with details of the proposal with adequate notice in advance of meeting, (ii) minimum trigger of over 20 percent, (iii) maximum term of three years, (iv) sufficient number of independent directors,
(v) presence of an independent committee, (vi) annual election of directors, and (vii) lack of protective or entrenchment features. Additionally, we consider the length of time that a shareholder rights plan has been in effect.

In evaluating an amendment to a shareholder rights plan (“poison pill”), in addition to the conditions above, we will also evaluate and consider supporting proposals where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers.

Compensation
In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. State Street Global
Advisors, where possible, seeks to encourage the use of performance-based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Adjustments to Aggregate Compensation Ceiling for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted, and management provides the rationale for the ceiling increase. We will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. We may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Annual Bonuses for Directors/Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, we believe that existing shareholder approval of the bonus should be considered best practice. As a result, we support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Retirement Bonuses for Directors/Statutory Auditors

Retirement bonuses make up a sizeable portion of directors' and auditors' lifetime compensation and are based upon board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, we support these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Stock Plans

Most option plans in Japan are conservative, particularly at large companies. Japanese corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, we cannot calculate the dilution level and, therefore, we may oppose such plans for poor disclosure. We also oppose plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. We evaluate deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability)
issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our stewardship priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company's existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our
Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues and
our Frameworks for Voting Environmental and Social Shareholder Proposals, both available at ssga.com/about-us/asset-stewardship.html.

Miscellaneous/ Routine Items	Expansion of Business Activities

Japanese companies' articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, State Street Global Advisors views proposals that expand and diversify the company's business activities as routine and non-contentious. We will monitor instances in which there has been an inappropriate acquisition and diversification away from the company's main area of competence that resulted in a decrease of shareholder value.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager*
with US $4.14 trillion† under our care.

*
Pensions & Investments Research Center, as of December 31, 2020.
†
This figure is presented as of December 31, 2021 and includes approximately $61.43 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com
State Street Global Advisors Worldwide Entities
Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of
Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 932 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch
in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson's Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530- 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers' Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of

State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore).
T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill
Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA's express written consent.
© 2022 State Street Corporation.
All Rights Reserved.
ID949710-3479913.2.1.GBL.RTL 0322
Exp. Date: 03/31/2023

March 2022
North America (United States & Canada)
Proxy Voting and Engagement Guidelines

State Street Global Advisors' North America Proxy
Voting and Engagement Guidelines[i] outline our
expectations of companies listed on stock exchanges in
the US and Canada. These Guidelines complement and
should be read in conjunction with State Street Global
Advisors' Global Proxy Voting and Engagement
Principles, which provide a detailed explanation of our
approach to voting and engaging with companies, and
State Street Global Advisors' Conflict Mitigation
Guidance.

i
These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors' North America Proxy Voting and Engagement Guidelines
address areas, including board structure, director tenure, audit related issues, capital structure, executive compensation, as well as environmental, social, and other governance-related issues of companies listed on stock exchanges in the US and Canada
(“North America”).

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes. When we feel that a country's regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research about corporate governance issues in North America, we expect all companies to act in a transparent manner and to provide detailed disclosure on board profiles, related-party transactions, executive compensation, and other governance issues that impact shareholders' long-term interests. Further, as a founding member of the
Investor Stewardship Group (“ISG”), we proactively monitor companies' adherence to the
Corporate Governance Principles for US listed companies. Consistent with the “comply-or-
explain” expectations established by the principles, we encourage companies to proactively disclose their level of compliance with the principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors' Proxy Voting and Engagement Philosophy
Corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors' Active Fundamental and various other investment teams, collaborating on issuer engagements and providing input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in
North America.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible
Investment (“UNPRI”) and is compliant with the US Investor Stewardship Group Principles.
We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards
Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company's business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well constituted board of directors, with a balance of skills, expertise, and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director-related proposals include issues submitted to shareholders that deal with the composition of the board or with members of a corporation's board of directors. In deciding the director nominee to support, we consider numerous factors.

Director Elections

Our director election guideline focuses on companies' governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors we consider when evaluating governance practices include, but are not limited to the following:

•Shareholder rights
•Board independence
•Board structure

If a company demonstrates appropriate governance practices, we believe a director should be classified as independent based upon the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, we will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice and serves on a key committee of the board (compensation, audit, nominating, or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, State Street
Global Advisors believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based upon the following classification standards:

•Is the nominee an employee of or related to an employee of the issuer or its auditor?
•Does the nominee provide professional services to the issuer

•Has the nominee attended an appropriate number of board meetings?
•Has the nominee received non-board related compensation from the issuer?

In the US market where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, we will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, we may withhold votes from directors based on the following:

•Overall average board tenure is excessive. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures

•Directors attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold
•Directors of companies that have not been responsive to a shareholder proposal that received a majority shareholder support at the last annual or special meeting
•Consideration can be warranted if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s)

•Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact our shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) without putting such amendments to a shareholder vote

•Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period
•Audit committee members if non-audit fees exceed 50 percent of total fees paid to the auditors
•Directors who appear to have been remiss in their duties
Board Gender Diversity

We expect boards of all listed companies to have at least one female board member. If a company fails to meet this expectation, State Street Global Advisors may vote against the
Chair of the board's nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee.

Board Racial/Ethnic Diversity

We believe that companies have a responsibility to effectively manage and disclose risks and opportunities related to racial and ethnic diversity. If a company in the S&P 500 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we may vote against the Chair of the nominating committee. We may withhold support from the
Chair of the nominating committee also when a company in the S&P 500 does not have at least one director from an underrepresented community on its board.

Workforce Diversity
We may vote against the Chair of the compensation committee at companies in the S&P 500 that do not disclose their EEO-1 reports. Acceptable disclosures include:
•The original EEO-1 report response
•The exact content of the report translated into custom graphics
Director Time Commitments

When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, State
Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

•Named Executive Officers (NEOs) of a public company who sit on more than two public company boards
•Non-executive board chairs or lead independent directors who sit on more than three public company boards
•Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

•A numerical limit on public company board seats a director can serve on
•This limit cannot exceed our policy by more than one seat
•Consideration of public company board leadership positions (e.g., Committee Chair)
•Affirmation that all directors are currently compliant with the company policy
•Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose
Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Incorporating R-Factor™ into Director Votes

R-Factor™ is a scoring system created by State Street Global Advisors that measures the performance of a company's business operations and governance as it relates to financially material ESG factors facing the company's industry. R-Factor™ encourages companies to manage and disclose material, industry-specific ESG risks and opportunities, thereby reducing investment risk across our own portfolio and the broader market. State Street Global Advisors may take voting action against the senior independent board leader at companies on the S&P 500 that are R-Factor™ laggards[1] and momentum underperformers[2] and cannot articulate how they plan to improve their score.

Climate-related Disclosure
We believe climate change poses a systemic risk to all companies in our portfolio.

State Street Global Advisors has publicly supported the global regulatory efforts to establish a mandatory baseline of climate risk disclosures for all companies. Until these consistent disclosure standards are established, we find that the recommendations of the
Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework by which companies can develop strategies to plan for climate-related risks and make their businesses more resilient to the impacts of climate change.

As such, we may vote against the independent board leader at companies in the S&P 500 and S&P/TSX Composite that fail to provide sufficient disclosure in accordance with the TCFD framework, including:
•Board oversight of climate-related risks and opportunities
•Total Scope 1 and Scope 2 greenhouse gas emissions
•Targets for reducing greenhouse gas emissions
Director-Related Proposals
We generally vote for the following director-related proposals:
•Discharge of board members' duties, in the absence of pending litigation, regulatory investigation, charges of fraud, or other indications of significant concern
•Proposals to restore shareholders' ability in order to remove directors with or without cause
•Proposals that permit shareholders to elect directors to fill board vacancies
•Shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s), and fees paid
We generally vote against the following director-related proposals:
•Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
•Proposals that relate to the “transaction of other business as properly comes before the meeting,” which extend “blank check” powers to those acting as proxy

1
Bottom 10 percent of scores relative to industry peers.
2
Have consistently underperformed their peers over the last two years; bottom 30 percent of scores relative to industry peers.

•Proposals requiring two candidates per board seat
Majority Voting
We will generally support a majority vote standard based on votes cast for the election of directors.
We will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or to repeal certain provisions.
Annual Elections

We generally support the establishment of annual elections of the board of directors.
Consideration is given to the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.

Cumulative Voting
We do not support cumulative voting structures for the election of directors.
Separation Chair/CEO

We analyze proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including the appointment of and role played by a lead director, a company's performance, and the overall governance structure of the company.

However, we may take voting action against the chair or members of the nominating committee at S&P 500 companies that have combined the roles of chair and CEO and have not appointed a lead independent director.

Proxy Access

In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We will consider proposals relating to proxy access on a case-by-case basis. We will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company's circumstances.

We will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.
Considerations include the following:
•The ownership thresholds and holding duration proposed in the resolution
•The binding nature of the proposal
•The number of directors that shareholders may be able to nominate each year
•Company governance structure
•Shareholder rights
•Board performance
Age/Term Limits

Generally, we will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices, and has a preponderance of non-executive directors with excessively long tenures serving on the board.

Approve Remuneration of Directors

Generally, we will support directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, we support proposals to limit directors' liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards
We generally support annual elections for the board of directors.
Confidential Voting
We will support confidential voting.
Board Size

We will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Board Responsiveness

We may vote against the re-election of members of the compensation committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. In addition, if the level of dissent against a management proposal on executive pay is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the compensation committee.

Audit-Related Issues	Ratifying Auditors and Approving Auditor Compensation

We support the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. We deem audit fees to be excessive if the non-audit fees for the prior year constituted 50 percent or more of the total fees paid to the auditor. We will also support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard
“non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

We will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.[3]
Approval of Financial Statements

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company's financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/
adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital-Related Issues	Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, we support requests that are not unreasonably dilutive or enhance the rights of common shareholders.
In considering authorized share proposals, the typical threshold for approval is 100 percent over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company's specific financial situation.

Increase in Authorized Common Shares
In general, we support share increases for general corporate purposes up to 100 percent of current authorized stock.
We support increases for specific corporate purposes up to 100 percent of the specific need plus 50 percent of current authorized common stock for US and Canadian firms.
When applying the thresholds, we will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.
Increase in Authorized Preferred Shares
We vote on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, we will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, we will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

3
Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

Unequal Voting Rights

We will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.

Mergers and Acquisitions	Mergers or the reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported.
In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders' rights are not supported.
We will generally support transactions that maximize shareholder value. Some of the considerations include the following:
•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders
•Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
•Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
•Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•The current market price of the security exceeds the bid price at the time of voting

Anti–Takeover Issues
Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or to delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management's attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders' rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.
Shareholder Rights Plans
US We will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.
In general, we will vote against the adoption or renewal of a US issuer's shareholder rights plan (“poison pill”).

We will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers
(i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20 percent, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand”
nor similar feature that limits the ability of a future board to redeem the pill, and (iv)
inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Canada We analyze proposals for shareholder approval of a shareholder rights plan
(“poison pill”) on a case-by-case basis taking into consideration numerous factors, including but not limited to, whether it conforms to ‘new generation' rights plans and the scope of the plan.

Special Meetings
We will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:
•The company also does not allow shareholders to act by written consent
•The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25 percent of outstanding shares

We will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10 percent ownership threshold) the right to call for a special meeting in their bylaws if:

•The current ownership threshold to call for a special meeting is above 25 percent of outstanding shares
We will vote for management proposals related to special meetings.
Written Consent
We will vote for shareholder proposals on written consent at companies if:
•The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting
•The company allows shareholders the right to call for a special meeting, but the current ownership threshold to call for a special meeting is above 25 percent of outstanding shares
•The company has a poor governance profile
We will vote management proposals on written consent on a case-by-case basis.

Super–Majority

We will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. We will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

Remuneration Issues
Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, the terms of the plan should be designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans that benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

State Street Global Advisors believes executive compensation plays a critical role in aligning executives' interest with shareholders', attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. We support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. We seek adequate disclosure of various compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy, and performance. Further shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

In Canada, where advisory votes on executive compensation are not commonplace, we will rely primarily upon engagement to evaluate compensation plans.
Employee Equity Award Plans

We consider numerous criteria when examining equity award proposals. Generally we do not vote against plans for lack of performance or vesting criteria. Rather the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, such as the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years.
Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.

Repricing We will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.
Other criteria include the following:
•Number of participants or eligible employees
•The variety of awards possible
•The period of time covered by the plan

There are numerous factors that we view as negative. If combined they may result in a vote against a proposal. Factors include:
•Grants to individuals or very small groups of participants
•“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment
•The power of the board to exchange “underwater” options without shareholder approval. This pertains to the ability of a company to reprice options, not the actual act of repricing described above
•Below market rate loans to officers to exercise their options
•The ability to grant options at less than fair market value;
•Acceleration of vesting automatically upon a change in control
•Excessive compensation (i.e. compensation plans which we deem to be overly dilutive)

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies will not have any such repurchase plan factored into the dilution calculation if they do not (i) clearly state the intentions of any proposed share buy-back plan, (ii)
disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares, and (iv)
disclose the time frame during which the shares will be bought back.

162(m) Plan Amendments If a plan would not normally meet our criteria described above, but was primarily amended to add specific performance criteria to be used with awards that were designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then we will support the proposal to amend the plan.

Employee Stock Option Plans
We generally vote for stock purchase plans with an exercise price of not less than 85 percent of fair market value. However, we take market practice into consideration.
Compensation-Related Items
We generally support the following proposals:
•Expansions to reporting of financial or compensation-related information within reason
•Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee
We generally vote against the following proposal:
•Retirement bonuses for non-executive directors and auditors

Miscellaneous/Routine Items	We generally support the following miscellaneous/routine governance items:

•Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate
•Opting-out of business combination provision
•Proposals that remove restrictions on the right of shareholders to act independently of management
•Liquidation of the company if the company will file for bankruptcy if the proposal is not approved
•Shareholder proposals to put option repricings to a shareholder vote

•General updating of, or corrective amendments to, charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•Change in corporation name
•Mandates that amendments to bylaws or charters have shareholder approval
•Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable
•Repeals, prohibitions or adoption of anti-greenmail provisions
•Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting
•Exclusive forum provisions
State Street Global Advisors generally does not support the following miscellaneous/ routine governance items:
•Proposals requesting companies to adopt full tenure holding periods for their executives
•Reincorporation to a location that we believe has more negative attributes than its current location of incorporation
•Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable
•Proposals to approve other business when it appears as a voting item
•Proposals giving the board exclusive authority to amend the bylaws
•Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability)
issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our stewardship priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company's existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our
Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues and
our Frameworks for Voting Environmental and Social Shareholder Proposals, both available at ssga.com/about-us/asset-stewardship.html.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager*
with US $4.14 trillion† under our care.

*
Pensions & Investments Research Center, as of December 31, 2020.
†
This figure is presented as of December 31, 2021 and includes approximately $61.43 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com
State Street Global Advisors Worldwide Entities
Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611.
Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite
1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global
Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse

59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 -20121 Milano, Italy. T: 39 02 32066 100. F: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith
Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority.
Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 786 3000.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors' express written consent.
© 2022 State Street Corporation.
All Rights Reserved.
ID949712-3479916.2.1.GBL.RTL 0322
Exp. Date: 03/31/2023

March 2022
United Kingdom and Ireland
Proxy Voting and Engagement Guidelines

State Street Global Advisors' United Kingdom and
Ireland Proxy Voting and Engagement Guidelines[i]
outline our expectations of companies listed on stock
exchanges in the United Kingdom and Ireland. These
Guidelines complement and should be read in
conjunction with State Street Global Advisors' Global
Proxy Voting and Engagement Principles, which provide
a detailed explanation of our approach to voting and
engaging with companies, and State Street Global
Advisors' Conflict Mitigation Guidelines.

i
These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors' United Kingdom (“UK”) and Ireland Proxy Voting and
Engagement Guidelines address areas including board structure, audit-related issues, capital structure, remuneration, environmental, social and other governance-related issues.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. When we identify that a country's regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines, we may hold companies in such markets to our global standards.

In our analysis and research into corporate governance issues in the UK and Ireland, we expect all companies that obtain a primary listing on the London Stock Exchange or the
Irish Stock Exchange, regardless of domicile, to comply with the UK Corporate
Governance Code, and proactively monitor companies' adherence to the Code. Consistent with the ‘comply or explain' expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance in which companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors' Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors' Active Fundamental and Europe, Middle East and Africa (“EMEA”) Investment teams. We collaborate on issuer engagements and provide input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

State Street Global Advisors is a signatory to the United Nations Principles for
Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing, and are working to further integrate ESG principles into investment and corporate governance practice where applicable and consistent with our fiduciary duty.

Directors and Boards
Principally, we believe the primary responsibility of a board of directors is to preserve and enhance shareholder value and to protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management, and monitoring the risks that arise from a company's business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the
(re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence for UK companies include factors such as:
•Participation in related-party transactions and other business relations with the company
•Employment history with company
•Excessive tenure and a preponderance of long-tenured directors
•Relations with controlling shareholders
•Family ties with any of the company's advisers, directors or senior employees
•Company classification of a director as non-independent

When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, we may withhold votes from board chairs and lead independent directors who sit on more than three public company boards, and from non-executive directors who hold more than four public company board mandates. We may also take voting action against Named
Executive Officers who undertake more than two public board memberships. Service on a mutual fund board or a UK investment trust is not considered when evaluating directors for excessive commitments.

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings in a given year without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings.

We support the annual election of directors.

While we are generally supportive of having the roles of chair and CEO separated in the
UK market, we assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as the company's specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we monitor for circumstances in which a combined chair/CEO is appointed or a former CEO becomes chair.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

We believe companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, the appointment of external auditors, auditor qualifications and independence, and effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight over executive pay. We will vote against nominees who are executive members of audit or remuneration committees.

We consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company's compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company's remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we will vote against the Chair of the remuneration committee.

Board Gender Diversity

We expect boards of all listed companies to have at least one female board member. If a company fails to meet this expectation, State Street Global Advisors may vote against the chair of the board's nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee.

Board Racial/Ethnic Diversity

We believe that companies have a responsibility to effectively manage and disclose risks and opportunities related to racial and ethnic diversity. If a company in the FTSE 100 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we will vote against the Chair of the nominating committee. We may withhold support from the
Chair of the nominating committee also when a company in the FTSE 100 does not have at least one director from an underrepresented community on its board.

Director Time Commitments

When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, State
Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

•Named Executive Officers (NEOs) of a public company who sit on more than two public company boards
•Non-executive board chairs or lead independent directors who sit on more than three public company boards
•Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

•A numerical limit on public company board seats a director can serve on
•This limit cannot exceed our policy by more than one seat
•Consideration of public company board leadership positions (e.g., Committee Chair)
•Affirmation that all directors are currently compliant with the company policy
•Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose
Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Incorporating R-FactorTM into Director Votes

R-FactorTM is a scoring system created by State Street Global Advisors that measures the performance of a company's business operations and governance as it relates to financially material ESG factors facing the company's industry. R-FactorTM encourages companies to manage and disclose material, industry-specific ESG risks and opportunities, thereby reducing investment risk across our own portfolio and the broader market. State Street Global Advisors may take voting action against the independent board leader at companies listed on the FTSE 350 that are R-FactorTM laggards[1] and momentum underperformers[2] and cannot articulate how they plan to improve their score.

Climate-related Disclosure
We believe climate change poses a systemic risk to all companies in our portfolio.

State Street Global Advisors has publicly supported the global regulatory efforts to establish a mandatory baseline of climate risk disclosures for all companies. Until these consistent disclosure standards are established, we find that the recommendations of the
Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework by which companies can develop strategies to plan for climate-related risks and make their businesses more resilient to the impacts of climate change.

As such, we may vote against the independent board leader at companies in the FTSE 350 that fail to provide sufficient disclosure in accordance with the TCFD framework, including:
•Board oversight of climate-related risks and opportunities
•Total Scope 1 and Scope 2 greenhouse gas emissions
•Targets for reducing greenhouse gas emissions
Indemnification and Limitations on Liability

Generally, we support proposals to limit directors' liability and/or expand indemnification and liability protection up to the limit provided by law. This holds if a director has not acted in bad faith, gross negligence, nor reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

1
Bottom 10 percent of scores relative to industry peers.
2
Have consistently underperformed their peers over the last two years; bottom 30 percent of scores relative to industry peers.

Appointment of External Auditors

State Street Global Advisors believes that a company's auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors
We generally oppose limiting the legal liability of audit firms because we believe this could create a negative impact on the quality of the audit function.
Approval of Financial Statements

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company's financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/
adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Shareholder Rights and Capital-Related Issues	Share Issuances

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is essential to shareholders' ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company's existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board.
Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

We generally support a proposal to repurchase shares. However, this is not the case if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below
30% without adequate explanation or the payout is excessive given the company's financial position. Particular attention will be paid where the payment may damage the company's long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders' rights and are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:
•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders
•Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
•Offers with potentially damaging consequences for minority shareholders because of illiquid stock
•Offers in which we believe there is a reasonable prospect for an enhanced bid or other bidders
•The current market price of the security exceeds the bid price at the time of voting
Anti-Takeover Measures
We oppose anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.
Notice Period to Convene a General Meeting
We expect companies to give as much notice as is practicable when calling a general meeting. Generally, we are not supportive of authorizations seeking to reduce the notice period to 14 days.

Remuneration	Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, we consider adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short- term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders' interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices or if the company has not been responsive to shareholder concerns.

Equity Incentive Plans

We may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance, vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors' fees are generally not controversial. We typically support resolutions regarding directors' fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance related pay to non-executive directors on a company- by-company basis.

Risk Management
State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight of the risk management process established by senior executives at a company.
We allow boards to have discretion over how they provide oversight in this area. We expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks as they can evolve with a changing political and economic landscape or as companies diversify their operations into new areas.

Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability)
issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our stewardship priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company's existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our
Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues and
Frameworks for Voting Environmental and Social Shareholder Proposals, both available at
ssga.com/about-us/asset-stewardship.html.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager*
with US $4.14 trillion† under our care.

*
Pensions & Investments Research Center, as of December 31, 2020.
†
This figure is presented as of December 31, 2021 and includes approximately $61.43 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com
State Street Global Advisors Worldwide Entities
Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of
Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 932 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch
in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson's Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers' Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of

State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the
Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered
No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors' express written consent.
© 2022 State Street Corporation.
All Rights Reserved.
ID949716-3479919.2.1.GBL.RTL 0322
Exp. Date: 03/31/2023

March 2022
Rest of the World
Proxy Voting and Engagement Guidelines

State Street Global Advisors' Rest of the World Proxy
Voting and Engagement Guidelines[i] cover different
corporate governance frameworks and practices in
international markets not covered under specific country/
regional guidelines. These Guidelines complement and
should be read in conjunction with State Street Global
Advisors' overarching Global Proxy Voting and
Engagement Principles, which provide a detailed
explanation of our approach to voting and engaging with
companies, and State Street Global Advisors' Conflict
Mitigation Guidelines.

i
These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

At State Street Global Advisors, we recognize that markets not covered under specific country/regional guidelines, specifically emerging markets, are disparate in their corporate governance frameworks and practices. While they tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, our proxy voting Guidelines are designed to identify and to address specific governance concerns in each market. We also evaluate the various factors that contribute to the corporate governance framework of a country. These factors include, but are not limited to:
(i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary.

State Street Global Advisors' Proxy Voting and Engagement Philosophy in Emerging Markets
State Street Global Advisors' approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. The overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country.
Thus, improving the macro governance framework in a country may help to reduce governance risks and to increase the overall value of our holdings over time. In order to improve the overall governance framework and practices in a country, members of our
Asset Stewardship Team endeavor to engage with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. We are also a member of various investor associations that seek to address broader corporate governance-related policy issues in emerging markets. To help mitigate company-specific risk, the State Street Global Advisors Asset Stewardship
Team works alongside members of the Active Fundamental and emerging market specialists to engage with emerging market companies on governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives our proxy voting and engagement philosophy in emerging markets.

Our proxy voting Guidelines in emerging markets address six broad areas:
•Directors and Boards
•Accounting and Audit-Related Issues
•Shareholder Rights and Capital-Related Issues
•Remuneration
•Environmental and Social Issues
•General/Routine Issues

Directors and Boards
We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundation for a well governed company. However, several factors, such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions, and the general resistance from controlling shareholders to increase board independence, render the election of directors as one of the most important fiduciary duties we perform in emerging market companies.

We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including general market practice and availability of information on director skills and expertise. We expect companies to meet minimum overall board independence standards, as defined in a local corporate governance code or market practice. Therefore, in several countries, we will vote against certain non-independent directors if overall board independence levels do not meet market standards.

Our broad criteria for director independence in emerging market companies include factors such as:
•Participation in related-party transactions
•Employment history with company
•Relations with controlling shareholders and employees
•Company classification of a director as non-independent

In some countries, market practice calls for the establishment of a board level audit committee. We believe an audit committee should be responsible for monitoring the integrity of the financial statements of a company and appointing external auditors. It should also monitor their qualifications, independence, effectiveness and resource levels.
Based upon our desire to enhance the quality of financial and accounting oversight provided by independent directors, we expect that listed companies have an audit committee constituted of a majority of independent directors.

Further, we expect boards of listed companies in all markets and indices to have at least one female board member. If a company fails to meet this expectation, State Street Global
Advisors may vote against the Chair of the board's nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process. We may waive the policy if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to its board.

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company's compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company's remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we will vote against the Chair of the remuneration committee.

Audit-Related Issues
The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. We believe that audit committees provide the necessary oversight for the selection and appointment of auditors, the company's internal controls and the accounting policies, and the overall audit process.

Appointment of External Auditors

We believe that a company's auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. We believe that it is imperative for audit committees to select outside auditors who are independent from management.

Approval of Financial Statements
The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company's financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/
adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Shareholder Rights and Capital-Related Issues
State Street Global Advisors believes that changes to a company's capital structure, such as changes in authorized share capital, share repurchase and debt issuances, are critical decisions made by the board. We believe the company should have a business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related-Party Transactions

Most companies in emerging markets have a controlled ownership structure that often includes complex cross-shareholdings between subsidiaries and parent companies
(“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders, such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, we expect companies to provide details about the transaction, such as its nature, value and purpose. This also encourages independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs
With regard to share repurchase programs, we expect companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.

Mergers and Acquisitions

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations and other major changes to the corporation.
Proposals that are in the best interest of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported.
In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders' rights are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to, the following:

•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders
•Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
•Offers with potentially damaging consequences for minority shareholders because of illiquid stock
•Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•The current market price of the security exceeds the bid price at the time of voting

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for State Street Global Advisors to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Remuneration
We consider it to be the board's responsibility to set appropriate levels of executive remuneration. Despite the differences among the types of plans and the potential awards, there is a simple underlying philosophy that guides our analysis of executive remuneration:
there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets, we encourage companies to disclose information on senior executive remuneration.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders' interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.
With regard to director remuneration, we support director pay provided the amounts are not excessive relative to other issuers in the market or industry, and are not overly dilutive to existing shareholders.

Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability)
issues. We use our voice and our vote through engagement, proxy voting and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our stewardship priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company's existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our
Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues and
our Frameworks for Voting Environmental and Social Shareholder Proposals, both available at ssga.com/about-us/asset-stewardship.html.

General/Routine Issues
Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, our guidelines consider several factors, such as historical dividend payouts, pending litigation, governmental investigations, charges of fraud, or other indication of significant concerns.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors
For four decades, State Street Global Advisors has served the world's governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager*
with US $4.14 trillion† under our care.

*
Pensions & Investments Research Center, as of December 31, 2020.
†
This figure is presented as of December 31, 2021 and includes approximately $61.43 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com
State Street Global Advisors Worldwide Entities
Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981
McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 932 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson's Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39
02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers' Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson's Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street

Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered
No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States:
State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.
Investing involves risk including the risk of loss of principal.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without
State Street Global Advisors' express written consent.
© 2022 State Street Corporation.
All Rights Reserved.
ID949714-3479918.2.1.GBL.RTL 0322
Exp. Date: 03/31/2023

CHAMPLAIN INVESTMENT PARTNERS
PROXY VOTING
Policy
Unless otherwise directed, Champlain, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting, and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice include the responsibility to monitor corporate actions, receive and vote client proxies, and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. A copy of our written proxy policy and procedures and/or the record of proxy votes for a client's portfolio will be provided to that client upon request.
Although Champlain's policy is to vote proxies for clients unless otherwise directed in writing, there may be times in which the firm would not exercise voting authority on matters where the cost of voting would be high, such as with some foreign securities, and/or the benefit to the client would be low, such as when casting a vote would not reasonably be expected to have a material effect on the value of the client's investment.
Situations may arise in which more than one Champlain client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, clients may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, Champlain may cast different votes on behalf of different clients or on behalf of the same client with different accounts.
Unless Champlain otherwise agrees in writing, Champlain will not advise or take any action on behalf of a client in any legal proceedings, including bankruptcies or class actions, involving securities held in, or formerly held in, client's account or the issuers of those securities.
Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and that exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (1) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (2) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (3) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (4) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
Investment advisers that have ERISA clients and are making decisions on proxy voting and other exercises of shareholder rights are required to: (1) act solely in accordance with the economic interest of the plan and its participants and beneficiaries; (2) consider any costs involved; (3) not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any non-pecuniary objective, or promote non-pecuniary benefits or goals unrelated to those financial interests of the plan's participants and beneficiaries or the purposes of the plan; (4) evaluate material facts that form the basis for any particular proxy vote or other exercise of shareholder rights; (5) maintain records on proxy voting activities and other exercises of shareholder rights; and (6) exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights, such as providing research and analysis, recommendations regarding proxy votes, administrative services with voting proxies, and recordkeeping and reporting services.
Responsibility
Champlain has designated professionals as Proxy Voting Managers, who are responsible for the administrative management of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure
Champlain has adopted comprehensive proxy voting procedures to implement the firm's investment policies on behalf of clients. Proxy policies and procedures will be monitored closely, and may be amended or updated when appropriate, to ensure the policies outlined below are effectively executed:
Voting Procedures and Monitoring
•All employees will forward any proxy materials received on behalf of clients to the Proxy Voting Managers;
•The Proxy Voting Managers will determine which client accounts hold the security to which the proxy relates; Absent material conflicts, the appropriate company analyst will determine how Champlain should vote the proxy in accordance with applicable voting guidelines and will complete the voting in a timely and appropriate manner. Proxy systems (i.e., Proxy Edge) may be used to aid in the voting process;
•Clients may provide proxy guidelines to Champlain; in which case the appropriate company analyst will vote in accordance with the applicable voting guidelines provided while adhering to the Conflict of Interest section below;
•The Proxy Voting Managers will facilitate the proxy voting process, ensure process controls are being adhered to, and review ballots prior to submission; under certain circumstances, ballots are also reviewed by an additional analyst.
•Compliance conducts quarterly reviews which include confirmation all proxies were voted during the previous quarter, and a sampling of how ballots were voted in relation to client/firm guidelines and policies;
•Annually, the adequacy of proxy voting policies and procedures are analyzed during the firm's Risk Assessment process and tested during the Annual Compliance Review.
Proxy Advisory Firms
Although Champlain may use the research provided by proxy advisory firms our practice is to use this research in conjunction with client and firm proxy guidelines and an internal analysis of company filings such as annual reports, proxy statements, and quarterly reports.
The due diligence of proxy advisory firms is consistent with that of other service providers of Champlain, and also includes a review of practices for ensuring accuracy in analyses and voting recommendations, as well as a broader competency assessment.
Recordkeeping
The Proxy Voting Managers shall retain the following proxy records in accordance with the SEC's five-year retention requirement:
•These policies and procedures and any amendments;
•A record of each vote that Champlain casts;
•A copy of each written request from a client for information on how Champlain voted such client's proxies, and a copy of any written response;
•Any document Champlain creates that is material to making a decision on how to vote proxies, or that memorializes that decision.
Disclosure
•Champlain will conspicuously display information in its Form ADV Part 2A summarizing the proxy voting policy and procedures, including a statement that clients may request information regarding how Champlain voted a client's proxies, and that clients may request a copy of these policies and procedures.
Client Requests for Information
•All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Proxy Voting Managers;
•In response to any request, the Proxy Voting Managers will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Champlain voted the client's proxy with respect to each proposal about which client inquired.

Small Cap and Mid Cap Voting Guidelines
Fiduciary Duty and Proxy Voting Philosophy
Champlain's fiduciary duty is to vote proxies in a manner that we believe is in the best interests of our clients; accordingly, Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties. Our proxy voting will generally reflect an appreciation for how diversity throughout a company, including at the Board level, as well as responsible stewardship of resources, are likely to improve the odds that a company will deliver superior long-term shareholder returns. We look for diversity across all relevant dimensions; diversity should be appropriate for each company and not formulaic.
Using Management Guidance
The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company's management and directors with respect to proxy issues. Unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with our assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients.
Policy on Board of Directors
Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company's Board of Directors, and a cornerstone of sound corporate governance. To that end, we will support proposals seeking a majority of independent and diverse directors for the board, as well as proposals requiring independent and diverse directors for nominating, audit and compensation committees. Votes on individual director nominees are made on a case-by-case basis examining such factors as board and committee composition, past attendance record, financial interest in the company, diversity of skills and experiences, and governance efficacy.
Policy on Audit Committee
Champlain believes that audit committees should be comprised of directors who are independent and financially literate and shall vote in favor of such a structure. The audit committee should have the exclusive authority to hire independent auditors. We will generally withhold votes for audit committee members who approve significant non- audit relationships with outside auditors, as well as vote against ratification of the outside auditor when such relationships exist.
Policy on Proxy Contest Defenses / Anti-takeover Measures
Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. In these situations, we may conduct more issuer specific analysis; however, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.
Anti-takeover measures generally opposed:
•Classification of the Board of Directors
•Shareholder rights plans (poison pills)
•Greenmail
•Supermajority rules to approve mergers or amend charter or bylaws
•Authority to place stock with disproportionate voting rights
•Golden parachutes
Shareholder resolutions generally supported:
•Rescind or prohibit any of the above anti-takeover measures
•Annual voting of directors; repeal classified boards
•Adoption of confidential voting
•Adoption of cumulative voting

•Redeem shareholder rights plans
•Proposals that require shareholder approval of rights plans (poison pills)
Policy on Capital Structure
Champlain considers disciplined capital use an essential component of effective corporate management. Therefore, we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs for the next twelve months or for compelling management uses. We will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.
Policy on Executive and Director Compensation
Champlain believes stock-based compensation plans must be very carefully analyzed to protect the economic interests of shareholders while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. We will oppose all option plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate directors, executives and employees. Champlain will consider factors such as other corporate incentives, corporate performance, industry practices, and terms and duration of the non-cash compensation program in its decision. We will vote for proposals requiring shareholder approval to retroactively increase non-cash compensation and will generally vote against such proposals.
We will withhold votes for director nominees in the event of a retroactive increase of non-cash compensation without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee stock purchase plans are voted on a case-by-case basis.
Policy on Mergers and Corporate Restructurings
All mergers, acquisitions, and restructurings are voted on a case-by-case basis taking into account financial terms, benefits, and acquisition price.
Social and Environmental Issues
To become and remain highly competitive and be able to recruit and retain the most talented employees and directors, companies should strive for alignment between the long-term interests of shareholders, employees, customers, other community stakeholders, and the health of the environment. Thus, companies should consider issues such as a lack of diversity, inequality, climate change, and other threats to the community and whether their policies and decisions contribute to those threats. We will evaluate social and environmental proposals on a case-by-case basis using a long-term perspective.
Conflicts of Interest
•If there is a conflict of interest between the Champlain proxy voting policy and a client's expressed voting policy, Champlain will vote the proxy in the manner the client has articulated;
•Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business, or personal relationship with the issuer;
•If a material conflict of interest exists, the Proxy Voting Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation;
•Champlain will maintain a record of the voting resolution of any conflict of interest.
Voting Guidelines on Money Market Funds Held for Clients' Cash Sweep and Account Transition Holdings Champlain will vote in line with management's recommendation on proxies for money market funds held for a client's cash sweep, as well as for client holdings that Champlain has sold or is in the process of selling as part of an account transition.

Emerging Markets and Emerging Markets Small Cap Voting Guidelines
Fiduciary Duty and Proxy Voting Philosophy
Champlain's fiduciary duty is to vote proxies in a manner that we believe is in the best interests of our clients; accordingly, Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties. Our proxy voting will generally reflect an appreciation for how diversity throughout a company, including at the Board level, as well responsible stewardship of resources, can improve the odds that a company will deliver superior long-term shareholder returns. We look for diversity across all relevant dimensions; diversity should be appropriate for each company and not formulaic.
Using Management and External Guidance
The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company's management and directors with respect to proxy issues. In some cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with our assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients. Champlain may rely upon external proxy advisers to provide an English-language translation of ballots when one is not offered by the company itself. We may also consider the recommendations of external proxy advisers in our evaluation of ballot items; however, all votes will be made in accordance with Champlain's guidelines and in the best interest of our clients.
Policy on Board of Directors
Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company's Board of Directors, and a cornerstone of sound corporate governance. We seek to balance a Board of Directors that is financially motivated for the company to succeed with a Board that provides independent voices who are able to both support and challenge management. While we are generally supportive of independent directors having large roles on a board, we will not vote for or against any director solely because of their independence or lack thereof.
Policy on Proxy Contest Defenses / Anti-takeover Measures
Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.
Policy on Capital Structure
Champlain considers disciplined capital use an essential component of effective corporate management. Therefore, we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs compelling management uses, and proposals that issue stock at attractive prices. We will generally vote for proposals to increase common shares for a stock split. We are generally supportive of management efforts to return capital to shareholders through dividends and stock buybacks (at reasonable valuations) if there are not alternative uses of the capital and the payout does not cause the company to become overleveraged. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.
Policy on Executive and Director Compensation
Champlain believes stock-based compensation plans must be very carefully analyzed to protect the economic interests of shareholders while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. Because of the wide variance in executive compensation norms by country, we will evaluate these matters on a case-by-case basis, with the goal of allowing companies to attract and retain talent without unjustly burdening shareholders.
Policy on Mergers and Corporate Restructurings
All mergers, acquisitions, and restructurings are voted on a case-by-case basis taking into account financial terms, benefits, and acquisition price.

Auditors
Auditors serve as a key check on management and, through their opinion on a company's financial statements, a key source of information to us as investors. We generally vote to ratify auditors unless they do not appear independent (for example, by receiving substantial compensation for non-audit services) or because the company's business is a large portion of the auditor's total practice. We also generally support the board's ability to set auditor compensation as long as there is no evidence that such compensation is excessive.
Costs or Other Consequences of Voting
On matters where the cost of voting would be high, such as with foreign securities, or the benefit to the client would be low, such as when casting a vote would not reasonably be expected to have a material effect on the value of the client's investment, we may determine refraining from voting is in the best interest of the client.
Social and Environmental Issues
To become and remain highly competitive and be able to recruit and retain the most talented employees and directors, companies should strive for alignment between the interests of shareholders, employees, customers, community stakeholders, and the environment. Thus, companies should consider issues such as a lack of diversity, inequality, climate change, and other threats to the community. We evaluate social and environmental proposals on a case-by-case basis using a long-term perspective.
Conflicts of Interest
•If there is a conflict of interest between the Champlain proxy voting policy and a client's expressed voting policy, Champlain will vote the proxy in the manner the client has articulated;
•Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business, or personal relationship with the issuer;
•If a material conflict of interest exists, the Proxy Voting Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation;
•Champlain will maintain a record of the voting resolution of any conflict of interest.
Voting Guidelines on Money Market Funds Held for Clients' Cash Sweep and Account Transition Holdings Champlain will vote in line with management's recommendation on proxies for money market funds held for a client's cash sweep, as well as for client holdings that Champlain has sold or is in the process of selling as part of an account transition.

KENNEDY CAPITAL MANAGEMENT LLC
POLICY WITH RESPECT TO
PROXY VOTING
December 2022
Introduction
Rule 206(4)-6 under the Advisers Act of 1940, as amended, sets forth the conditions under which advisers owe a fiduciary obligation with respect to each client for which the adviser exercises investment discretion, including the authority and responsibility to vote proxies. Advisers with proxy voting authority must monitor corporate developments and, where appropriate, vote proxies. In addition, advisers must cast proxy votes solely in the best interest of its clients.
Kennedy Capital Management LLC (“KCM”) has adopted the following policies with respect to voting proxies on behalf of its clients:
1.
This written proxy voting policy, which is updated and supplemented from time-to-time, will be provided to each client for which KCM has been delegated the authority or responsibility to vote proxies;
2.
Clients will be advised about how to obtain a copy of the proxy voting policy and information about how their securities were voted;
3.
The proxy voting policy is consistently applied and records of votes maintained for each client;
4.
KCM documents the reasons for voting, including exceptions;
5.
KCM maintains records of such votes cast and client requests for proxy voting information for inspection by the client or governmental agencies;
6.
KCM monitors such voting for any potential conflicts with the interests of its clients; and
7.
KCM maintains systems to ensure that material conflicts will be resolved prior to voting, documenting in each case that its good faith determination was based on the clients' best interests and did not result from the conflict.
Conflicts of Interests
KCM is an investment adviser to pension plans, public and private companies, mutual funds and individual investors, and provides sub-advisory services to investment companies, wrap fee programs, model programs as well as to clients of consultants and other investment advisors as described in KCM's Form ADV. The management fees collected from such clients are KCM's principal source of revenue. With respect to the fees received for advisory services rendered, conflicts of interest may occur when KCM must vote on ballot items of the public companies for which it manages assets and, in certain cases, KCM may have a relationship with the proponents of proxy proposals or participants in proxy contests.
To mitigate potential conflicts of interest or the appearance of conflicts, KCM does not allow employees to sit on the board of directors of any public company without Senior Management approval. To the extent that such conflicts occur, KCM will generally follow the recommendation of the proxy voting service to ensure that the best interests of its clients are not subordinated to KCM's interests. KCM may, in selected matters, consult the Proxy Voting Committee to obtain guidance to vote proxies. Routine matters shall not constitute a material conflict with respect to this procedure.
The Proxy Voting Committee has a duty to make reasonable investigation of information relating to conflicts of interest. The Proxy Voting Committee is chaired by the Chief Operating Officer and is comprised of the Director of Research, the Chief Compliance Officer, the Portfolio Operations Manager and such other members as may be amended from time-to-time as required by a majority vote of its current members, with three members serving as a quorum. The Proxy Voting Committee will determine, prior to voting, whether any of the members of the Committee have a material personal or business conflict—in which case the committee member will abstain from voting.
Engagement of Service Provider
In order to facilitate the proxy voting process, Institutional Shareholder Services, Inc. (“ISS”) has been retained to provide proxy vote research and recommendations based on their own internal guidelines. Votes are cast through the ISS ProxyExchange platform (“ProxyExchange”). The services provided to KCM include access to ISS' research analysis and voting recommendations, receipt of proxy ballots, vote execution based upon the recommendations of ISS, as well as reporting, auditing, working with custodial banks, and consulting assistance for the handling of proxy voting responsibilities. ProxyExchange also maintains proxy voting records and provides KCM with reports that reflect the proxy voting activities of client portfolios. KCM uses this information for appropriate monitoring of such delegated responsibilities.
KCM may, under soft dollar arrangements, pay for no more than the cost allocated to research services. The cost of that portion of the services not constituting “research” for the purposes of Section 28(e) (“mixed-use” services) will be reimbursed to the broker-dealer provider. Presently, ISS' services are not provided to KCM by a broker-dealer under a soft dollar arrangement.
Proxies are voted through the ProxyExchange application in accordance with either the ISS Benchmark Research Policy, or the ISS Catholic Policy. It is the client's decision as to which of these ISS policies will be used to vote its proxies. In the absence of a specific delegation of authority KCM is deemed to have voting authority and, under such circumstances, will vote received ballots in accordance with the ISS Benchmark Research Policy.
Policies Available
•ISS Benchmark Research Policy
•ISS Catholic Policy
The ISS Benchmark Research Policy is the default policy to be used for voting proxies for all clients' accounts (both ERISA and non-ERISA related) unless the client specifically selects the Catholic Policy. KCM declines clients' requests to implement customized proxy voting policies, as they tend to be expensive to implement and difficult to manage on an ongoing basis. KCM encourages the client to vote its own proxies if the client seeks to impose client-specific voting guidelines that may be inconsistent with one of the two policies offered by KCM. KCM does not generally advise a client on proxy voting issues when the client retains authority to handle such matters itself.
The ISS Benchmark Research Policy and the Catholic Policy are both available upon request. These policies provide a general indication as to how proxies will be voted on certain issues. Neither all potential voting issues nor the intricacies that surround individual proxy votes may be addressed therein, and for that reason, actual proxy votes may differ from the selected policy.
Procedures
KCM generally votes all proxies from a specific issuer the same way for each client ; however, proxies may be voted differently for different clients on the same proxy issue based upon one of the two proxy policies chosen by the client. Upon certain circumstances and in KCM's discretion, a client may direct KCM to vote a proxy different from the specific voting guidelines. The client must submit this request in writing to KCM in advance of the meeting date stated on the proxy ballot.
Although KCM generally votes in accordance with the recommendations of ISS, KCM's Portfolio Managers (PMs) and analysts are consulted to determine how to vote on issues when the ISS recommendation differs from the recommendation of the issuer's management. Furthermore, a PM or analyst may direct that proxies be voted in a manner different from that recommended by ISS if he or she is personally informed on the issue and has determined that a different vote is appropriate and in the best interests of KCM's clients. Documentation of the rationale for any proxy voted contrary to the ISS recommendation will be maintained. KCM will vote in accordance with the recommendations of ISS for all short-term investment fund securities and any unsupervised assets retained in the same custodial account KCM has investment discretion over. In the event that ISS does not provide a recommendation on the aforementioned securities, no vote will be entered for these types of securities unless explicitly instructed by an authorized representative of the account.
A custodian may report ballots to ISS through an omnibus account. On occasion, these omnibus accounts may reflect ballots for shares held by different KCM investment strategies which in some instances may not be split. If after reviewing the ISS research, the PMs from the respective strategies are in disagreement on how to vote a particular issue, the issue will be referred to the Proxy Voting Committee who will consider all factors affecting each strategy and determine the best way to vote the block of shares.
KCM will make every reasonable effort to vote all proxies in a timely manner for which KCM has been delegated proxy voting discretion; however, instances may exist when KCM is unable to vote, (including but not limited to the following):
•Delays in account setup between ISS and the client's custodian;
•Miscommunication between ISS and the client's custodian;
•The client's custodian did not receive the proxy ballot;

•The client's custodian did not submit the proxy ballot to ISS in a timely manner;
•ProxyExchange does not reflect the proxy ballot information;
•The proxy ballot was received by KCM with insufficient time to submit a vote;
•KCM held shares on the record date, but sold the shares prior to the meeting date;
•The issuer is a non-U.S. company;
•Securities lending arrangements;
•A proxy is received for a client that has terminated KCM's advisory relationship;
•The client's custodian does not utilize ISS for submission of proxy materials; or
•KCM believes it is not in the best interest of the client to vote the proxy for any other reason not specified herein.
Environmental, Social and Governance (ESG) Strategy
KCM recognizes that ESG issues can impact the valuation of the companies we invest in on behalf of our Clients. In order to effectively factor in ESG considerations when making voting decisions, proxy related research for all securities held in the ESG SMID Cap strategy are distributed to the PM for review.
Custodial Considerations
For each client account for which KCM has been delegated proxy voting discretion, KCM will notify ISS of the account relationship. KCM completes the initial document that ISS will send to the client's custodian requesting proxy statements and materials received on behalf of the client account be sent to ISS.
It is important to understand that from time-to-time custodial issues may arise which are beyond KCM's control. In the event a client delegates proxy voting discretion to KCM, it remains the client's obligation to instruct its custodian to forward applicable proxy materials directly to ISS so that its shares may be voted. Although KCM makes its best efforts to make sure that the client's custodian has received KCM's instructions through ISS, it is the responsibility of the client's custodian to acknowledge receipt of our instructions and to establish the account correctly in order for proxy materials to be submitted to ISS in a timely manner. KCM is not able to vote shares if ISS does not receive proxy materials on a timely basis from the custodian.
It is within each custodian's discretion as to whether it will provide ballots to ISS for issuers whose stocks are held in each client's account. Instead, a custodian may select its own proxy voting provider and choose not to provide proxy ballots to ISS. In these instances, ISS is not able to vote proxies for the client's account and KCM will not be able to accept voting authority for the client's account.
When voting ballots, it is within each custodian's discretion as to whether it will aggregate shares, held on behalf of various clients, in an omnibus account instead of submitting individual ballots for segregated accounts. In these cases, the custodian must rely on its internal records to differentiate the various underlying holdings. In these instances, ISS will not be able to provide KCM with a detailed history of voting records at the individual client account level.
Securities Lending Arrangements
The client may contract with its selected custodian to participate in a securities lending program. Under most securities lending arrangements, securities on loan to a borrower on the proxy record date is not voted by the lender unless the securities are recalled prior to the record date for the vote. As a general matter, KCM will not attempt to ask custodians to recall securities engaged in lending programs to facilitate proxy voting; therefore, the responsibility to vote proxies for securities on loan will typically reside with the borrower rather than the lender.
Notification of Account Termination and Closed Accounts
KCM will continue voting a client's proxies after the client has provided notification to terminate its advisory relationship with KCM unless explicit instructions are received that state otherwise. Although ballots received prior to the actual account termination date will generally be voted, ballots received after the termination of the account will neither be reviewed nor voted.

Voting For Non U.S. Issuers
It is KCM's policy to seek to vote all proxies for securities held in client accounts for which it has been delegated proxy voting discretion. In the case of non-U.S. issuers, proxies are voted on a best efforts basis and it may be difficult to vote or KCM may be prevented from voting due to a number of administrative issues that may include, but are not limited to, the following:
•KCM may not know when a meeting is taking place or may not be able to obtain relevant information. For example, KCM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting;
•Trading restrictions may have been placed on shares subject to voting.
A custodian may, in its sole discretion, determine that it will provide proxies to ISS for U.S. domestic companies, but not for non-U.S. issuers. Or, custodians may determine to provide proxies for non-U.S. issuers only to the custodians' selected proxy voting provider. In these instances, ISS is not able to vote proxies for non-U.S. issuers held in a client's accounts.
Generally, research coverage of non-U.S. issuers is provided by ISS. However, voting recommendations are not always provided with research; therefore, ballots for non-U.S. issuers are generally voted according to the chosen policy.
In certain circumstances, KCM will occasionally abstain from voting for non-U.S. issuers when unjustifiable costs and resources associated with voting a client's proxy might exceed any anticipated benefits to the client.
Active Communications with Corporate Management
KCM has actively voted against management-sponsored initiatives where deemed appropriate. This action is the most direct communication of the fiduciary voters' concerns in some instances. Additional actions may include or have included direct meetings with corporate representatives, conference calls, inquiries through third parties and, on occasion, letter writing. KCM participates in a number of forums where its employees are able to meet and discuss issues with corporate representatives; these forums include conferences, seminars, user workshops, and other venues.
KCM has historically, and will in the future, review the proxy process for ERISA funds to adhere to two operative principles:
•Our duty of loyalty: What is in the best interest of the fund beneficiaries? Are their rights or ability to act being altered by this vote? Is it other than beneficial?
•Our duty of prudence: Is the action proposed other than in the long-term financial interest of the fund? If an issue is reviewed and found to be basically “ERISA-neutral,” less concern is possibly warranted than when it has a potential substantive adverse financial or best interest impact.
To date, KCM has been an active shareholder in the context of the proxy process and, when appropriate or necessary, has engaged in conversations with management and those who monitor the company. KCM will continue to carry out a detailed assessment of a company when evaluating areas of concern.
KCM has not, to date, actively considered filing shareholder proposals or writing letters to companies on a regular basis. These activities and others which could be considered expressions of activism are not under consideration at this time. Should a particular equity company become a concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Participation in national forums and contacts with corporate representatives will also continue. A more individualized approach could evolve if these methods are not satisfactory in the context of a particular company. With numerous stocks to monitor and vote for client accounts, KCM recognizes it is not feasible or appropriate to be in active communication with 100% of companies.
As a result, it is believed that the current use of both internal and external resources to provide economies of scale and to more quickly identify concerns is an effective and appropriate use of time and assets in the management process. The final and perhaps most valuable tool KCM can use in the process of being an active and involved fiduciary remains the weight of its vote and, through that vote, we believe we can play a significant role in bringing concerns to corporate management on behalf of our clients.

Reconciliation
To the extent reasonably practicable, KCM shall seek to reconcile proxies as reflected on ProxyExchange against securities eligible to be voted in client accounts with the exception of accounts in a wrap program or where a client's custodian wraps ballots1. Discrepancies identified between the expected ballots and actual ballot will be investigated with ISS and the client's custodian to make a best effort to determine the cause of the discrepancy. Documentation of discrepancies will be maintained.
Maintenance of Proxy Voting Records & Program Responsibility
The documents listed below shall be maintained for no less than seven (7) years by KCM, by ISS or by another third-party service provider, on behalf of KCM; provided that ISS or another third party service provider shall undertake to provide KCM copies of such documents promptly upon its request:
•KCM's proxy voting policies and procedures;
•Proxy statements received for client and fund securities, provided that no copy of a proxy statement found on the SEC's EDGAR website need be retained;
•Records of votes cast on behalf of clients and funds;
•Records of oral or written requests for proxy voting information and written responses from KCM; and
•Any documents prepared by KCM that were material to making a proxy voting decision or that memorialized the basis for the decision.
The Portfolio Operations Manager is responsible for the administration of KCM's proxy voting activities.
Inquiries
Clients should contact KCM to request additional proxy voting information or for a record of proxies voted on their behalf. Client inquiries should be directed to Kennedy Capital Management LLC, attention Client Service Department, 10829 Olive Blvd, St. Louis, MO 63141, or by calling 800-859-5462.
Except as otherwise required by law, KCM has a general policy of not disclosing proxy voting records to an unaffiliated third party.
_________________
1
Proxy ballots for wrap account sponsors or in certain circumstances where a client's custodian wraps ballots are provided to KCM on an aggregated basis for all accounts managed by KCM in the sponsor's program or by that client's custodian; therefore, KCM cannot reconcile the holdings in such accounts against the shares voted.

PALISADE CAPITAL MANAGEMENT, LP
PROXY VOTING PROCEDURES
Amended June 2022
General Policy
Palisade will vote Client proxies if a Client specifically requests Palisade to do so and Palisade consents to such agreement in writing. With respect to ERISA accounts, Palisade will vote proxies unless the plan documents or the Client's Investment Management Agreement with Palisade reserve the plan sponsor's right to vote proxies. Clients may delegate such authority and responsibility to a properly authorized agent. If Clients delegate such authority to Palisade, this delegation generally is contained in the Client's Investment Management Agreement with the Client or in a separate written instruction. To direct Palisade to vote a proxy in a particular manner, Clients should (i) contact Palisade by mail at: Palisade Capital Management, LP, One Bridge Plaza North, Suite 1095, Fort Lee, New Jersey 07024-7102, Attn: Compliance Department, (ii) call their client service representative at (201) 585-7733, or (iii) send an email to investorrelations@palcap.com. If Palisade agrees in writing to be responsible for voting Client proxies or making elections with respect to issuers of securities held in Client account(s), Palisade will vote proxies in accordance with Clients' economic interests and in accordance with Palisade's established policies and procedures. Palisade has contracted with Institutional Shareholder Services, Inc., a third party proxy voting agent (the “Proxy Agent”) to provide research and assist with voting.
Palisade will retain all proxy voting books and records for the required period of time, including a copy of each proxy statement, a record of each vote, a copy of any document created that was used while deciding how to vote, and a copy of each written Client request for information on how Palisade voted. Clients may request information on how proxies for its shares were voted by contacting Palisade as described above.
For accounts where Palisade does not vote proxies, Palisade may provide investment advisory services relative to Client investment assets but Clients will maintain exclusive responsibility for: (i) directing the manner in which proxies solicited by issuers of securities beneficially owned by the Client as of the record date shall be voted, and (ii) making all elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the Client's investment assets. Clients that vote their own proxies are responsible for instructing each of their custodians to forward to the Client copies of all proxies and shareholder communications relating to the Client's investment assets. If Palisade receives a proxy for a Client and does not have proxy voting authority, the proxy will be forwarded to the Client for voting as promptly as reasonably possible.
Except as noted in this policy, Palisade has no obligation or authority to vote any Client's proxy, to render any advice with respect to the voting of proxies, or to make elections solicited by or with respect to issuers of securities held by any Client. Accordingly, Clients will receive their proxies or other solicitations directly from their custodian and are responsible for voting such proxies on their own.
Unless otherwise agreed to in writing, Palisade will neither advise nor act on behalf of a Client in legal proceedings involving companies whose securities are held in such Client's account(s), including, but not limited to, the filing of “Proofs of Claim” in class action settlements. If desired, Clients may direct Palisade to transmit copies of class action notices to the Client or a third party. Upon such direction, Palisade will make commercially reasonable efforts to forward such notices in a timely manner. Notwithstanding the foregoing, Palisade has contracted with a third party vendor to assist Clients (at a Client's request and sole expense) with the filing and processing of “Proofs of Claim” in class action settlements.
If Palisade exercises voting authority on behalf of a Palisade Client and maintains investment supervision of such Client's securities, then the following Proxy Voting Procedures (the “Procedures”) will apply to those Client securities:
Proxy Voting Procedures
The Proxy Agent provides research to Palisade on each proxy issue, along with a proxy voting recommendation. The recommendations are determined in accordance with the Proxy Agent's guidelines, which Palisade has adopted as its general proxy voting policy (the “Guidelines”). Clients may obtain a copy of the Guidelines by submitting a request to Palisade, as described above. Palisade relies on the Proxy Agent to ensure soliciting materials received close to the submission deadline are incorporated into voting recommendations.
Palisade's Compliance Department is responsible for monitoring receipt of research and recommendations from the Proxy Agent, obtaining voting decisions from the appropriate Palisade investment professionals responsible for voting (if necessary), and for ensuring that Client proxies are voted and submitted to the Proxy Agent in a timely manner. However, if

Palisade does not send its vote preference to the Proxy Agent before the voting deadline, the Proxy Agent will vote Palisade Client proxies in accordance with its recommendations. If Palisade receives a physical proxy for a Client for whom Palisade has proxy voting authority, such proxy will be voted promptly in accordance with these Procedures and forwarded to the Proxy Agent for recordkeeping purposes.
When the Proxy Agent recommends voting a proxy consistent with the portfolio company management team's recommendation, such proxy will automatically be voted in accordance with the Proxy Agent's recommendation.
When the Proxy Agent recommends either withholding, voting contrary to the portfolio company management team's recommendation, or does not provide a recommendation for a particular ballot issue, the applicable research and recommendation from the Proxy Agent will be forwarded to Palisade Chief Investment Officer Dennison T. Veru and the Investment Team that manages the portfolio owning the issue. If the Investment Team desires to vote the proxy contrary to the Proxy Agent's recommendation, a member of the Investment Team will provide a brief memorandum to Palisade's Conflicts of Interest Committee explaining the reasons for their desired vote. The Conflicts of Interest Committee will evaluate whether any material conflict of interest (as discussed below) has influenced the Investment Team's proxy voting decision and may approve an “override” of the Proxy Agent's recommendation if the Committee is comfortable that no such material conflict exists. In all cases, overriding consideration will be given to each Client's stated guidelines or restrictions, if any.
Any attempt to influence the proxy voting process by issuers or others not identified in these policies and Procedures should be promptly reported to the CCO. Similarly, any Client's attempt to influence proxy voting with respect to other Clients' securities should be promptly reported to the CCO.
Palisade will not neglect its proxy voting responsibilities, but Palisade may abstain from voting if it deems that abstaining is in its Clients' best interests. In addition, Palisade may be unable to vote securities that have been lent by a Client's custodian (under a separate agreement between the Client and its custodian), as such securities generally do not generate a proxy. Because Palisade has no knowledge of when securities are loaned by a Client's custodian, loaned securities are not subject to these Procedures. Also, proxy voting in certain countries involves “share blocking”, which limits Palisade's ability to sell the affected security during a blocking period that can last for several weeks. Palisade believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so Palisade generally abstains from voting when share blocking is required. The Compliance Department will prepare and maintain memoranda describing the rationale for any instance when Palisade receives but does not vote a Client's proxy.
Conflicts of Interest
A conflict of interest exists when Palisade has knowledge of a situation where Palisade, its Supervised Persons or affiliates would enjoy a special or increased benefit from casting a Client proxy vote in a particular way. A conflict of interest may occur in the following cases; however, this list is not all-inclusive:
•The issuer of securities that Palisade holds in Client accounts (and for which Palisade is required to vote Client proxies) is a Palisade client.
•Palisade is soliciting new business from an issuer of securities that Palisade holds in Client accounts (and for which Palisade is required to vote Client proxies).
•A Palisade Supervised Person (or a Supervised Person of a Palisade affiliate) serves as a director of an issuer of securities that Palisade holds in Client accounts (and for which Palisade is required to vote Client proxies).
•A Private Equity Fund managed by Palisade owns equity or debt of an issuer of securities that Palisade holds in Client accounts (and for which Palisade is required to vote Client proxies).
When a material conflict of interest occurs, the Proxy Agent will be solely responsible for voting the affected Client proxy based on its Guidelines or specific Client restrictions, and Palisade will not be permitted to “override” the recommendation (as described above). When a non-material conflict occurs, Palisade's Conflicts of Interest Committee will be permitted to “override” the recommendation (as described above). As used above, a conflict of interest is presumed to be “material” if it involves 1% or more of Palisade's annual revenue. The definition of “material” is subject to change at Palisade's discretion.
Palisade will document all conflicts of interest, whether or not material, and keep the documentation with the Client's proxy records. Such documentation will be compiled by the Conflicts of Interest Committee and be attached to the Proxy Agent's certification and voting statement. All documentation in connection with a Palisade conflict of interest will be sent to the Client for whom there was a conflict.

Palisade maintains a list of securities and issuers (known as the “Restricted List”) that cannot be traded in Client or employee personal accounts. The Restricted List minimizes the possibility of the occurrence of a material conflict of interest by prohibiting the trading of securities of issuers where Palisade possesses non-public information, or where Palisade deems it necessary or prudent for other compliance, business, or regulatory objectives. Palisade updates its Restricted List promptly as needed.
Disclosures to Clients and Investors
Palisade includes a description of its policies and Procedures regarding proxy voting in Part 2A of Form ADV, along with a statement that Clients and investors can contact Palisade to obtain a copy of these policies and Procedures, and/or a record of proxy votes on their behalf.
Palisade generally does not disclose to Clients details regarding how proxies were voted for other Clients except in required regulatory filings.
Disclosures to Unaffiliated Third Parties
Any request for information about proxy voting from an unaffiliated third party should be promptly forwarded to the CCO. As a matter of policy, Palisade does not disclose how it expects to vote on upcoming proxies. Additionally, Palisade does not disclose the way it voted proxies to unaffiliated third parties not having a legitimate need to know such information.
Annual and Ongoing Reviews
The Compliance Department will review, no less frequently than annually, the adequacy of Palisade's proxy voting policies and Procedures to make sure they have been implemented effectively, including whether the policies and Procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of Clients.

SOUTHERNSUN ASSET MANAGEMENT
Proxy Voting
Policy
Pursuant to Rule 206(4)-6 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies. In addition to SEC requirements, our proxy voting policy reflects the fiduciary standards and responsibilities set out under other applicable regulations (i.e., ERISA).
Rule 206(4)-6 is supplemented by Investment Advisers Act Release No. 5325 (September 10, 2019) (“Release No. 5325”), which contains guidance regarding the proxy voting responsibilities of investment advisers under the Advisers Act. Among other subjects, Release No. 5325 addresses the oversight of proxy advisory firms by investment advisers. Further, Investment Advisers Act Release No. 5547 (September 3, 2020) contains supplementary guidance addressing the risk of voting a proxy before an issuer files additional soliciting materials with the SEC and associated client disclosures in this regard.
In order to fulfill its responsibilities under the Advisers Act, SouthernSun has adopted the following policies and procedures for proxy voting with regard to companies in our client's investment portfolios. Notwithstanding the foregoing, as SSAM UK does not provide advisory services to any client, other than its U.S. parent, it shall not be responsible for voting any proxies.
Responsibility
The Investment Team has the responsibility for the implementation and monitoring of our proxy voting policy and procedures for proxy voting with regard to companies in investment portfolios of our clients.
The Operations Team has both the execution responsibility of voting proxies on behalf of client accounts and the record keeping responsibilities for retaining all proxy-related documents referenced herein. The Operations Team shall work with the Compliance and Legal Team to obtain all necessary documentation to support its execution responsibilities.
Key Objectives
Unless otherwise agreed between the adviser and client, the adviser will vote proxies in accordance with these policies and procedures. Adviser and client have flexibility in determining the scope of the adviser's proxy voting authority.
The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and long-term strategic planning of the company, subject to the oversight of the company's board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders. Consideration of proxy issues is focused on the investment implications of each issue. With that said, each vote made by us is aimed to maximize the economic long-term value of our client's holdings.
Therefore, we will be guided by the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:
Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors, and the board should be accountable to shareholders.
Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders, employees, and communities in which they do business. For example, we generally believe that compensation should be designed to reward management for creating value for the shareholders of the company.
Transparency. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

Decision Methods
No set of proxy voting guidelines can anticipate all situations that may arise. In certain cases, we may seek insight from company management on how a particular proxy proposal will impact a company and vote accordingly. As the adviser to the SouthernSun U.S. mutual funds (the “Funds”), we will vote proxies of the Funds solely in the interest of its shareholders. We will not subordinate the interests of the Funds to any unrelated objectives. We will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.
SouthernSun generally utilizes Broadridge Proxy Edge in order to access web-based proxy voting and meeting information to assist in the administration of the voting process. In addition, we use third party proxy advisory firms (“Proxy Advisors”) to provide vote recommendations for proxy votes, which we may utilize in our research process to assist the overall decision process on proxy votes. SouthernSun, however, does not rely on such vote recommendations but rather adheres to its own proxy voting process as outlined herein. To the extent that a Proxy Advisor provides additional soliciting materials from an issuer regarding a proxy vote, then SouthernSun will monitor for such materials after SouthernSun has received the Proxy Advisor's voting recommendation but before the submission deadline.
In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. When a conflict is identified as material, SouthernSun will disclose the conflict to the affected client. Where conflicts are not apparent, the client should notify SouthernSun of the conflict. Following disclosure, SouthernSun will then either vote in accordance with the client specific instructions (e.g., AFL-CIO proxy voting guidelines) or obtain permission to vote, as usual, in the best interest of shareholders or clients. If SouthernSun is unable to contact the client, information and/or recommendations prepared by the Proxy Advisor may be referenced. The documentation will be maintained with the copy of the proxy vote submitted in the proxy file.
Proxy Voting Guidelines
Election of the Board of Directors
We believe that good corporate governance generally starts with a board composed primarily of independent directors. We will evaluate board structures on a case-by-case basis.
Approval of Independent Registered Public Accounting Firm
We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.
We will evaluate on a case-by-case basis for instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.
Executive Compensation Plans
We believe that appropriately designed executive compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.
We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.
The firm may also consider many other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.
Corporate Structure
We typically view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings, and to remove directors, to be fundamental to good corporate governance. However, we will also take into consideration management's views on specific shareholder rights proposals to ensure that management is not potentially distracted by proposals which are frivolous or appear to be motivated by a short-term perspective.
Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

Shareholder Rights Plans
There are shareholder rights plans which, when triggered by a hostile acquisition, attempt to give shareholders share purchase or sale rights so far out of line with the market that certain shareholders are advantaged, possibly at the risk of diminution of wealth to the company. These rights plans are known as poison pills, and such measures may tend to entrench current management, which may be considered to have a negative impact on shareholder value. There are arguments in favor of and against these rights plans.
We believe the best approach is for a company to seek shareholder approval of rights plans, and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.
Maintenance of Records
We will maintain records of our proxy voting and any document created that was material in determining the vote for at least five years (two years on-site).
Investment Company Issues
Proposal
The Funds may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the 1940 Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is our policy to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1) (F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by our Director of Operations for future reference.
SEC Filings
The Form N-PX containing each U.S. mutual fund's complete proxy voting record for the twelve-month period ended June 30 is filed by SEI Investments Global Funds Services with the SEC by August 31 of each year. These Proxy Voting Policies and Procedures are filed in the Funds' registration statement.
Procedures
SouthernSun has adopted procedures to implement the firm's policy and to monitor and ensure that the firm's policy is observed, implemented properly, and amended or updated, as appropriate, and includes the following:
Voting
•The Operations Team is notified either electronically or by regular mail of any upcoming proxy votes for pertinent securities as well as any accompanying materials/documentation.
•The Operations Team then notifies the primary analyst on the Investment Team that is responsible for voting proxies for said security.
•The primary analyst shall determine the appropriate voting decision according to the guidelines listed above. In addition, a separate analyst on the Investment Team must also review and approve such proxy voting decision. In certain instances, the client may provide specific proxy voting guidelines (e.g., AFL-CIO proxy voting guidelines) and request that the firm votes in accordance with such guidelines. The Investment Team, as a whole, may discuss particular items on a company's voting ballot in order to determine how to vote.
•The Operations Team will determine which client accounts hold the security to which the proxy relates.
•The Operations Team will tabulate all custodial records and send the proxy vote to the company either electronically or by regular mail; provided that, the Operations Team will only be able to successfully submit a proxy vote in the case of foreign securities if the appropriate authorizations have been provided to the client's custodian.
•Any breakdowns in the voting process (e.g., missed votes, incorrect votes) must be immediately escalated to the Director of Operations and Chief Compliance Officer for resolution.
•As a matter of practice, SouthernSun generally will not vote proxies associated with Exchange Traded Funds (“ETFs”), money market funds, or for securities that are on loan or no longer in the firm's investment strategies at the time of the relevant proxy vote.
•SouthernSun will generally not participate in companies domiciled in countries requiring share blocking. For situations that involve a power of attorney, SouthernSun cannot guarantee that a vote will be accepted.

Disclosure
•SouthernSun will provide conspicuously displayed information in its Form ADV summarizing our proxy voting policy and procedures, including a statement that clients may request information regarding how SouthernSun voted proxies, and that clients may request a copy of our proxy policies and procedures.
•SouthernSun will also seek to include the following disclosure in it is client agreements with clients:

We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Interpretive Bulletin 2008-2, 29 C.F.R. 2509.08-2 (Oct. 17, 2008).
•The Compliance and Legal Team will also send a copy of our policy to all new clients while the Operations Team is responsible for an annual delivery to all existing clients.
Client Requests for Information
•All client requests for information regarding proxy votes or policies and procedures that are received by any employee should be forwarded to the Operations and Client Relations Teams.
•In response to any request, the Operations and/or Client Relations Teams will prepare a written response to the client with the information requested and, as applicable, will include the name of the issuer, the proposal voted upon, and how SouthernSun voted the client's proxy with respect to each proposal about which client inquired.
Records Retention
We will maintain the following records:
•Copies of all written policies and procedures,
•A copy of each proxy statement received,
•A record of each vote cast,
•A copy of any document created that was material to making a decision how to vote proxies or that memorializes the basis for that decision, and
•A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the investment adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.
Other
Client and Other Information
A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge and upon request, by calling (901) 341-2700. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request.
When proxies have not been received on behalf of a client, we will make reasonable efforts to obtain missing proxies. With respect to foreign holdings, record and voting deadline dates may be announced with limited time to respond. As such, SouthernSun will make best efforts to respond in a timely manner. In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities. In the event that a client has additional securities that we do not manage in a particular account, SouthernSun will provide the proxy voting information directly to the client so that they can vote the proxy personally. Absent an explicit agreement, SouthernSun does not engage in or monitor legal proceedings, including class-action claims, on behalf of its clients. Any notification obligations for class-action lawsuits are the responsibility of the applicable custodian.

PART C
OTHER INFORMATION
Item 28.
Exhibits
(a)(1)
Certificate of Trust is incorporated herein by reference to Exhibit 1(a) to State Street Institutional Funds’ (formerly known as GE Institutional Funds) (the “Registrant”) Form N-1A registration statement (File Nos. 333-29337; 811-
08257) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on
June 16, 1997 (Accession Number 0001010410-97-000104).

(a)(2)
Amended and Restated Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to post-effective amendment number two to the Registration Statement filed with the Commission on July 24, 1998 (Accession
Number 0001010410-98-000119).

(a)(3)
Certificate of Amendment to Certificate of Trust is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 27, 2017 (Accession Number
0001193125-17-021687).

(a)(4)
Amendment to the Amended and Restated Declaration of Trust is incorporated herein by reference to the Registrant’s
Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 27, 2017 (Accession
Number 0001193125-17-021687).

(a)(5)
Amendment to the Amended and Restated Declaration of Trust incorporated herein by reference to the Registrant’s
Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 28, 2019 (Accession
Number 0001193125-19-018922).

(a)(6)	Amendment to the Amended and Restated Declaration of Trust to be filed by subsequent amendment.
(b)	N/A.
(c)	N/A.
(d)(1)
Investment Advisory and Administration Agreement between the Registrant, on behalf of the Premier Growth Equity
Fund, and GEAM, is incorporated herein by reference to Exhibit 5(b) to pre-effective amendment number two to the
Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-
000161).

(d)(2)
Investment Advisory and Administration Agreement between the Registrant, on behalf of the U.S. Equity Fund, and
GEAM, is incorporated herein by reference to Exhibit 5(f) to pre-effective amendment number two to the Registration
Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(d)(3)
Investment Advisory and Administration Agreement between the Registrant, on behalf of the Small-Cap Value Equity
Fund, and GEAM, is incorporated herein by reference to Exhibit 5(l) to post-effective amendment number two to the
Registration Statement, filed with the Commission on July 24, 1998 (Accession Number 0001010410-98-000119).

(d)(4)
Amendment Number 1 to Investment Advisory and Administration Agreement dated October 1, 2008 between the
Registrant, on behalf of Small-Cap Equity Fund and GEAM, is incorporated herein by reference to Exhibit (d)(13) to post-effective amendment number 25 to the Registration Statement, filed with the Commission on September  4, 2008
(Accession Number 0001193125-08-190111).

(d)(5)
Sub-Advisory Agreement between GEAM and State Street Bank and Trust Company (“State Street”), through State
Street Global Advisors, Inc., is incorporated herein by reference to Exhibit 5(k) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-
97-000161).

(d)(6)
Sub-Advisory Agreement between GEAM and Palisade Capital Management, L.L.C. (“Palisade”), is incorporated herein by reference to Exhibit 5(p) to post-effective amendment number two to the Registration Statement, filed with the Commission on July 24, 1998 (Accession Number 0001010410-98-000119).

(d)(7)
First Amended and Restated Sub-Advisory Agreement between GEAM and Palisade, dated as of October 1, 2008, is incorporated herein by reference to Exhibit (d)(21) to post-effective amendment number 25 to the Registration
Statement, filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190111).

(d)(8)
Sub-Advisory Agreement, dated October  1, 2008 between GEAM and Champlain Investment Partners, LLC
(“Champlain”), is incorporated herein by reference to Exhibit (d)(22) to post-effective amendment number 25 to the
Registration Statement, filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-
190111).

(d)(9)
Sub-Advisory Agreement, dated October  1, 2008 between GEAM and SouthernSun Asset Management, Inc.
(“SouthernSun”), is incorporated herein by reference to Exhibit (d)(24) to post-effective amendment number 25 to the
Registration Statement, filed with the Commission on September  4, 2008 (Accession Number 0001193125-08-
190111).

(d)(10)
Sub-Advisory Agreement, dated August  23, 2010 between GEAM and SouthernSun, is incorporated herein by reference to Exhibit (d)(25) to post-effective amendment number 30 to the Registration Statement, filed with the
Commission on January 28, 2011 (Accession Number 0001193125-11-016551).

(d)(11)
Sub-Advisory Agreement, dated September  10, 2010 between GEAM and Kennedy Capital Management, Inc.
(“Kennedy”), is incorporated herein by reference to Exhibit (d)(26) to post-effective amendment number 30 to the
Registration Statement, filed with the Commission on January 28, 2011 (Accession Number 0001193125-11-016551).

(d)(12)
Sub-Advisory Agreement, dated April  1, 2014 between GEAM and SouthernSun, is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January
28, 2015 (Accession Number 0001193125-15-021988).

(d)(13)
Investment Advisory and Administration Agreement, dated July  1, 2016, between the Registrant, on behalf of the
State Street Institutional Premier Growth Equity Fund, State Street Institutional Small-Cap Equity Fund and State
Street Institutional U.S. Equity Fund, and SSGA Funds Management, Inc. (“SSGA FM”) is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on
January 27, 2017 (Accession Number 0001193125-17-021687).

(d)(14)
Sub-Advisory Agreement, dated July  1, 2016, between SSGA FM and Palisade is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January  27,
2017 (Accession Number 0001193125-17-021687).

(d)(15)
Sub-Advisory Agreement, dated July  1, 2016, between SSGA FM and Champlain is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January
27, 2017 (Accession Number 0001193125-17-021687).

(d)(16)
Sub-Advisory Agreement, dated July  1, 2016, between SSGA FM and SouthernSun is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on
January  27, 2017 (Accession Number 0001193125-17-021687).

(d)(17)
Sub-Advisory Agreement, dated July  1, 2016, between SSGA FM and Kennedy is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January  27,
2017 (Accession Number 0001193125-17-021687).

(d)(18)
Sub-Advisory Agreement, dated August  13, 2020, between SSGA FM and SouthernSun is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on
January  28, 2021 (Accession Number 0001193125-21-020560).

(d)(19)
First Amendment, dated December 1, 2021, to the Sub-Advisory Agreement, dated July 1, 2016, between SSGA FM and Kennedy is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form
N-1A, filed with the Commission on January 27, 2022 (Accession Number 0001193125-22-019616).

(d)(20)
First Amendment, dated December 1, 2021, to the Sub-Advisory Agreement, dated August 13, 2020, between SSGA
FM and SouthernSun is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement
on Form N-1A, filed with the Commission on January 27, 2022 (Accession Number 0001193125-22-019616).

(e)(1)
Distribution Agreement between the Registrant and GE Investment Services Inc., is incorporated herein by reference to Exhibit 6(a) to pre-effective amendment number two to the Registration Statement, filed with the Commission on
November  7, 1997 (Accession Number 0001010410-97-000161).

(e)(2)
Amended and Restated Shareholder Servicing and Distribution Agreement between the Registrant and GE Investment
Distributors, Inc. (“GEID”), is incorporated herein by reference to Exhibit (e)(2) to post-effective amendment number
13 to the Registration Statement, filed with the Commission on January 26, 2001 (Accession Number 0000912057-
01-002990).

(e)(3)
Distribution Agreement, dated July  1, 2016, between the Registrant and State Street Global Markets, LLC (“SSGM”)
is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 27, 2017 (Accession Number 0001193125-17-021687).

(e)(4)
Amended and Restated Distribution Agreement, dated May  1, 2017, between the Registrant and State Street Global
Advisors Funds Distributors, LLC (“SSGA FD”), is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 26, 2018 (Accession Number
0001193125-18-021690).

(f)	N/A.
(g)(1)
Master Custodian Agreement dated June  1, 2015, between the Registrant and State Street, is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on
January 27, 2016 (Accession Number 0001193125-16-440136).

(g)(2)
Amendment to the Master Custodian Agreement, dated September  30, 2020, between the Registrant and State Street is incorporated by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the
Commission on January  28, 2021 (Accession Number 0001193125-21-020560).

(h)(1)
Transfer Agency and Service Agreement between the Registrant and PFPC, Inc., is incorporated herein by reference to exhibit (h)  to post-effective amendment number 20 to the Registration Statement filed with the Commission on
November 22, 2004 (Accession Number 0001193125-04-201484).

(h)(2)
Amendment No.  2 to Transfer Agency Services Agreement between the Registrant and PNC Global Investment
Servicing (U.S.) Inc. (f/k/a PFPC Inc.) dated June 29, 2010, filed with the Commission on January 28, 2011
(Accession Number 0001193125-11-016551).

(h)(3)
Transfer Agency and Call Center Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 28, 2014 (Accession Number 0001193125-14-024324).

(h)(4)
Master Sub-Administration Services Agreement between GEAM and State Street, is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 28,
2014 (Accession Number 0001193125-14-024324).

(h)(5)
Master Accounting Services Agreement between the Registrant and State Street, is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 28,
2014 (Accession Number 0001193125-14-024324).

(h)(6)
Amendment to Master Sub-Administration Services Agreement, dated October  6, 2015 between GEAM and State
Street, is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A,
filed with the Commission on January  27, 2016 (Accession Number 0001193125-16-440136).

(h)(7)
Amendment to Master Sub-Administration Services Agreement, dated April  8, 2016, between GEAM and State Street is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January  27, 2017 (Accession Number 0001193125-17-021687).

(h)(8)
Assignment and Amendment of Master Sub-Administration Services Agreement, dated June  30, 2016, among State
Street, GEAM, SSGA FM and State Street Global Advisors (“SSGA”) is incorporated herein by reference to the
Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 27, 2017
(Accession Number 0001193125-17-021687).

(h)(9)
Amendment to Master Sub-Administration Services Agreement, dated June 29, 2018, between SSGA FM and State
Street, is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A,
filed with the Commission on January  28, 2019 (Accession Number 0001193125-19-018922).

(h)(10)
Form of Indemnification Agreement between the Trust and Board of Trustees of the Trust is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on
November 25, 2019 (Accession Number 0001193125-19-299825).

(h)(11)
Amended and Restated Transfer Agent Servicing Agreement between the Registrant and U.S. Bank Global Fund
Services, dated January 1, 2020, is incorporated herein by reference to the Registrant’s Amendment to its Registration
Statement on Form N-1A, filed with the Commission on January 28, 2021 (Accession Number 0001193125-21-
020560).

(h)(12)	Second Amended and Restated Transfer Agent Servicing Agreement between the Registrant and U.S. Bank Global Fund Services to be filed by subsequent amendment.
(h)(13)	Management Fee Waiver Agreement for the State Street Institutional Small-Cap Equity Fund, dated January 1, 2023, between SSGA FM and the Registrant is filed herewith.
(h)(14)
Form of Fund of Funds Investment Agreement is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 27, 2022 (Accession Number
0001193125-22-019616).

(h)(15)	Indemnification Agreement between the Trust and the Board of Trustees is filed herewith.
(i)
Opinions and Consents of Sutherland Asbill  & Brennan LLP are incorporated herein by reference to Exhibit 10 to pre-effective amendment number two to the Registration Statement, filed with the Commission on November  7, 1997
(Accession Number 0001010410-97-000161) and Exhibit 10 to post-effective amendment number two to the
Registration Statement, filed with the Commission on July  24, 1998 (Accession Number 0001010410-98-000119)
and Exhibit (i)  to post-effective amendment number four to the Registration Statement, filed with the Commission on
January 27, 1999 (Accession Number 0000889812-99-000221) and Exhibit (i)  to post-effective amendment number
11 to the Registration Statement, filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-
001894).

(j)(1)	N/A.
(j)(2)	Consent of Ernst & Young LLP is filed herewith.
(k)	N/A.
(l)
Purchase Agreement between the Registrant and General Electric Capital Assurance Company, is incorporated herein by reference to Exhibit 13 to pre-effective amendment number two to the Registration Statement, filed with the
Commission on November  7, 1997 (Accession Number 0001010410-97-000161).

(m)(1)
Amended and Restated Shareholder Servicing and Distribution Plan adopted pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended (the “1940 Act”), is incorporated herein by reference to exhibit (m)(1)
to post-effective amendment number 24 to the Registration Statement filed with the Commission on January 28, 2008
(Accession Number 0001193125-08-013143).

(m)(2)
Amended and Restated Shareholder Servicing and Distribution Agreement adopted pursuant to Rule 12b-1 under the
1940 Act, is incorporated herein by reference to exhibit (m)(2) to post-effective amendment number 24 to the
Registration Statement filed with the Commission on January 28, 2008 (Accession Number 0001193125-08-013143).

(m)(3)
Shareholder Servicing and Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, dated July 1, 2016 is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 27, 2017 (Accession Number 0001193125-17-021687).

(m)(4)
Shareholder Servicing and Distribution Agreement adopted pursuant to Rule 12b-1 under the 1940 Act, dated July 1,
2016, between the Registrant and SSGM is incorporated herein by reference to the Registrant’s Amendment to its
Registration Statement on Form N-1A, filed with the Commission on January 27, 2017 (Accession Number
0001193125-17-021687).

(n)(1)
Multiple Class  Plan for the Registrant adopted pursuant to Rule 18f-3 under the 1940 Act, is incorporated herein by reference to Exhibit 18 to pre-effective amendment number two to the Registration Statement, filed with the
Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(n)(2)
Multiple Class  Plan for the Registrant adopted pursuant to Rule 18f-3 under the 1940 Act, is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on
January 27, 2012 (Accession Number 0001193125-12-026471).

(n)(3)
Multiple Class  Plan for the Registrant adopted pursuant to Rule 18f-3 under the 1940 Act is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on
November 24, 2021 (Accession Number 0001193125-21-340467).

(n)(4)	Multiple Class Plan for the Registrant adopted pursuant to Rule 18f-3 under the 1940 Act is filed herewith.
(p)(1)	Joint Code of Ethics of SSGA FM is filed herewith.
(p)(2)	Code of Ethics of Palisade is filed herewith.
(p)(3)	Code of Ethics of Champlain is filed herewith.
(p)(4)	N/A.
(p)(5)	Code of Ethics of SouthernSun is filed herewith.
(p)(6)	Code of Ethics of Kennedy is filed herewith.
(p)(7)
Code of Ethics for the Independent Board Members is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 28, 2019 (Accession Number
0001193125-19-018922).

(q)	Powers of Attorney:
(q)(1)
Power of Attorney for John R. Costantino, is incorporated herein by reference to the Registrant’s Amendment to its
Registration Statement on Form N-1A, filed with the Commission on January 27, 2012 (Accession Number
0001193125-12-026471).

(q)(2)
Power of Attorney for Donna M. Rapaccioli, is incorporated herein by reference to the Registrant’s Amendment to its
Registration Statement on Form N-1A, filed with the Commission on January 27, 2012 (Accession Number
0001193125-12-026471).

(q)(3)
Power of Attorney, dated March  7, 2017 for John R. Costantino, Arthur A. Jensen, R. Sheldon Johnson, Jeanne M. La
Porta and Donna M. Rapaccioli, is incorporated herein by reference to the Registrant’s Amendment to its Registration
Statement on Form N-1A, filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148497).

(q)(4)
Power of Attorney, dated December  13, 2018, relating to Registrant, State Street Master Funds, State Street
Institutional Investment Trust, State Street Navigator Securities Lending Trust, SSGA Funds, State Street Variable
Insurance Series Funds, Inc., Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income
Fund, Elfun Diversified Fund, Elfun International Equity Fund and Elfun Trusts is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 28,
2019 (Accession Number 0001193125-19-018922).

(q)(5)
Power of Attorney, dated September  19, 2019, relating to the Registrant, State Street Master Funds, State Street
Institutional Investment Trust, State Street Navigator Securities Lending Trust, SSGA Funds, State Street Variable
Insurance Series Funds, Inc., Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income
Fund, Elfun Diversified Fund, Elfun International Equity Fund and Elfun Trusts is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on November 25,
2019 (Accession Number 0001193125-19-299825).

(q)(6)
Power of Attorney, dated September  17, 2020 relating to the Registrant, State Street Master Funds, State Street
Institutional Investment Trust, State Street Navigator Securities Lending Trust, SSGA Funds, State Street Variable
Insurance Series Funds, Inc., Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income
Fund, Elfun Diversified Fund, Elfun International Equity Fund and Elfun Trusts is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 28,
2021 (Accession Number 0001193125-21-020560).

(q)(7)
Power of Attorney, dated September 15, 2022 relating to the Registrant, State Street Master Funds, State Street
Institutional Investment Trust, State Street Navigator Securities Lending Trust, SSGA Funds, State Street Variable
Insurance Series Funds, Inc., Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income
Fund, Elfun Diversified Fund, Elfun International Equity Fund and Elfun Trusts is filed herewith.

EX-101.INS	XBRL Instance Document - the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase
Item 29.
Persons Controlled By or Under Common Control With Registrant
See the Statement of Additional Information regarding the Trust’s control relationships.
Item 30.
Indemnification
As a Delaware business trust, the operations of the Registrant are governed by its Amended and Restated Declaration of Trust dated June 2, 1998 (the “Declaration of Trust”). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the “DBTA”) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. The Registrant’s Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It nevertheless is possible that a Delaware business trust, such as the Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Registrant’s shareholders could be subject to personal liability.
To protect the Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Registrant or any series of the Registrant; and (iii) provides that the Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) the Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.
The Declaration of Trust further provides that the Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Registrant. The Declaration of Trust does not authorize the Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.
Under a separate Indemnification Agreement by and among the Registrant and each Trustee, the Registrant has undertaken to indemnify and advance expenses to each Trustee in a manner consistent with the laws of the State of Delaware. The Agreement precludes indemnification or advancement of expenses with respect to “disabling conduct” (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification or advancement of expenses shall be made.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the 1933 Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.
Business and Other Connections of Investment Adviser
Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of each investment adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:
SSGA FM serves as the investment adviser for each series of the Trust. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. The principal address of SSGA FM is One Iron Street, Boston, Massachusetts 02210. SSGA FM is an investment adviser registered under the Investment Advisers Act of 1940.
Below is a list of the directors and principal executive officers of SSGA FM and their principal occupation(s). Unless otherwise noted, the address of each person listed is One Iron Street, Boston, Massachusetts 02210.
Name	Position with and Name of Other Company
Ellen Needham	Chairman, Director and President of SSGA FM; Senior Vice President/Senior Managing Director of SSGA
Sean Driscoll	Director of SSGA FM; Managing Director of SSGA
Barry F.X. Smith	Director of SSGA FM; Executive Vice President of SSGA
Lori Heinel	Director of SSGA FM; Executive Vice President of SSGA
Apea Amoa	Director of SSGA FM; Managing Director and Chief Financial Officer of SSGA
Jaclyn Collier	Chief Compliance Officer of SSGA GM; Senior Vice President/Senior Managing Director and Chief Compliance Officer of SSGA
Bo Trevino	Treasurer of SSGA FM; Vice President of SSGA
Sean O’Malley, Esq.	Chief Legal Officer of SSGA FM; Senior Vice President/Senior Managing Director and General Counsel of SSGA
Ann Carpenter	Chief Operating Officer of SSGA FM; Managing Director of SSGA
Timothy Corbett	Chief Risk Officer of SSGA FM; Senior Vice President/Senior Managing Director of SSGA
Jamie Bernardi	Derivates Risk Manager of SSGA FM; Managing Director of SSGA
Christyann Weltens	Derivates Risk Manager of SSGA FM; Vice President of SSGA
David Urman, Esq.	Clerk of SSGA FM; Vice President and Senior Counsel of SSGA
Daniel Furman, Esq.	Assistant Clerk of SSGA FM; Managing Director and Managing Counsel of SSGA
Leanne Dunn, Esq.	Assistant Clerk of SSGA FM; Managing Director and Senior Counsel of SSGA
Michael Pastore, Esq.	Assistant Clerk of SSGA FM; Managing Director and Senior Counsel of SSGA
Champlain serves as a sub-adviser to the State Street Institutional Small-Cap Equity Fund. Champlain was formed in 2004 to focus on managing core small and mid-cap strategies. The business, profession, vocation or employment of a substantial nature which each director or officer of Champlain is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is as follows:
Name	Capacity With Advisor	Business Name and Address
Scott T. Brayman	Chief Investment Officer of Small and Mid Cap Strategies/ Managing Partner	Champlain Investment Partners, LLC Burlington, VT
Corey N. Bronner	Deputy Chief Investment Officer of Small and Mid Cap Strategies/Partner	Champlain Investment Partners, LLC Burlington, VT
Joseph M. Caligiuri	Deputy Chief Investment Officer of Small and Mid Cap Strategies/Partner	Champlain Investment Partners, LLC Burlington, VT
Mike A. Cervi	Client Service/Partner	Champlain Investment Partners, LLC Burlington, VT
Joseph J. Farley	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT
Matthew S. Garcia	Chief Compliance Officer/Partner	Champlain Investment Partners, LLC Burlington, VT
Robert D. Hallisey	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT
Andrew J. Hanson	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT

Name	Capacity With Advisor	Business Name and Address
Angie M. Holbrook	Client Service/Partner	Champlain Investment Partners, LLC Burlington, VT
Finn R. McCoy	Head Trader/Partner	Champlain Investment Partners, LLC Burlington, VT
Wendy K. Nunez	Senior Advisor/Partner	Champlain Investment Partners, LLC Burlington, VT
Judith W. O’Connell	Chief Executive Officer/Managing Partner	Champlain Investment Partners, LLC Burlington, VT
Eric P. Ode	President & Chief Operating Officer/Partner	Champlain Investment Partners, LLC Burlington, VT
Jacqueline W. Williams	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT
Jason L. Wyman	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT
Kennedy serves as a sub-adviser to the State Street Institutional Small-Cap Equity Fund. Kennedy is a registered investment adviser under the Investment Advisers Act of 1940 and was founded in 1980. Kennedy provides customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as to high-net-worth individuals, and specializes in the small and mid-cap asset classes. The business, profession, vocation or employment of a substantial nature which each director or officer of Kennedy is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is as follows:
Name	Capacity With Advisor	Business Name and Address
Donald M. Cobin	President, Chief Executive Officer and Chairman of the Board of Directors	Kennedy Capital Management LLC St. Louis, MO
Niraj S. Shah	Vice President and Chief Strategy Officer	Kennedy Capital Management LLC St. Louis, MO
Frank A. Latuda, Jr., CFA	Director, Portfolio Manager and Chief Investment Officer	Kennedy Capital Management LLC St. Louis, MO
Jean Barnard	Director, Director of Research and Portfolio Manager	Kennedy Capital Management LLC St. Louis, MO
Doris Hunt	Vice President and Chief Compliance Officer	Kennedy Capital Management LLC St. Louis, MO
Richard E. Oliver	Chief Financial Officer	Kennedy Capital Management LLC St. Louis, MO
Patrick Wolcott	Vice President and Chief Operating Officer	Kennedy Capital Management LLC St. Louis, MO
James J. Boyne	Director	Kennedy Capital Management LLC St. Louis, MO Steamboat Springs Winter Sports Club Steamboat Springs, CO Weitz Investment Management, Inc., Weitz Funds and Weitz Securities, Inc. Omaha, NE
Palisade serves as a sub-adviser to the State Street Institutional Small-Cap Equity Fund. Palisade manages various institutional and private accounts and has a history of managing small-cap equity portfolios. The business, profession, vocation or employment of a substantial nature which each director or officer of Palisade is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is as follows:
Name	Capacity With Advisor	Business Name and Address
Alison A. Berman	Co-Chairman of the Board of Directors, Chief Executive Officer and President	Palisade Capital Management, LP Fort Lee, NJ
Jack Feiler	Vice Chairman; Member of the Board of Directors	Palisade Capital Management, LP Fort Lee, NJ

Name	Capacity With Advisor	Business Name and Address
Jeffrey D. Serkes	Senior Advisor and Member of the Board of Directors
Palisade Capital Management, LP
Fort Lee, NJ
JAR Real Property Group, LLC
Fairfield, NJ
Tiger Tennis of Fairfield, LLC
Fairfield, NJ
Tiger Tennis of West Caldwell, LLC
West Caldwell, NJ
B-serk, LLC
Montclair, NJ
Serlyn Properties II, LLC
Brookfield, CT
NthDegree Technologies, Inc.
Tempe, AZ
Impact Capital Funds, LLC
South Bend, IN
Springfield Partners, LLC
Jupiter Inlet Colony, FL

Dennison T. Veru	Co-Chairman of the Board of Directors and Chief Investment Officer	Palisade Capital Management, LP Fort Lee, NJ Fresh Tracks Therapeutics, Inc. Boulder, CO
Steven E. Berman	Vice Chairman; Member of the Board of Directors	Palisade Capital Management, LP Fort Lee, NJ
Michael I. Feiler	Managing Director, Private Wealth Management and Member of the Board of Directors	Palisade Capital Management, LP Fort Lee, NJ
Bradley R. Goldman, Esq.	Managing Director, General Counsel and Chief Compliance Officer	Palisade Capital Management, LP Fort Lee, NJ
Frank O. Galdi	Managing Director, Chief Risk Officer and Deputy Chief Investment Officer; Prior to 2022, Managing Director, Chief Risk Officer and Head of Corporate Development	Palisade Capital Management, LP Fort Lee, NJ
Beata Tannuzzo, CPA	Managing Director, Chief Financial Officer	Palisade Capital Management, LP Fort Lee, NJ
SouthernSun serves as a sub-adviser to the State Street Institutional Small-Cap Equity Fund. SouthernSun was founded in 1989 and specializes in Small Cap and SMID Cap investing, with a global perspective. SouthernSun is a research-driven investment management firm implementing long-only domestic equity strategies for institutions and individuals. The business, profession, vocation or employment of a substantial nature which each director or officer of SouthernSun is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is as follows:
Name	Capacity With Advisor	Business Name and Address
Michael W. Cook	Chief Executive Officer/Co-Chief Investment Officer/ Principal	SouthernSun Asset Management, LLC Memphis, TN
Phillip W. Cook	Co-Chief Investment Officer/Principal, Investment Team	SouthernSun Asset Management, LLC Memphis, TN
Michael S. Cross	Principal, Investment Team	SouthernSun Asset Management, LLC Memphis, TN
James P. Dorman, CFA	Principal, Investment Team	SouthernSun Asset Management, LLC Memphis, TN
Tread B. Thompson	Principal, Investment Team	SouthernSun Asset Management, LLC Memphis, TN
William P. Halliday	Chief Operating Officer/Chief Compliance Officer/ Principal	SouthernSun Asset Management, LLC Memphis, TN
Michael McNamara	Senior Trader/Principal	SouthernSun Asset Management, LLC Memphis, TN

Item 32.
Principal Underwriters
(a)
SSGA FD, One Iron Street, Boston, Massachusetts 02210, serves as the Trust’s principal underwriter and also serves as the principal underwriter for the following investment companies: State Street Variable Insurance Series Funds, Inc., SSGA Funds, SPDR Series Trust, SPDR Index Shares Funds, SSGA Active Trust, State Street Institutional Investment Trust, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Government Money Market Fund, Elfun Trusts and Elfun Diversified Fund.
(b)
To the best of the Trust’s knowledge, the managers and executive officers of SSGA FD are as follows:
Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Trust
Barry F. X. Smith	President, Chairman and Manager	None
Timothy Corbett	Manager	None
Steven Lipiner	Manager	None
Ellen Needham	Manager	President and Trustee
Christine Stokes	Manager	None
John Tucker	Manager	None
Jaclyn Collier	Chief Compliance Officer and Anti-Money Laundering Officer	None
David Maxham	Chief Financial Officer	None
*
The principal business address for each of the above managers and executive officers is One Iron Street, Boston, Massachusetts 02210.
(c)
Not applicable.
Item 33.
Location of Accounts and Records
All accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of: the Registrant located at One Iron Street, Boston, Massachusetts 02210; the Registrant’s investment adviser, SSGA Funds Management, Inc. (which also serves as its administrator) located at One Iron Street, Boston, Massachusetts 02210; the Registrant’s custodian, State Street (which also serves at its sub-administrator), located at One Lincoln Street, Boston, Massachusetts 02111; and the Registrant’s transfer agent, U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202-5207.
Item 34.
Management Services
Not applicable.
Item 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts on this 26th day of January, 2023.
STATE STREET INSTITUTIONAL FUNDS

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Trustee
Pursuant to the requirements of the 1933 Act, this Registration Statement for the Trust has been signed below by the following persons in the capacities as indicated on the 26th day of January, 2023:
Signature	Title	Date
/s/ Patrick J. Riley*	Trustee	January 26, 2023
Patrick J. Riley
/s/ Michael A. Jessee*	Trustee	January 26, 2023
Michael A. Jessee
/s/ Donna M. Rapaccioli*	Trustee	January 26, 2023
Donna M. Rapaccioli
/s/ Richard D. Shirk*	Trustee	January 26, 2023
Richard D. Shirk
/s/ John R. Costantino*	Trustee	January 26, 2023
John R. Costantino
/s/ Margaret McLaughlin*	Trustee	January 26, 2023
Margaret McLaughlin
/s/ George M. Pereira*	Trustee	January 26, 2023
George M. Pereira
/s/ Bruce S. Rosenberg	Treasurer and Principal Financial Officer	January 26, 2023
Bruce S. Rosenberg
/s/ Ellen M. Needham	President (Principal Executive Officer) and Trustee	January 26, 2023
Ellen M. Needham

*By:	/s/ David Barr
David Barr Attorney-in-Fact Pursuant to Powers of Attorney
*
Signature affixed by David Barr pursuant to a power of attorney dated September 15, 2022.

EXHIBIT INDEX
Exhibit No.	Exhibit
(h)(13)	Management Fee Waiver Agreement for the State Street Institutional Small-Cap Equity Fund
(h)(15)	Indemnification Agreement between the Trust and the Board of Trustees
(j)(2)	Consent of Ernst & Young LLP
(n)(4)	Amended and Restated Plan Pursuant to Rule 18f-3
(p)(1)	Joint Code of Ethics of SSGA FM
(p)(2)	Code of Ethics of Palisade
(p)(3)	Code of Ethics of Champlain
(p)(5)	Code of Ethics of SouthernSun
(p)(6)	Code of Ethics of Kennedy
(q)(7)	Power of Attorney